P R O S P E C T U S
MAY 8, 2000

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                               TRANSAMERICA ELITE(SM)
                                   issued through
                Transamerica Occidental Life Separate Account VUL-3
                                        by
                  Transamerica Occidental Life Insurance Company

                               ADMINISTRATIVE OFFICE:
                                570 Carillon Parkway
                          St. Petersburg, Florida 33716
                                 1-800-322-7164
                                 (727) 299-1800

         PLEASE SEND ALL PREMIUM PAYMENTS, LOAN REPAYMENTS, CORRESPONDENCE
                   AND NOTICES TO THE ADMINISTRATIVE OFFICE ONLY.

                                    HOME OFFICE:
                               1150 South Olive Street
                          Los Angeles, California 90015
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         AN INDIVIDUAL FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

                                 -----------------------------------------------
                                   CONSIDER CAREFULLY THE RISK FACTORS
                                   BEGINNING ON PAGE 10 OF THIS PROSPECTUS.

                                   If you already own a life insurance policy, it may not be to your advantage to buy additional insurance or to replace your policy with the Policy described in this prospectus.

                                   An investment in this Policy is not a bank
                                   deposit. The Policy is not insured or
                                   guaranteed by the Federal Deposit Insurance
                                   Corporation or any other government agency.
THE SECURITIES AND EXCHANGE
COMMISSION HAS NOT APPROVED        Prospectuses for the portfolios of:
OR DISAPPROVED THESE SECURITIES
OR PASSED UPON THE ADEQUACY        [ ] WRL Series Fund, Inc.;
OF THIS PROSPECTUS. ANY            [ ] Variable Insurance Products Fund (VIP);
REPRESENTATION TO THE CONTRARY     [ ] Variable Insurance Products Fund II
IS A CRIMINAL OFFENSE.                 (VIP II);
                                   [ ] Variable Insurance Products Fund III
                                       (VIP III); and
                                   [ ] Transamerica Variable Insurance Fund,
                                       Inc.
                                   must accompany this prospectus. Certain
                                   portfolios may not be available in all
                                   states. Please read these documents before
                                   investing and save them for future reference.
                                 -----------------------------------------------

TABLE OF CONTENTS
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Glossary ...................................................................   1

Policy Summary .............................................................   5

Risk Summary ...............................................................  10

Portfolio Annual Expense Table .............................................  14

Transamerica and the Fixed Account .........................................  16
    Transamerica ...........................................................  16
    The Fixed Account ......................................................  16

The Separate Account and the Portfolios ....................................  17
    The Separate Account ...................................................  17
    The Portfolios .........................................................  17
    Addition, Deletion, or Substitution of Investments .....................  21
    Your Right to Vote Portfolio Shares ....................................  22

The Policy .................................................................  23
    Purchasing a Policy ....................................................  23
    Underwriting Standards .................................................  23
    When Insurance Coverage Takes Effect ...................................  24
    Ownership Rights .......................................................  25
    Canceling a Policy .....................................................  27

Premiums ...................................................................  28
    Premium Flexibility ....................................................  28
    Planned Periodic Payments ..............................................  28
    Minimum No Lapse Premium ...............................................  28
    No Lapse Period ........................................................  29
    Premium Limitations ....................................................  29
    Making Premium Payments ................................................  29
    Allocating Premiums ....................................................  30

Policy Values ..............................................................  31
    Cash Value .............................................................  31
    Net Surrender Value ....................................................  31
    Subaccount Value .......................................................  32
    Subaccount Unit Value ..................................................  32
    Fixed Account Value ....................................................  33

Transfers ..................................................................  33
    General ................................................................  33
    Fixed Account Transfers ................................................  35
    Conversion Rights ......................................................  35
    Dollar Cost Averaging ..................................................  35
    Asset Rebalancing Program ..............................................  36
    Third Party Asset Allocation Services ..................................  37

Charges and Deductions .....................................................  38
    Premium Charges ........................................................  38
    Monthly Deduction ......................................................  38
    Mortality and Expense Risk Charge ......................................  40
    Surrender Charge .......................................................  40

         This Policy is not available in the State of New York.

    Pro Rata Decrease Charge ................................................ 43
    Transfer Charge ......................................................... 43
    Change in Premium Allocation Charge ..................................... 43
    Cash Withdrawal Charge .................................................. 44
    Taxes ................................................................... 44
    Portfolio Expenses ...................................................... 44

Death Benefit ............................................................... 44
    Death Benefit Proceeds .................................................. 44
    Death Benefit ........................................................... 45
    Effects of Cash Withdrawals on the Death Benefit ........................ 47
    Choosing Death Benefit Options .......................................... 47
    Changing the Death Benefit Option ....................................... 47
    Decreasing the Specified Amount ......................................... 47
    No Increase in the Specified Amount ..................................... 48
    Payment Options ......................................................... 48

Surrenders and Cash Withdrawals ............................................. 48
    Surrenders .............................................................. 48
    Cash Withdrawals ........................................................ 49

Loans ....................................................................... 50
    General ................................................................. 50
    Interest Rate Charged ................................................... 51
    Loan Reserve Interest Rate Credited ..................................... 51
    Effect of Policy Loans .................................................. 51

Policy Lapse and Reinstatement .............................................. 52
    Lapse ................................................................... 52
    No Lapse Period ......................................................... 52
    Reinstatement ........................................................... 53

Federal Income Tax Considerations ........................................... 53
    Tax Status of the Policy ................................................ 54
    Tax Treatment of Policy Benefits ........................................ 54
    Special Rules for 403(b) Arrangements ................................... 57

Other Policy Information .................................................... 57
    Our Right to Contest the Policy ......................................... 57
    Suicide Exclusion ....................................................... 57
    Misstatement of Age or Gender ........................................... 58
    Modifying the Policy .................................................... 58
    Benefits at Maturity .................................................... 58
    Payments We Make ........................................................ 59
    Settlement Options ...................................................... 59
    Reports to Owners ....................................................... 60
    Records ................................................................. 60
    Policy Termination ...................................................... 61

Supplemental Benefits (Riders) .............................................. 61
    Children's Insurance Rider .............................................. 61
    Accidental Death Benefit Rider .......................................... 61
    Other Insured Rider ..................................................... 61
    Disability Waiver Rider ................................................. 62
    Disability Waiver and Income Rider ...................................... 62

    Primary Insured Rider ("PIR") and Primary Insured
       Rider Plus ("PIR Plus") .............................................. 62
    Living Benefit Rider (an Accelerated Death Benefit) ..................... 63

IMSA ........................................................................ 64

Performance Data ............................................................ 64
    Rates of Return ......................................................... 64
    Hypothetical Illustrations Based on Adjusted Historical Portfolio
       Performance .......................................................... 66
    Other Performance Data in Advertising Sales Literature .................. 76
    Transamerica's Published Ratings ........................................ 77

Additional Information ...................................................... 77
    Sale of the Policies .................................................... 77
    Legal Matters ........................................................... 78
    Legal Proceedings ....................................................... 78
    Variations in Policy Provisions ......................................... 78
    Experts ................................................................. 78
    Financial Statements .................................................... 79
    Additional Information about Transamerica ............................... 79
    Transamerica's Directors and Officers ................................... 79
    Additional Information about the Separate Account ....................... 82

Appendix A -- Illustrations ................................................. 83

Appendix B -- Wealth Indices of Investments in the U.S. Capital Market ...... 87

Index to Financial Statements ............................................... 89
    Transamerica Occidental Life Insurance Company .......................... 90

GLOSSARY
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 accounts          The options to which you can allocate your money. The
                   accounts include the fixed account and the subaccounts in the separate account. Our administrative office and mailing
                   address is P.O. Box 5068, Clearwater,
                   -------------------------------------------------------------
 administrative    Florida 33758-5068. Our street address is 570 Carillon
 office            Parkway, St. Petersburg, Florida 33716. Our phone number is
                   1-800-322-7164. ALL PREMIUM PAYMENTS, LOAN REPAYMENTS,
                   CORRESPONDENCE AND NOTICES SHOULD BE SENT TO THIS ADDRESS.
                   -------------------------------------------------------------
 attained age      The issue age of the insured, plus the number of completed years since the Policy date.
                   -------------------------------------------------------------
 beneficiary(ies)  The person or persons you select to receive the death benefit from this Policy. You name the primary beneficiary and
                   contingent beneficiaries.
                   -------------------------------------------------------------
 cash value        The sum of your Policy's value in the subaccounts and the
                   fixed account. If there is a Policy loan outstanding, the
                   cash value includes any amounts held in our fixed account to secure the Policy loan.
                   -------------------------------------------------------------
 death benefit     The amount we will pay to the beneficiary on the insured's
 proceeds          death. We will reduce the death benefit proceeds by the
                   amount of any outstanding loan amount (including any interest you owe on Policy loan(s)) plus any due and unpaid monthly deductions.
                   -------------------------------------------------------------
 fixed account     An option to which you may allocate premiums and cash value.
                   We guarantee that any amounts you allocate to the fixed
                   account will earn interest at a declared rate. The fixed
                   account may not be available in all states.
                   -------------------------------------------------------------
 free-look period  The limited period of time during which you may return the
                   Policy and receive a refund as described in this prospectus.
                   The length of the free-look period varies by state. The
                   free-look period is listed in the Policy.
                   -------------------------------------------------------------
 funds             Investment companies which are registered with the U.S.
                   Securities and Exchange Commission. The Policy allows you to invest in the portfolios of the funds through our
                   subaccounts. We reserve the right to add other registered
                   investment companies to the Policy in the future.
                   -------------------------------------------------------------
 home office       Our home office address is 1150 South Olive Street, Los
                   Angeles, California 90015. PLEASE DO NOT SEND ANY MONEY,
                   CORRESPONDENCE OR NOTICES TO THIS ADDRESS. SEND TO THE
                   ADMINISTRATIVE OFFICE LISTED ABOVE.
                   -------------------------------------------------------------
 in force          While coverage under the Policy is active and the insured's life remains insured.
                   -------------------------------------------------------------
 initial premium   The amount you must pay before insurance coverage begins
                   under this Policy. The initial premium is shown on the
                   schedule page of your Policy.
                   -------------------------------------------------------------
 insured           The person whose life is insured by this Policy.
                   -------------------------------------------------------------
 issue age         The insured's age on his or her birthday nearest to the
                   Policy date.
                   -------------------------------------------------------------
 lapse             When life insurance coverage ends because you do not have
                   enough cash value in the Policy to pay the monthly deduction, the surrender charge and any outstanding loan amount
                   (including any interest you owe on Policy loans(s)), and you have not made a sufficient payment by the end of a grace
                   period.
                   -------------------------------------------------------------
 loan amount       The total amount of all outstanding Policy loans, including both principal and interest due.
                   -------------------------------------------------------------
 loan reserve      A part of the fixed account to which amounts are transferred as collateral for Policy loans.
                   -------------------------------------------------------------
 maturity date     The Policy anniversary nearest the insured's 100th birthday if the insured is living and the Policy is still in force. It is the date when life insurance coverage under this Policy ends. You may continue coverage, at your option, under the
                   Policy's extended maturity date provision.
                   -------------------------------------------------------------
 minimum           The amount shown on your Policy schedule page that we use
 no                during the no lapse period to determine whether a grace
 lapse             period will begin. We will adjust the minimum no lapse
 premium           premium if you change death benefit options, decrease the
                   specified amount, or add or increase a rider. We make this determination whenever your net surrender value is not enough to meet monthly deductions. When we use the term "minimum no lapse premium" in this prospectus, it has the same meaning as
                   "minimum monthly guarantee premium" in the Policy.
                   -------------------------------------------------------------
 Monthiversary     This is the day of each month when we determine Policy
                   charges and deduct them from cash value. It is the same date each month as the Policy date. If there is no valuation date that coincides with the Policy date in a calendar month, the
                   Monthiversary is the next valuation date.
                   -------------------------------------------------------------
 monthly           The monthly Policy charge, plus the monthly cost of
 deduction         insurance, plus the monthly charge for any riders added to your Policy, plus, if any, the pro rata decrease charge
                   incurred as a result of a decrease in your specified amount.
                   -------------------------------------------------------------
 net surrender     The amount we will pay you if you surrender the Policy while
 value             it is in force. The net surrender value on the date you
                   surrender is equal to: the cash value, minus any surrender charge, minus any outstanding loan amount, minus any interest you owe on Policy loan(s).
                   -------------------------------------------------------------
 no lapse date     The last valuation date of your third Policy year. It is the date prior to which your Policy will not lapse if certain
                   conditions are met, even if the net surrender value is not sufficient to pay the monthly deductions.
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 planned periodic  A premium payment you make in a level amount at a fixed
 premium           interval over a specified period of time.
                   -------------------------------------------------------------

 Policy date       The date when our underwriting process is complete, full life insurance coverage goes into effect and we begin to make the monthly deductions. The Policy date is shown on the schedule page of your Policy. It is also the date when, depending on the laws of the state governing your Policy (usually the
                   state where you live), we allocate your premium either to the reallocation account or to the fixed account and the
                   subaccounts you selected on your application. We measure
                   Policy months, years, and anniversaries from the Policy date.
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 portfolio         One of the separate investment portfolios of a fund.
                   -------------------------------------------------------------
 premiums          All payments you make under the Policy other than loan
                   repayments.
                   -------------------------------------------------------------
 reallocation      The fixed account.
 account
                   -------------------------------------------------------------
 reallocation      The date we reallocate all cash value held in the
 date              reallocation account to the fixed account and subaccounts you selected on your application. We place your premium in the reallocation account only if your state requires us to return the full premium in the event you exercise your free-look
                   right. In those states the reallocation date is the record date, plus the number of days in your state's free-look
                   period, plus five days. In all other states, the reallocation date is the Policy date.
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 record date       The date we record your Policy on our books as an in force
                   Policy.
                   -------------------------------------------------------------
 separate account  The Transamerica Occidental Life Separate Account VUL-3. It
                   is a separate investment account that is divided into
                   subaccounts. We established the separate account to receive and invest premiums under the Policy and other variable life insurance policies we issue.
                   -------------------------------------------------------------
 specified amount  The minimum death benefit we will pay under the Policy provided the Policy is in force. It is the amount shown on the Policy's schedule page, unless you decrease the specified amount. In addition, we will reduce the specified amount by the dollar amount of any cash withdrawal if you choose the
                   Option A (level) death benefit.
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 subaccount        A subdivision of the separate account that invests
                   exclusively in shares of one investment portfolio of a fund.
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 surrender charge  If during the first 15 Policy years you fully surrender the
                   Policy, we will deduct a surrender charge from the cash
                   value.
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 termination       When the insured's life is no longer insured under the
                   Policy.
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 valuation date    Each day the New York Stock Exchange is open for trading.
                   Transamerica is open for business whenever the New York Stock
                   Exchange is open.
                   -------------------------------------------------------------
 valuation period  The period of time over which we determine the change in the value of the subaccounts. Each valuation period begins at the close of normal trading on the New York Stock Exchange
                   (currently 4:00 p.m. Eastern time on each valuation date) and ends at the close of normal trading of the New York Stock
                   Exchange on the next valuation date.
                   -------------------------------------------------------------
 we, us, our       Transamerica Occidental Life Insurance Company.
 (Transamerica)
                   -------------------------------------------------------------
 written notice    The written notice you must sign and send us to request or exercise your rights as owner under the Policy. To be
                   complete, it must: (1) be in a form we accept, (2) contain the information and documentation that we determine we need to take the action you request, and (3) be received at our administrative office.
                   -------------------------------------------------------------
 you, your         The person entitled to exercise all rights as owner under
 (owner or         the Policy.
 policyowner)
                   -------------------------------------------------------------

POLICY SUMMARY                                            TRANSAMERICA ELITE(SM)
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     This summary provides only a brief overview of the more important features of the Policy. More detailed information about the Policy appears later in this prospectus. PLEASE READ THE REMAINDER OF THIS PROSPECTUS CAREFULLY.

THE POLICY IN GENERAL

     The Transamerica Elite(SM) is an individual flexible premium variable life insurance policy.

     The Policy is designed to be long-term in nature in order to provide significant life insurance benefits for you. However, purchasing this Policy involves certain risks. (See Risk Summary p. 10.) You should consider the Policy in conjunction with other insurance you own. THE POLICY IS NOT SUITABLE AS A SHORT-TERM SAVINGS VEHICLE.

     The minimum specified amount for this Policy when issued is $100,000 for all issue ages.

     A few of the Policy features listed below are not available in all states, may vary depending upon when your Policy was issued and may not be suitable for your particular situation. Certain states place restrictions on access to the fixed account and on other Policy features. Please consult your agent and refer to your Policy for details.

PREMIUMS

o You select a payment plan but are not required to pay premiums according to the plan. You can vary the frequency and amount, within limits, and can skip premium payments.
o    Unplanned premiums may be made, within limits.
o Premium payments must be at least $50 if paid monthly and $600 if paid annually.
o You increase your risk of lapse if you do not regularly pay premiums at least as large as the current minimum no lapse premium.
o Until the no lapse date (that is, until the end of the third Policy year), we guarantee that your Policy will not lapse, so long as you have paid total premiums (MINUS any withdrawals, MINUS any outstanding loans, and MINUS any pro rata decrease charge) that equal or exceed the sum of the monthly minimum no lapse premiums in effect each month from the Policy date up to and including the current month. If you take a withdrawal, a loan, or if you decrease your specified amount, you may need to pay additional premiums in order to keep the no lapse guarantee in place.
o The minimum no lapse premium on the Policy date is shown on your Policy schedule page. We will adjust the minimum no lapse premium will change if you change death benefit options, decrease the specified amount, or add or increase a rider.
o Under certain circumstances, extra premiums may be required to prevent the Policy from lapsing.
o Once we deliver your Policy, the FREE-LOOK PERIOD begins. You may return the Policy during this period and receive a refund. Depending on the laws of the state governing your Policy (usually the state where you live), we will either allocate your premium to the accounts you indicated on your application, or we will place your premium in the reallocation account until the reallocation date as shown on your Policy schedule page. See Reallocation Account p. 30.

DEDUCTIONS FROM PREMIUM BEFORE WE PLACE IT IN A SUBACCOUNT AND/OR THE FIXED ACCOUNT

o    From the initial premium: None
o    From additional premiums: None

INVESTMENT OPTIONS

     SUBACCOUNTS. You may direct the money in your Policy to a total of 12 subaccounts of the Transamerica Occidental Life Separate Account VUL-3, a separate account. For administrative reasons, we currently limit the number of subaccounts that you can invest in at any one time to 12 subaccounts. Each subaccount invests exclusively in one investment portfolio of a fund. THE MONEY YOU PLACE IN THE SUBACCOUNTS IS NOT GUARANTEED. THE VALUE OF EACH SUBACCOUNT WILL INCREASE OR DECREASE, DEPENDING ON INVESTMENT PERFORMANCE OF THE CORRESPONDING PORTFOLIO. YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

The portfolios available to you are:

  WRL SERIES FUND, INC.


    [ ] WRL VKAM Emerging Growth                        [ ] WRL Great Companies -- America(SM)
    [ ] WRL T. Rowe Price Small Cap                     [ ] WRL Salomon All Cap
    [ ] WRL Goldman Sachs Small Cap                     [ ] WRL C.A.S.E. Growth
    [ ] WRL Pilgrim Baxter Mid Cap Growth               [ ] WRL Dreyfus Mid Cap
    [ ] WRL Alger Aggressive Growth                     [ ] WRL NWQ Value Equity
    [ ] WRL Third Avenue Value                          [ ] WRL T. Rowe Price Dividend Growth
    [ ] WRL Value Line Aggressive Growth                [ ] WRL Dean Asset Allocation
    [ ] WRL GE International Equity (formerly, WRL      [ ] WRL LKCM Strategic Total Return
          GE/Scottish Equitable International Equity)   [ ] WRL J.P. Morgan Real Estate Securities
    [ ] WRL Janus Global                                [ ] WRL Federated Growth & Income
    [ ] WRL Great Companies -- Technology(SM)           [ ] WRL AEGON Balanced
    [ ] WRL Janus Growth                                [ ] WRL AEGON Bond
    [ ] WRL Goldman Sachs Growth                        [ ] WRL J.P. Morgan Money Market
    [ ] WRL GE U.S. Equity

 VARIABLE INSURANCE PRODUCTS FUND (VIP)
     Fidelity VIP Equity-Income Portfolio -- Service Class 2

 VARIABLE INSURANCE PRODUCTS FUND II (VIP II)
     Fidelity VIP II Contrafund/registered trademark/ Portfolio -- Service
       Class 2

 VARIABLE INSURANCE PRODUCTS FUND III (VIP III)
     Fidelity VIP III Growth Opportunities Portfolio -- Service Class 2

 TRANSAMERICA VARIABLE INSURANCE FUND, INC.
     Transamerica VIF Growth Portfolio


     FIXED ACCOUNT. You may also direct the money in your Policy to the fixed account. Unless otherwise required by state law, we will restrict your allocations or transfers to the fixed account if the fixed account value following the allocation or transfer would exceed

$500,000. Money you place in the fixed account is guaranteed, and will earn interest at a current interest rate declared from time to time. The annual interest rate will equal at least 3.0%. The fixed account is NOT available to residents of New Jersey.

CASH VALUE

o Cash value equals the sum of your Policy's value in the subaccounts and the fixed account. If there is a loan outstanding, the cash value includes any amounts held in our fixed account to secure the Policy loan.
o Cash value varies from day to day, depending on the investment experience of the subaccounts you choose, the interest credited to the fixed account, the charges deducted and any other Policy transactions (such as additional premium payments, transfers, withdrawals, and Policy loans).
o Cash value is the starting point for calculating important values under the Policy, such as net surrender value and the death benefit.
o There is no guaranteed minimum cash value. The Policy may lapse if you do not have sufficient cash value in the Policy to pay the monthly deductions, the surrender charge and/or any outstanding loan amount (including interest you owe on any Policy loan(s)).
o The Policy will not lapse during the first three Policy years (that is, during the no lapse period) so long as you have paid sufficient minimum no lapse premiums. See Minimum No Lapse Premium p. 28.

TRANSFERS

o You can transfer cash value among the subaccounts and the fixed account. We charge a $10 transfer processing fee for each transfer after the first 12 transfers in a Policy year.
o    You may make transfers in writing, by telephone or by fax.
o    Policy loans reduce the amount of cash value available for transfers.
o    Dollar cost averaging and asset rebalancing programs are available.
o You may make one transfer per Policy year from the fixed account, and we must receive your request to transfer from the fixed account within 30 days after a Policy anniversary unless you select dollar cost averaging from the fixed account. The maximum amount you can transfer is the greater of:
     ->   25% of your value in the fixed account; or
     -> the amount you transferred from the fixed account in the preceding Policy year.

CHARGES AND DEDUCTIONS

o    MONTHLY POLICY CHARGE: We deduct $5.00 from your cash value each month.
o COST OF INSURANCE CHARGES: Deducted monthly from your cash value. Your charges vary each month with the insured's attained age, the specified amount, the death benefit option you choose, and the investment results of the portfolios in which you invest. In most cases, the current cost of insurance rates will be lower for Policies with a specified amount of $250,000 or more.
o MORTALITY AND EXPENSE RISK CHARGE: Deducted daily from each subaccount at an annual rate of 0.90% of your average daily net assets of each subaccount. We guarantee to reduce this amount to 0.60% after the first 15 Policy years. We intend to reduce this amount to 0.30% in the 16th Policy year but we do not guarantee that we will do so.
o SURRENDER CHARGE: Deducted when a full surrender occurs during the first 15 Policy years. One portion is an issue charge equal to $5.00 per $1,000 of initial specified amount. The other portion is calculated by adding total premiums paid (up to the surrender charge base premium) to any premium paid above the surrender charge base premium multiplied by percentages that vary by issue age. THIS CHARGE MAY BE SIGNIFICANT. We reduce the total surrender charge at the rate of up to 20% per year, beginning in Policy year 11, until it reaches zero at the end of the 15th Policy year. You may have no net surrender value if you surrender your Policy in the first few Policy years. See Charges and Deductions -- Surrender Charge p. 40.
o PRO RATA DECREASE CHARGE: If you decrease the specified amount during the first 15 Policy years, we will deduct a decrease charge equal to a pro rata portion of the surrender charge.
o TRANSFER FEE: We deduct $10 for each transfer in excess of 12 per Policy year.
o RIDER CHARGES: We deduct charges each month for the optional insurance benefits (riders) you select. Each rider will have its own charge.
o CASH WITHDRAWAL FEE: We deduct a processing fee for cash withdrawals equal to the lesser of $25 or 2% of the withdrawal.
o PORTFOLIO EXPENSES: The portfolios deduct management fees and expenses from the amounts you have invested in the portfolios. Some portfolios also deduct 12b-1 fees from portfolio assets. These fees and expenses currently range from 0.44% to 1.20% annually, depending on the portfolio. See Portfolio Annual Expense Table on p. 14. See also the fund prospectuses.

LOANS

o After the first Policy year (as long as your Policy is in force), you may take a loan against the Policy up to 90% of the cash value, less any surrender charge and any already outstanding loan amount.
o We may permit a loan prior to the first anniversary for Policies issued pursuant to 1035 Exchanges.
o    The minimum loan amount is generally $500.
o You may request a loan by calling us or by writing or faxing us written instructions.
o We charge 5.5% interest annually, payable in arrears, on any outstanding loan amount.
o To secure the loan, we transfer a portion of your cash value to a loan reserve account. The loan reserve account is part of the fixed account. You will earn at least 4.0% interest on amounts in the loan reserve account.
o Prior to the 10th Policy year, we currently credit 4.75% interest annually on all Policy loans.
o After the 10th Policy year, you may borrow at preferred loan rates an amount equal to the cash value minus total premiums paid (reduced by any cash withdrawals) and minus any outstanding loan amounts (including any interest you owe on Policy loan(s)). We currently credit interest at a 5.5% preferred loan rate. THIS RATE IS NOT GUARANTEED.
o Federal income taxes and a penalty tax may apply to loans you take against the Policy.
o    There are risks involved in taking a Policy loan. See Risk Summary p. 10.

DEATH BENEFIT

o    You must choose one of two death benefit options. We offer the following:
     o    Option A is the greater of:
          ->   the current specified amount, or
          ->   a specified percentage, multiplied by the Policy's cash value on the date of the insured's death.
     o    Option B is the greater of:
          ->   the current specified amount, plus the Policy's cash value on the date of the insured's death, or
          ->   a specified percentage, multiplied by the Policy's cash value on the date of the insured's death.

     o So long as the Policy does not lapse, the minimum death benefit we pay under any option will be the current specified amount.
     o The minimum specified amount for a Policy for all issue ages is $100,000. We will state the minimum specified amount in your Policy. You cannot decrease your specified amount below this minimum. If your specified amount is $250,000 or more, then you may not decrease your specified amount below $250,000.
     o We will reduce the death benefit proceeds by the amount of any outstanding Policy loan(s) (including any interest owed on Policy loan(s)), and any due and unpaid charges.
     o We will increase the death benefit proceeds by any additional insurance benefits you add by rider.
     o After the third Policy year, you may change the death benefit option or decrease the specified amount (but not both) once each Policy year. A decrease in specified amount is limited to 20% of the specified amount prior to the decrease. The new specified amount cannot be less than the minimum specified amount as shown in your Policy. A change in death benefit option also cannot reduce your specified amount below the minimum specified amount as shown in your Policy.
     o Under current tax law, death benefit should be income tax free to the beneficiary.
     o The death benefit is available in a lump sum or a variety of payout options.

CASH WITHDRAWALS AND SURRENDERS

o You may take one withdrawal of cash value per Policy year after the first Policy year.
o    The amount of the withdrawal must be:
     o    At least $500; and

     o No more than 10% of the net surrender value. We currently intend to limit the amount you can withdraw to 25% of the net surrender value after the 10th Policy year.
o We will deduct a processing fee equal to $25 or 2% of the amount you withdraw (whichever is less) from the withdrawal, and we will pay you the balance.
o    There is no surrender charge assessed when you take a cash withdrawal.
o A cash withdrawal will reduce the death benefit by at least the amount of the withdrawal.
o If you choose death benefit Option A, we will reduce the current specified amount by the dollar amount of the withdrawal. We will not impose a pro rata decrease charge when the specified amount is decreased as a result of taking a cash withdrawal.
o Federal income taxes and a penalty tax may apply to cash withdrawals and surrenders.
o You may fully surrender the Policy at any time before the insured's death or the maturity date. You will receive the net surrender value (cash value, MINUS any surrender charge, MINUS any Policy loans outstanding, and MINUS any interest you owe on Policy loans). The surrender charge will apply during the first 15 Policy years.


RISK SUMMARY
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 INVESTMENT        If you invest your cash value in one or more subaccounts, you
 RISK              will be subject to the risk that investment performance could be unfavorable and that the cash value of your Policy would decrease. YOU COULD LOSE EVERYTHING YOU INVEST, AND YOUR
                   POLICY COULD LAPSE. If you select the fixed account, your
                   cash value in the fixed account is credited with a declared rate of interest, but you assume a risk that the rate may
                   decrease, although it will never be lower than a guaranteed minimum annual effective rate of 3.0%.
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 RISK OF LAPSE     If your Policy fails to meet certain conditions, we will
                   notify you that the Policy has entered a 61-day grace period and will lapse unless you make a sufficient payment during the grace period.

                   Your Policy contains a three-year no lapse period. Your Policy will not lapse during the first three Policy years as long as you pay sufficient minimum no lapse premiums. If you do not pay these premiums, you will automatically lose the no lapse guarantee and you will increase the risk that your Policy will lapse. In addition, if you take a cash withdrawal, or take a Policy loan, or if you decrease your specified amount, you will increase the risk of losing the no lapse guarantee. We deduct the total amount of your cash withdrawals, any outstanding loans and any pro rata decrease charge from your premiums paid when we determine whether your minimum no lapse premiums are high enough to keep the no lapse period in effect.

                   If you change death benefit options, decrease the specified amount, or add or increase a rider, we will adjust the amount of the minimum no lapse premium.

                   You will lessen the risk of Policy lapse during the first three Policy years if you keep the no lapse period in effect. Before you take a cash withdrawal, loan, decrease the specified amount or increase or add a rider, you should consider carefully the effect it will have on the no lapse guarantee.

                   After the no lapse period, your Policy may lapse if loans, cash withdrawals, monthly deductions and insufficient investment returns reduce the net surrender value to zero. The Policy will enter a grace period if on any Monthiversary the net surrender value (that is, the cash value, minus the surrender charge, and minus any outstanding loans and interest owed on the loans) is not enough to pay the monthly deduction due.

                   A Policy lapse may have adverse tax consequences. See Federal Income Tax Considerations p. 53 and Policy Lapse and Reinstatement p. 52.

                   You may reinstate this Policy within five years after it has lapsed (prior to the maturity date), if the insured meets the insurability requirements and you pay the amount we require.
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 TAX RISKS         We expect that the Policy will generally be deemed a life
 (INCOME TAX       insurance contract under federal tax law, so that the death
 AND MEC)          benefit paid to the beneficiary will not be subject to
                   federal income tax. However, due to lack of guidance, there is less certainty in this regard with respect to Policies
                   issued on a substandard basis. Depending on the total amount of premiums you pay, the Policy may be treated as a modified endowment contract ("MEC") under federal tax laws. If a
                   Policy is treated as a MEC, partial withdrawals, surrenders and loans will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on cash withdrawals, surrenders and loans taken before you reach age 591/2. If a Policy is not treated as a MEC, partial surrenders and withdrawals will not be
                   subject to tax to the extent of your investment in the
                   Policy. Amounts in excess of your investment in the Policy, while subject to tax as ordinary income, will not be subject to a 10% penalty tax. You should consult a qualified tax
                   advisor for assistance in all tax matters involving your
                   Policy.
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 LIMITS ON CASH    The Policy permits you to take only one cash withdrawal per
 WITHDRAWALS       Policy year after the first Policy year has been completed.
                   The amount you may withdraw is limited to 10% of the net surrender value. We currently intend to limit the amount you can withdraw to 25% of the net surrender value after the 10th
                   Policy year.

                   A cash withdrawal will reduce cash value, so it will increase the risk that the Policy will lapse. A cash withdrawal may also increase the risk that the no lapse period will end.

                   A cash withdrawal will reduce the death benefit. If you select death benefit Option A, a cash withdrawal will permanently reduce the specified amount by the amount of the withdrawal. If death benefit Option B is in effect when you make a cash withdrawal, the death benefit will be reduced by the amount the cash value was reduced. In some circumstances, a cash withdrawal may reduce the death benefit by more than the dollar amount of the withdrawal.

                   Federal income taxes and a penalty tax may apply to cash withdrawals and surrenders.
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 LOAN RISKS        A Policy loan, whether or not repaid, will affect cash value over time because we subtract the amount of the loan from the subaccounts and the fixed account and place that amount in the loan reserve as collateral. We then credit a fixed interest rate of not less than 4.0% to the loan collateral.
                   We currently credit interest at 4.75% annually, but we are not obligated to do so in the future. As a result, the loan collateral does not participate in the investment results of the subaccounts nor does it receive the current interest rate credited to the fixed account. The longer the loan is outstanding, the greater the effect is likely to be.
                   Depending on the investment results of the subaccounts and the interest rates credited to the fixed account, the effect could be favorable or unfavorable.

                   We also charge interest on Policy loans at a rate of 5.5%, payable in arrears. Interest is added to the amount of the loan to be repaid.

                   A Policy loan affects the death benefit because a loan reduces the death benefit proceeds by the amount of the outstanding loan, plus any interest you owe on Policy loans.

                   If a loan from a Policy is outstanding when the Policy is canceled or lapses, then the amount of the outstanding indebtedness will be taxable as if it were a distribution from the Policy. See Federal Income Tax Considerations p. 53.

                   A Policy loan could make it more likely that a Policy would lapse. A Policy loan will increase the risk that the no lapse period will end. There is also a risk that if the loan, insurance charges and unfavorable investment experience reduce your net surrender value while the no lapse period is no longer in ef- fect, then the Policy will lapse. Adverse tax consequences would result.
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 EFFECTS OF THE    The surrender charge under this Policy is significant,
 SURRENDER         especially in the early Policy years. It is likely that you
 CHARGE            will receive no net surrender value if you surrender your
                   Policy in the first few Policy years. You should purchase this Policy only if you have the financial ability to keep it in force at the initial specified amount for a substantial period of time.

                   Even if you do not ask to surrender your Policy, the surrender charge plays a role in determining whether your Policy will lapse. Each month we will use the cash value (reduced by the surrender charge and reduced by outstanding loans and interest owed) to measure whether your Policy will remain in force or will enter a grace period.
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 COMPARISON        Like fixed benefit life insurance, the Policy offers a death
 WITH OTHER        benefit and can provide a cash value, loan privileges and a
 INSURANCE         value on surrender. However, the Policy differs from a fixed
 POLICIES          benefit policy because it allows you to place your premiums in investment subaccounts. The amount and duration of life insurance protection and of the Policy's cash value will vary with the investment performance of the amounts you place in the subaccounts. In addition, the cash value and net surrender value will always vary with the investment results of your selected subaccounts.

                   As you consider purchasing this Policy, keep in mind that it may not be to your advantage to replace existing insurance with the Policy.
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 ILLUSTRATIONS     The illustrations in this prospectus are based on
                   hypothetical rates of return that are not guaranteed. They illustrate how the specified amount, Policy charges and
                   hypothetical rates of return affect death benefit levels,
                   cash value and net surrender value of the Policy. We may also illustrate Policy values based on the adjusted historical
                   performance of the portfolios since the portfolios'
                   inception, reduced by Policy and subaccount charges. The
                   hypothetical and adjusted historic portfolio rates
                   illustrated should not be considered to represent past or
                   future performance. It is almost certain that actual rates of return may be higher or lower than those illustrated, so that the values under your Policy will be different from those in the illustrations.
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PORTFOLIO ANNUAL EXPENSE TABLE
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This table shows the fees and expenses charged by each portfolio. More detail concerning each portfolio's fees and expenses is contained in the fund prospectuses.

ANNUAL PORTFOLIO OPERATING EXPENSES
(As a percentage of average portfolio assets after fee waivers and expense reimbursements)

                                                                                                                         TOTAL
                                                                                    MANAGEMENT    OTHER    RULE 12B-1    ANNUAL
  PORTFOLIO(1)                                                                         FEES     EXPENSES      FEES      EXPENSES
                                                                                                C>
 WRL SERIES FUND, INC.(2)(3)
 WRL VKAM Emerging Growth                                                               0.80%     0.07%          N/A       0.87%
 WRL T. Rowe Price Small Cap(4)                                                         0.75%     0.25%          N/A       1.00%
 WRL Goldman Sachs Small Cap(4)                                                         0.90%     0.10%          N/A       1.00%
 WRL Pilgrim Baxter Mid Cap Growth(4)                                                   0.90%     0.10%          N/A       1.00%
 WRL Alger Aggressive Growth                                                            0.80%     0.09%          N/A       0.89%
 WRL Third Avenue Value                                                                 0.80%     0.20%          N/A       1.00%
 WRL Value Line Aggressive Growth(5)                                                    0.80%     0.20%          N/A       1.00%
 WRL GE International Equity(6)                                                         1.00%     0.20%          N/A       1.20%
 WRL Janus Global(7)                                                                    0.80%     0.12%          N/A       0.92%
 WRL Great Companies -- Technology(SM)(5)                                               0.80%     0.20%          N/A       1.00%
 WRL Janus Growth(8)                                                                    0.80%     0.05%          N/A       0.85%
 WRL Goldman Sachs Growth(4)                                                            0.90%     0.10%          N/A       1.00%
 WRL GE U.S. Equity                                                                     0.80%     0.13%          N/A       0.93%
 WRL Great Companies -- America(SM)(5)                                                  0.80%     0.20%          N/A       1.00%
 WRL Salomon All Cap(4)                                                                 0.90%     0.10%          N/A       1.00%
 WRL C.A.S.E. Growth                                                                    0.80%     0.20%          N/A       1.00%
 WRL Dreyfus Mid Cap(4)                                                                 0.85%     0.15%          N/A       1.00%
 WRL NWQ Value Equity                                                                   0.80%     0.10%          N/A       0.90%
 WRL T. Rowe Price Dividend Growth(4)                                                   0.90%     0.10%          N/A       1.00%
 WRL Dean Asset Allocation                                                              0.80%     0.07%          N/A       0.87%
 WRL LKCM Strategic Total Return                                                        0.80%     0.06%          N/A       0.86%
 WRL J.P. Morgan Real Estate Securities                                                 0.80%     0.20%          N/A       1.00%
 WRL Federated Growth & Income                                                          0.75%     0.14%          N/A       0.89%
 WRL AEGON Balanced                                                                     0.80%     0.09%          N/A       0.89%
 WRL AEGON Bond                                                                         0.45%     0.08%          N/A       0.53%
 WRL J.P. Morgan Money Market                                                           0.40%     0.04%          N/A       0.44%
 VARIABLE INSURANCE PRODUCTS FUND
  (VIP) (9)
 Fidelity VIP Equity-Income Portfolio -- Service Class 2 (10)                           0.48%     0.10%        0.25%       0.83%
 VARIABLE INSURANCE PRODUCTS FUND II
  (VIP II) (9)
 Fidelity VIP II Contrafund/registered trademark/ Portfolio Service Class 2 (10)        0.58%     0.12%        0.25%       0.95%
 VARIABLE INSURANCE PRODUCTS FUND III
  (VIP III) (9)
 Fidelity VIP III Growth Opportunities Portfolio Service Class 2 (10)                   0.58%     0.13%        0.25%       0.96%
 TRANSAMERICA VARIABLE INSURANCE FUND, INC.(11)
 Transamerica VIF Growth Portfolio                                                      0.70%     0.15%          N/A       0.85%

 (1) The fee table information relating to the portfolios was provided to Transamerica by each fund and Transamerica has not independently verified such information.
 (2) Effective January 1, 1997, the Board of the WRL Series Fund, Inc. (the "WRL Fund") authorized the WRL Fund to charge each portfolio of the WRL Fund an annual 12b-1 fee of up to 0.15% of each portfolio's average daily net assets. However, the WRL Fund will not deduct the fee from any portfolio before April 30, 2001. You will receive advance written notice if a Rule 12b-1 fee is to be deducted. See the WRL Fund prospectus for more details.
 (3) WRL Investment Management, Inc. ("WRL Management"), the investment adviser of the WRL Fund, has undertaken, until at least April 30, 2001, to pay expenses on behalf of the portfolios of the WRL Fund, to the extent normal total operating expenses of a portfolio exceed a stated percentage of the WRL portfolio's average daily net assets. The expense limit, the amount reimbursed by WRL Management during 1999, and the expense ratio without the reimbursement are listed below for each portfolio:


                                                      Expense     Reimbursement         Expense Ratio
                                                       Limit          Amount        Without Reimbursement
  WRL VKAM Emerging Growth .......................     1.00%           N/A                    N/A
  WRL T. Rowe Price Small Cap ....................     1.00%          63,542                2.46%
  WRL Goldman Sachs Small Cap ....................     1.00%          60,555                5.57%
  WRL Pilgrim Baxter Mid Cap Growth ..............     1.00%          34,986                1.40%
  WRL Alger Aggressive Growth ....................     1.00%           N/A                    N/A
  WRL Third Avenue Value .........................     1.00%          10,734                1.06%
  WRL Value Line Aggressive Growth ...............     1.00%           N/A                    N/A
  WRL GE International Equity ....................     1.20%         112,088                1.84%
  WRL Janus Global ...............................     1.00%           N/A                    N/A
  WRL Great Companies -- Technology(SM) ..........     1.00%           N/A                    N/A
  WRL Janus Growth ...............................     1.00%           N/A                    N/A
  WRL Goldman Sachs Growth .......................     1.00%          49,677                2.68%
  WRL GE U.S. Equity .............................     1.00%           N/A                    N/A
  WRL Great Companies -- America(SM) .............     1.00%           N/A                    N/A
  WRL Salomon All Cap ............................     1.00%          53,174                2.87%
  WRL C.A.S.E. Growth ............................     1.00%           N/A                    N/A
  WRL Dreyfus Mid Cap ............................     1.00%          34,541                4.89%
  WRL NWQ Value Equity ...........................     1.00%           N/A                    N/A
  WRL T. Rowe Price Dividend Growth ..............     1.00%          46,989                2.35%
  WRL Dean Asset Allocation ......................     1.00%           N/A                    N/A
  WRL LKCM Strategic Total Return ................     1.00%           N/A                    N/A
  WRL J.P. Morgan Real Estate Securities .........     1.00%          51,924                2.69%
  WRL Federated Growth & Income ..................     1.00%           N/A                    N/A
  WRL AEGON Balanced .............................     1.00%           N/A                    N/A
  WRL AEGON Bond .................................     0.70%           N/A                    N/A
  WRL J.P. Morgan Money Market ...................     0.70%           N/A                    N/A

 (4) Because these portfolios commenced operations on May 3, 1999, the percentages set forth as "Other Expenses" and "Total Annual Expenses" are annualized.
 (5) Because these portfolios commenced operations on May 1, 2000, the percentages set forth as "Other Expenses" and "Total Portfolio Annual Expenses" are estimates.
 (6) The fee table reflects estimated 2000 expenses because the expense limit for this portfolio will be reduced from 1.50% to 1.20% effective May 1, 2000.
 (7) WRL Management currently waives 0.025% of its advisory fee on portfolio average daily net assets over $2 billion (net fee -- 0.775%.) This waiver will be terminated on June 25, 2000.
 (8) WRL Management currently waives 0.025% of its advisory fee for the first $3 billion of the portfolio's average daily net assets (net fee -- 0.775%); and 0.05% for the portfolio's aerage daily net assets above $3 billion (net fee -- 0.75%). The fee table reflects estimated 2000 expenses because of the termination of the fee waiver. This waiver will be terminated on June 25, 2000.
 (9) The 12b-1 fee deducted for the Variable Insurance Products Fund (VIP), Variable Insurance Products Fund II (VIP II), and Variable Insurance Products Fund III (VIP III) (the "Fidelity VIP Funds") covers certain shareholder support services provided by companies selling variable contracts investing in the Fidelity VIP Funds. The 12b-1 fees assessed against the Fidelity VIP Funds shares held for the Policies will be remitted to AFSG Securities Corporation ("AFSG"), the principal underwriter for the Policies.
(10) Service Class 2 expenses are based on estimated expenses for the year
     2000.
(11) Transamerica Investment Management, LLC ("Transamerica Investment Management"), the investment adviser of Transamerica Variable Insurance Fund, Inc. (the "Transamerica Variable Fund"), waived a portion of its advisory fee and was paid 0.70% of the portfolio's average daily net assets. Without such waiver, the total fund expenses would have been 0.90%. This waiver is voluntary and may be terminated at any time without notice but is expected to continue through the year 2000.


     The purpose of the preceding table is to help you understand the various costs and expenses that you will bear directly and indirectly. The table reflects charges and expenses of the portfolios of the funds for the fiscal year ended December 31, 1999 (except as noted in the footnotes). Expenses of the funds may be higher or lower in the future. For more information on the charges described in this table, see the fund prospectuses which accompany this prospectus.

TRANSAMERICA AND THE FIXED ACCOUNT
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TRANSAMERICA

     Transamerica Occidental Life Insurance Company ("Transamerica") is the insurance company issuing the Policy. Transamerica was incorporated under California law on June 30, 1906. We established the separate account to support the investment options under this Policy and under other variable life insurance policies we issue. Our general account supports the fixed account under the Policy. Transamerica intends to sell this Policy in all states (except New York), Puerto Rico, Guam and the District of Columbia.

     We are entering into an Administrative Services Agreement with our affiliate, Western Reserve Life Assurance Co. of Ohio ("Western Reserve"), a life insurance company organized and existing under the laws of the State of Ohio. Under this agreement, Western Reserve will provide, on our behalf, all Policy underwriting services, claims processing and other administrative services, including maintenance of the books and records necessary for the administration and operation of the Policies.

THE FIXED ACCOUNT

     The fixed account is part of Transamerica's general account. We use general account assets to support our insurance and annuity obligations other than those funded by separate accounts. Subject to applicable law, Transamerica has sole discretion over investment of the fixed account's assets. Transamerica bears the full investment risk for all amounts contributed to the fixed account. Transamerica guarantees that the amounts allocated to the fixed account will be credited interest daily at a net effective interest rate of at least 3.0%. We will determine any interest rate credited in excess of the guaranteed rate at our sole discretion. We have no specific formula for determining interest rates.

     Money you place in the fixed account will earn interest compounded daily at a current interest rate in effect at the time of your allocation. Unless otherwise required by state law, we will restrict your allocations and transfers to the fixed account if the fixed account value following the allocation or transfer would exceed $500,000. We may declare current interest rates from time to time. We may declare more than one interest rate for different money based upon the date of allocation or transfer to the fixed account. When we declare a higher current interest rate on amounts allocated to the fixed account, we guarantee the higher rate on those amounts for at least one year (the "guarantee period") unless those amounts are transferred to the loan reserve. At the end of the guarantee period we may declare a new current interest rate on those amounts and any accrued interest thereon. We will guarantee this new current interest rate for another guarantee period. We credit interest greater than 3.0% during any guarantee period at our sole discretion. You bear the risk that interest we credit will not exceed 3.0%.

     We allocate amounts from the fixed account for cash withdrawals, transfers to the subaccounts, or monthly deduction charges on a last-in, first-out basis ("LIFO") for the purpose of crediting interest.

     The fixed account may not be available in all states. This means that residents of some states may not direct or transfer any premiums or cash value to the fixed account.

     THE FIXED ACCOUNT HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION AND THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION HAS NOT REVIEWED THE DISCLOSURE IN THIS PROSPECTUS RELATING TO THE FIXED ACCOUNT.

THE SEPARATE ACCOUNT AND THE PORTFOLIOS
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THE SEPARATE ACCOUNT

     The separate account is divided into subaccounts, each of which invests in shares of a specific portfolio of a fund. You may direct the money in your Policy to a total of 12 active subaccounts of the separate account. These subaccounts buy and sell portfolio shares at net asset value without any sales charge. Any dividends and distributions from a portfolio are reinvested at net asset value in shares of that portfolio.

     Income, gains, and losses credited to, or charged against, a subaccount of the separate account reflect the subaccount's own investment experience and not the investment experience of our other assets. The separate account's assets may not be used to pay any of our liabilities other than those arising from the Policies. If the separate account's assets exceed the required reserves and other liabilities, we may transfer the excess to our general account.

     The separate account may include other subaccounts that are not available under the Policies and are not discussed in this prospectus. We may substitute another subaccount, portfolio or insurance company separate account under the Policies if, in our judgment, investment in a subaccount or portfolio would no longer be possible or becomes inappropriate to the purposes of the Policies, or if investment in another subaccount or insurance company separate account is in the best interest of owners. No substitution shall take place without notice to owners and prior approval of the Securities and Exchange Commission ("SEC") and insurance company regulators, to the extent required by the Investment Company Act of 1940, as amended (the "1940 Act") and applicable law.

THE PORTFOLIOS

     The separate account invests in shares of the portfolios. Each portfolio is an investment division of a fund, which is an open-end management investment company registered with the SEC. Such registration does not involve supervision of the management or investment practices or policies of the portfolios by the SEC.

     Each portfolio's assets are held separate from the assets of the other portfolios, and each portfolio has investment objectives and policies that are different from those of the other portfolios. Thus, each portfolio operates as a separate investment fund, and the income or losses of one portfolio has no effect on the investment performance of any other portfolio. Pending any prior approval by a state insurance regulatory authority, certain subaccounts and corresponding portfolios may not be available to residents of some states.

     Each portfolio's investment objective(s) and policies are summarized below. THERE IS NO ASSURANCE THAT ANY OF THE PORTFOLIOS WILL ACHIEVE ITS STATED OBJECTIVE(S). Certain portfolios may have investment objectives and policies similar to other portfolios that are managed by the same investment adviser or sub-adviser. The investment results of the portfolios, however, may be higher or lower than those of such other portfolios. We do not guarantee or make any representation that the investment results of the portfolios will be comparable to any other portfolio, even those with the same investment adviser or sub-adviser. YOU CAN FIND MORE DETAILED INFORMATION ABOUT THE PORTFOLIOS, INCLUDING A DESCRIPTION OF RISKS, IN THE FUND PROSPECTUSES. YOU SHOULD READ THE FUND PROSPECTUSES CAREFULLY.


PORTFOLIO             ADVISER OR SUB-ADVISER           INVESTMENT OBJECTIVE
---------             ----------------------           --------------------
WRL VKAM              Van Kampen                       Seeks capital appreciation by
Emerging              Asset Management Inc.            investing primarily in common stocks
Growth                                                 of small and medium-sized
                                                       companies.

WRL T. Rowe           T. Rowe Price                    Seeks long-term growth of capital by
Price Small Cap       Associates, Inc.                 investing primarily in common stocks
                                                       of small growth companies.

WRL Goldman           Goldman Sachs Asset              Seeks long-term growth of capital.
Sachs Small Cap       Management

WRL Pilgrim           Pilgrim Baxter & Associates,     Seeks capital appreciation.
Baxter Mid Cap        Ltd.
Growth

WRL Alger             Fred Alger                       Seeks long-term capital
Aggressive Growth     Management, Inc.                 appreciation.

WRL Third             EQSF Advisers, Inc.              Seeks long-term capital
Avenue Value                                           appreciation.

WRL Value             Value Line, Inc.                 Seeks long-term growth of capital.
Line Aggressive
Growth

WRL GE                GE Asset Management              Seeks long-term growth of capital.
International         Incorporated*
Equity

WRL Janus Global      Janus Capital                    Seeks long-term growth of capital in
                      Corporation                      a manner consistent with the
                                                       preservation of capital.

WRL Great             Great Companies, L.L.C.          Seeks long-term growth of capital.
Companies --
Technology(SM)

* Effective May 1, 2000, GE Asset Management Incorporated is the sole sub-adviser.

PORTFOLIO             ADVISER OR SUB-ADVISER         INVESTMENT OBJECTIVE
---------             ----------------------         --------------------
WRL Janus             Janus Capital                  Seeks growth of capital.
Growth                Corporation

WRL Goldman           Goldman Sachs Asset            Seeks long-term growth of capital.
Sachs Growth          Management

WRL GE U.S.           GE Asset Management            Seeks long-term growth of capital.
Equity                Incorporated

WRL Great             Great Companies, L.L.C.        Seeks long-term growth of capital.
Companies --
America(SM)

WRL Salomon           Salomon Brothers Asset         Seeks capital appreciation.
All Cap               Management Inc

WRL C.A.S.E.          C.A.S.E.                       Seeks annual growth of capital
Growth                Management, Inc.               through investment in companies
                                                     whose management, financial
                                                     resources and fundamentals appear
                                                     attractive on a scale measured against
                                                     each company's present value.

WRL Dreyfus Mid       The Dreyfus                    Seeks total investment returns
Cap                   Corporation                    (including capital appreciation and
                                                     income), which consistently
                                                     outperform the S&P 400 Mid Cap
                                                     Index.

WRL NWQ Value         NWQ Investment Manage-         Seeks to achieve maximum, consistent
Equity                ment Company, Inc.             total return with minimum risk to
                                                     principal.

WRL T. Rowe           T. Rowe Price                  Seeks to provide an increasing level
Price Dividend        Associates, Inc.               of dividend income, long-term capital
Growth                                               appreciation, and reasonable current
                                                     income, through investments primarily
                                                     in dividend paying stocks.

WRL Dean Asset        Dean Investment Associates     Seeks preservation of capital and
Allocation                                           competitive investment returns.

WRL LKCM              Luther King Capital            Seeks to provide current income,
Strategic             Management                     long-term growth of income and
Total Return          Corporation                    capital appreciation.

WRL J.P. Morgan       J.P. Morgan Investment         Seeks long-term total return from
Real Estate           Management Inc.                investments primarily in equity
Securities                                           securities of real estate companies.
                                                     Total return will consist of realized
                                                     and unrealized capital gains and
                                                     losses plus income.

PORTFOLIO                    ADVISER OR SUB-ADVISER     INVESTMENT OBJECTIVE
---------                    ----------------------     --------------------
WRL Federated                Federated Investment       Seeks total return by investing in
Growth & Income              Counseling                 securities that have defensive
                                                        characteristics.

WRL AEGON                    AEGON USA                  Seeks preservation of capital,
Balanced                     Investment                 reduced volatility, and superior
                             Management, Inc.           long-term risk-adjusted returns.

WRL AEGON                    AEGON USA                  Seeks the highest possible current
Bond                         Investment                 income within the confines of the
                             Management, Inc.           primary goal of insuring the
                                                        protection of capital.

WRL J.P. Morgan              J.P. Morgan Investment     Seeks to obtain maximum current
Money Market                 Management Inc.            income consistent with preservation
                                                        of principal and maintenance of
                                                        liquidity.

Fidelity VIP                 Fidelity Management &      Seeks reasonable income.
Equity-Income                Research Company
Portfolio --
Service Class 2

Fidelity VIP II              Fidelity Management &      Seeks long-term capital appreciation.
Contrafund(RM)               Research Company
Portfolio --
Service Class 2

Fidelity VIP III             Fidelity Management &      Seeks to provide capital growth.
Growth                       Research Company
Opportunities
Portfolio --
Service Class 2

Transamerica VIF             Transamerica               Seeks to maximize long-term
Growth Portfolio             Investment                 growth.
                             Management, LLC

     WRL Management, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, a wholly-owned subsidiary of Western Reserve, an affiliate of Transamerica, serves as investment adviser to the WRL Fund and manages the WRL Fund in accordance with policies and guidelines established by the fund's Board of Directors. For certain portfolios, WRL Management has engaged investment sub-advisers to provide portfolio management services. WRL Management and each investment sub-adviser are registered investment advisers under the Investment Advisers Act of 1940, as amended. See the WRL Fund prospectus for more information regarding WRL Management and the investment sub-advisers.

     Fidelity Management & Research Company ("FMR"), located at 82 Devonshire Street, Boston, Massachusetts 02109, serves as investment adviser to the Fidelity VIP Funds and manages the Fidelity VIP Funds in accordance with policies and guidelines established by each fund's Board of Trustees. For certain portfolios, FMR has engaged investment sub-advisers to provide portfolio management services. FMR and each sub-adviser are registered investment advisers under the Investment Advisers Act of 1940, as amended. See the Fidelity Fund prospectuses for more information regarding FMR and the investment sub-advisers.

     Transamerica Investment Management, located at 1150 South Olive Street, Los Angeles, California 90015, an affiliate of Western Reserve, serves as investment adviser to the Transamerica Variable Fund and manages the Transamerica Variable Fund in accordance with policies and guidelines established by Transamerica Variable Fund's Board of Directors.

     In addition to the separate account, shares of the portfolios are also sold to other separate accounts that insurance companies, including Transamerica or its affiliates, establish to support variable annuity contracts and variable life insurance policies. It is possible that, in the future, it may become disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the portfolios simultaneously. Neither we nor the funds currently foresee any such disadvantages, either to variable life insurance policyowners or to variable annuity contract owners. However, each fund's Board of Directors/Trustees will monitor events in order to identify any material conflicts between the interests of such variable life insurance policyowners and variable annuity contract owners, and will determine what action, if any, it should take. Such action could include the sale of portfolio shares by one or more of the separate accounts, which could have adverse consequences. Material conflicts could result from, for example, (1) changes in state insurance laws, (2) changes in federal income tax laws, or (3) differences in voting instructions between those given by variable life insurance policyowners and those given by variable annuity contract owners.

     If a fund's Board of Directors/Trustees were to conclude that separate funds should be established for variable life insurance and variable annuity separate accounts, Transamerica will bear the attendant expenses, but variable life insurance policyowners and variable annuity contract owners would no longer have the economies of scale resulting from a larger combined fund.

ADDITION, DELETION, OR SUBSTITUTION OF INVESTMENTS

     We reserve the right to transfer separate account assets to another separate account that we determine to be associated with the class of contracts to which the Policy belongs. We also reserve the right, subject to compliance with applicable law, to add to, delete from, or substitute the investments that are held by any subaccount, or that any subaccount may purchase. We will only add, delete or substitute shares of another portfolio of a fund (or of another open-end, registered investment company) if the shares of a portfolio are no longer available for investment, or if in our judgment further investment in any portfolio would become inappropriate in view of the purposes of the separate account. We will not add, delete or substitute any shares attributable to your interest in a subaccount without notice to you and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law. We may also decide to purchase for the separate account securities from other portfolios.

     We also reserve the right to establish additional subaccounts of the separate account, each of which would invest in a new portfolio of a fund, or in shares of another investment company, with specified investment objectives. We may establish new subaccounts when, in our sole discretion, marketing, tax or investment conditions warrant. We will make any new subaccounts available to existing owners on a basis we determine. We may also eliminate one or more subaccounts for the same reasons as stated above.

     In the event of any such substitution or change, we may make such changes in this and other policies as may be necessary or appropriate to reflect such substitution or change. If we deem it to be in the best interests of persons having voting rights under the Policies, and when permitted by law, the separate account may be (1) operated as a management company under the 1940 Act, (2) deregistered under the 1940 Act in the event such registration is no longer required, (3) managed under the direction of a committee, or (4) combined with one or more other separate accounts, or subaccounts.

YOUR RIGHT TO VOTE PORTFOLIO SHARES

     Even though we are the legal owner of the portfolio shares held in the subaccounts, and have the right to vote on all matters submitted to shareholders of the portfolios, we will vote our shares only as policyowners instruct, so long as such action is required by law. See Tax Status of the Policy p. 54.

     Before a vote of a portfolio's shareholders occurs, you will receive voting materials from us. We will ask you to instruct us on how to vote and to return your proxy to us in a timely manner. You will have the right to instruct us on the number of portfolio shares that corresponds to the amount of cash value you have in that portfolio (as of a date set by the portfolio).

     If we do not receive voting instructions on time from some policyowners, we will vote those shares in the same proportion as the timely voting instructions we receive. Should federal securities laws, regulations and interpretations change, we may elect to vote portfolio shares in our own right. If required by state insurance officials, or if permitted under federal regulation, we may disregard certain owner voting instructions. If we ever disregard voting instructions, we will send you a summary in the next annual report to policyowners advising you of the action and the reasons we took such action.

THE POLICY
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PURCHASING A POLICY

     To purchase a Policy, you must submit a completed application and an initial premium to us. You may also send the application and initial premium to us through any licensed life insurance agent who is also a registered representative of a broker-dealer having a selling agreement with AFSG Securities Corporation, the principal underwriter for the Policy.

     Please submit your applications and premiums to:

                      Transamerica Occidental Life Insurance Company
                      P.O. Box 9016
                      Clearwater, Florida 33758-9016

     You select the specified amount for your Policy within the following limits. Our current minimum specified amount for a Policy for all issue ages is generally $100,000. We will state the minimum specified amount in your Policy. You may not decrease your specified amount below this minimum. If your specified amount is $250,000 or more, then you may not decrease your specified amount below $250,000. We will generally only issue a Policy to you if you provide sufficient evidence that the insured meets our insurability standards. Your application is subject to our underwriting rules, and we may reject any application for any reason permitted by law. We will not issue a Policy to you if the insured is over age 85. The insured must be insurable and acceptable to us under our underwriting rules on the later of:

      o     the date of your application; or
      o the date the insured completes all of the medical tests and examinations that we require.

UNDERWRITING STANDARDS

     This Policy uses mortality tables that distinguish between men and women. As a result, the Policy pays different benefits to men and women of the same age. Montana prohibits our use of actuarial tables that distinguish between men and women to determine premiums and policy benefits for policies issued on the lives of its residents. Therefore, we will base the premiums and benefits in Policies that we issue in Montana, to insure residents of that state, on actuarial tables that do not differentiate on the basis of gender.

     Your cost of insurance charge will depend on the insured's gender and attained age, the Policy duration, specified amount, net amount at risk and rate class. We currently place insureds into the following standard rate classes:

      o     ultimate select, non-tobacco use;
      o     select, non-tobacco use;
      o     ultimate standard, tobacco use;
      o     standard, tobacco use; and
      o     juvenile (under age 18).

     We also place insureds in various sub-standard rate classes, which involve a higher mortality risk and higher charges. We generally charge higher rates for insureds who use tobacco. We charge lower cost of insurance rates for insureds who are in an "ultimate" class. For Policies with a specified amount of $250,000 or more, we generally charge a lower rate. An ultimate class is only available if, because of the specified amount you have chosen, our underwriting guidelines require you to take a blood test.

WHEN INSURANCE COVERAGE TAKES EFFECT

     Insurance coverage under the Policy will take effect only if the insured(s) is alive and in the same condition of health as described in the application when the Policy is delivered to the owner, and if the initial premium required under the Policy as issued is paid.

     CONDITIONAL INSURANCE COVERAGE. If you pay the full initial premium listed in the conditional receipt attached to the application, and we deliver the conditional receipt to you, the insured will have conditional insurance coverage under the terms of the conditional receipt. Conditional insurance coverage is void if the check or draft you gave us to pay the initial premium is not honored when we first present it for payment.


 THE AMOUNT OF                  o  the specified amount applied for; or
 CONDITIONAL INSURANCE          o  $300,000
 COVERAGE IS THE LESSER OF:     reduced by all amounts payable under all life
                                insurance applications that the insured has pending with us.

 CONDITIONAL LIFE INSURANCE     o  the date of your application; or
 COVERAGE BEGINS ON THE         o  the date the insured completes all of the
 LATER OF:                         medical tests and examinations that we
                                   require; or
                                o  the date of issue, if any, requested in the
                                   application.

 CONDITIONAL LIFE INSURANCE     o  the date we determine the insured has
 COVERAGE TERMINATES               satisfied our underwriting requirements and
 AUTOMATICALLY ON THE              the insurance applied for takes effect (the
 EARLIEST OF:                      Policy date); or
                                o  60 days from the date the application was
                                   completed; or
                                o  the date we determine that any person
                                   proposed for insurance in the application is not insurable according to our rules, limits and standards for the plan, amount and rate class shown in the application; or
                                o  the date we modify the plan, amount, riders
                                   and/or the premium rate class shown in the application, or any supplemental agreements;
                                   or
                                o  the date we mail notice of the ending of
                                   coverage and we refund the first premium to the applicant at the address shown on the application.

 SPECIAL LIMITATIONS OF THE     o  the conditional receipt will be void:
 CONDITIONAL RECEIPT:              -> if not signed by an authorized agent of
                                      Transamerica; or
                                   -> in the event the application contains any
                                      fraud or material misrepresentation; or
                                   -> if, on the date of the conditional
                                      receipt, a proposed insured is under 15
                                      days of age or over 80 years of age.
                                o  the conditional receipt does not provide
                                   benefits for disability and accidental death benefits.
                                o  the conditional receipt does not provide
                                   benefits if a proposed insured commits
                                   suicide. In this case, Transamerica's
                                   liability will be limited to return of the first premium paid with the application.

     FULL INSURANCE COVERAGE AND ALLOCATION OF INITIAL PREMIUM. Once we determine that the insured meets our underwriting requirements and you have paid the initial premium, full insurance coverage will begin. This date is the Policy date. On the Policy date, we will allocate your initial premium, minus monthly deductions, to the fixed account and the subaccounts you selected on your application, provided you live in a state that does not require a refund of full premium during the free-look period. If your state requires us to return the full premium in the event you exercise your free-look right, we will place your full premium in the reallocation account until the reallocation date. While held in the reallocation account, premium(s) will be credited with interest at the current fixed account rate. See Reallocation Account p. 30.

     On any day we credit premiums or transfer cash value to a subaccount, we will convert the dollar amount of the premium (or transfer) into subaccount units at the unit value for that subaccount, determined at the end of the day on which we receive the premium or transaction request at our administrative office. We will credit amounts to the subaccounts only on a valuation date, that is, on a date the New York Stock Exchange ("NYSE") is open for trading. See Policy Values p. 31.

OWNERSHIP RIGHTS

     The Policy belongs to the owner named in the application. The owner may exercise all of the rights and options described in the Policy. The owner is the insured unless the application specifies a different person as the insured. If the owner dies before the insured and no contingent owner is named, then ownership of the Policy will pass to the owner's estate. The owner may exercise certain rights described below.

 CHANGING THE     o  Change the owner by providing written notice to us at our
 OWNER               administrative office at any time while the insured is
                     alive and the Policy is in force.
                  o  Change is effective as of the date that the written notice is signed.
                  o  Changing the owner does not automatically change the
                     beneficiary.
                  o  Signature of the owner's spouse is required if the owner is a resident of Arizona, California, Idaho, Nevada, New
                     Mexico, Washington or Wisconsin.
                  o  Changing the owner may have tax consequences. You should consult a tax advisor before changing the owner.
                  o  We are not liable for payments we made before we received the written notice at our administrative office.

 CHOOSING THE     o  The owner designates the beneficiary (the person to receive
 BENEFICIARY         the death benefit when the insured dies) in the
                     application.
                  o  If the owner designates more than one beneficiary, then each beneficiary shares equally in any death benefit proceeds unless the beneficiary designation states otherwise.
                  o  If the beneficiary dies before the insured, then any
                     contingent beneficiary becomes the beneficiary.
                  o  If both the beneficiary and contingent beneficiary die
                     before the insured, then the death benefit will be paid to the owner or the owner's estate upon the insured's death.

 CHANGING THE     o  The owner changes the beneficiary by providing written
 BENEFICIARY         notice to us at our administrative office.
                  o  Change is effective as of the date the owner signs the
                     written notice.
                  o  Signature of the owner's spouse is required if the owner is a resident of Arizona, California, Idaho, Nevada, New
                     Mexico, Washington or Wisconsin.
                  o  We are not liable for any payments we made before we
                     received the written notice at our administrative office.

 ASSIGNING THE     o  The owner may assign Policy rights while the insured is
 POLICY               alive.
                   o  Signature of the owner's spouse is required if the owner is a resident of Arizona, California, Idaho, Nevada, New
                      Mexico, Washington or Wisconsin.
                   o  The owner retains any ownership rights that are not
                      assigned.
                   o  Assignee may not change the owner or the beneficiary, and may not elect or change an optional method of payment.
                      Any amount payable to the assignee will be paid in a lump sum.
                   o  Claims under any assignment are subject to proof of
                      interest and the extent of the assignment.
                   o  We are not:
                      ->  bound by any assignment unless we receive a written
                          notice of the assignment;
                      ->  responsible for the validity of any assignment;
                      ->  liable for any payment we made before we received
                          written notice of the assignment; or
                      ->  bound by any assignment which results in adverse
                          tax consequences to the owner, insured(s) or beneficiary(ies).
                   o  Assigning the Policy may have tax consequences. You
                      should consult a tax advisor before assigning the Policy.

CANCELING A POLICY

     You may cancel a Policy for a refund during the "free-look period" by returning it to our administrative office, to one of our branch offices or to the agent who sold you the Policy. The free-look period expires 10 days after you receive the Policy. In some states you may have more than 10 days. If you decide to cancel the Policy during the free-look period, we will treat the Policy as if it had never been issued. We will pay the refund within seven days after we receive the returned Policy at our administrative office. The amount of the refund will be:

     o any monthly deductions or other charges we deducted from amounts you allocated to the subaccounts and the fixed account; PLUS

     o your cash value in the subaccounts and the fixed account on the date we (or our agent) receive the returned Policy at our administrative office.

     Some states may require us to refund all of the premiums you paid for the Policy. See Reallocation Account p. 30.

PREMIUMS
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PREMIUM FLEXIBILITY

     You generally have flexibility to determine the frequency and the amount of the premiums you pay. Unlike conventional insurance policies, you do not have to pay your premiums according to a rigid and inflexible premium schedule. Before we issue the Policy to you, we may require you to pay a premium at least equal to the a minimum no lapse premium set forth in your Policy. Thereafter (subject to the limitations described below), you may make unscheduled premium payments at any time and in any amount over $50. Under some circumstances, you may be required to pay extra premiums to prevent a lapse. Your minimum no lapse premium may change if you request a change in your Policy. If this happens, we will notify you of the new minimum no lapse premium. See Minimum No Lapse Premium below.

PLANNED PERIODIC PAYMENTS

     You will determine a planned periodic payment schedule which allows you to pay level premiums at fixed intervals over a specified period of time. You are not required to pay premiums according to this schedule. You may change the amount, frequency, and the time period over which you make your planned periodic payments. Please be sure to notify your agent/registered representative of record or us of any address changes so that we are able to keep your current address on record.

     Even if you make your planned periodic payments on schedule, your Policy may still lapse. The duration of your Policy depends on the Policy's net surrender value. If the net surrender value is not high enough to pay the monthly deduction when due (and your no lapse period has expired) then your Policy will lapse (unless you make the payment we specify during the 61-day grace period). See Policy Lapse and Reinstatement p. 52.

MINIMUM NO LAPSE PREMIUM

     The full initial premium is the only premium you are required to pay under the Policy. However, you greatly increase your risk of lapse if you do not regularly pay premiums at least as large as the current minimum no lapse premium.

     Until the no lapse date (that is, until the end of the third Policy year), we guarantee that your Policy will not lapse, so long as you have paid total premiums (MINUS any withdrawals, MINUS any outstanding loans and MINUS any pro rata decrease charge) that equal or exceed the sum of the monthly minimum no lapse premiums in effect each month from the Policy date, up to and including the current month. If you take a withdrawal, or take out a loan, or if you decrease your specified amount, you may need to pay additional premiums in order to keep the no lapse guarantee in place.

     The initial minimum no lapse premium is shown on your Policy's schedule page, and depends on a number of factors, including the age, gender, and rate class of the proposed insured, and the specified amount requested. We will adjust the minimum no lapse premium if you change death benefit options, decrease the specified amount, or add or increase a rider. If the minimum no lapse premium changes, we will notify you of the change and its effective date.

     AFTER THE THIRD POLICY YEAR (THAT IS, AFTER THE NO LAPSE PERIOD), PAYING THE CURRENT MINIMUM NO LAPSE PREMIUM EACH MONTH WILL NOT NECESSARILY KEEP YOUR POLICY IN FORCE. You may need to pay additional premiums to keep the Policy in force.

NO LAPSE PERIOD

     Until the no lapse date that is provided in your Policy (that is, until the end of the third Policy year), your Policy will remain in force and no grace period will begin, even if your net surrender value is too low to pay the monthly deduction, so long as the total amount of the premiums you paid (minus any withdrawals, outstanding loans, and any pro rata decrease charge) is equal to or exceeds the sum of the monthly minimum no lapse premium in effect each month from the Policy date up to and including the current month.

     See Minimum No Lapse Premium above.

PREMIUM LIMITATIONS

     Premium payments must be at least $50 if paid monthly and $600 if paid annually ($1,000 if by wire). We may return premiums less than $50. We will not allow you to make any premium payments that would cause the total amount of the premiums you pay to exceed the current maximum premium limitations which qualify the Policy as life insurance according to federal tax laws. This maximum is set forth in your Policy. If you make a payment that would cause your total premiums to be greater than the maximum premium limitations, we will return the excess portion of the premium payment. We will not permit you to make additional premium payments until they are allowed by the maximum premium limitations. In addition, we reserve the right to refund a premium if the premium would increase the death benefit by more than the amount of the premium.

MAKING PREMIUM PAYMENTS

     We will consider any payments you make to be premium payments, unless you clearly mark them as loan repayments. We will accept premium payments by wire transfer. If you wish to make premium payments by wire transfer, please instruct your bank to wire federal funds as follows:

                     All First Bank of Baltimore
                     ABA #: 052000113
                     For credit to: Transamerica Occidental Life Insurance
                     Company
                     Account #: 895-7317-1
                     Owner's Name:
                     Contract Number:
                     Attention: Life Accounting

     TAX-FREE EXCHANGES ("1035 Exchanges"). We will accept your initial premium money from one or more contracts insuring the same insured that qualify for tax-free exchanges under Section 1035 of the Internal Revenue Code. If you contemplate such an exchange, you should consult a competent tax advisor to learn the potential tax effects of such a transaction.

ALLOCATING PREMIUMS

     You must instruct us on how to allocate your premium among the fixed account and the subaccounts. You may allocate your premium to a total of 12 active subaccounts at any one time. (The fixed account may not be available to residents of all states.) You must follow these guidelines:

     o    allocation percentages must be in whole numbers;
     o if you select dollar cost averaging, you must have at least $5,000 in each subaccount from which we will make transfers and you must transfer a total of at least $100 monthly;
     o if you select asset rebalancing, the cash value of your Policy must be at least $5,000; and
     o unless otherwise required by state law, we will restrict your allocations to the fixed account if the fixed account value following the allocation would exceed $500,000.

     You may change the allocation instructions for additional premium payments at any time by writing us or calling us at 1-800-322-7164. The change will be effective at the end of the valuation date on which we receive the change. Upon instructions from you, the registered representative/agent of record for your Policy may also change your allocation instructions for you. We reserve the right to limit the minimum amount you can allocate to a particular subaccount to 1.0% of a premium payment. We also reserve the right to charge $25 for each change in excess of one per Policy year quarter.

     Whenever you direct money into a subaccount, we will credit your Policy with the number of units for that subaccount that can be bought for the dollar payment. We price each subaccount unit using the unit value determined at the end of the day after the closing of the regular business session of the NYSE (usually at 4:00 p.m. Eastern time). We will credit amounts to the subaccounts only on a valuation date, that is, on a date the NYSE is open for trading. See Policy Values p. 31. Your cash value will vary with the investment experience of the subaccounts in which you invest. YOU BEAR THE INVESTMENT RISK FOR AMOUNTS YOU ALLOCATE TO THE SUBACCOUNTS.

     You should periodically review how your cash value is allocated among the subaccounts and the fixed account because market conditions and your overall financial objectives may change.

     REALLOCATION ACCOUNT. If your state requires us to return your initial premium in the event you exercise your free-look right, we will allocate the initial premium on the Policy date to the reallocation account as shown on your Policy schedule page. While held in the fixed account, premium(s) will be credited with interest at the current fixed account rate. The premium will remain in the reallocation account until the reallocation date. The reallocation date is the record date, plus the number of days in your state's free-look period, plus five days. Please contact your agent for details concerning the free-look period for your state.

     On the first valuation date on or after the reallocation date, we will reallocate all cash value from the reallocation account to the fixed account and the subaccounts you selected on the application. If you requested dollar cost averaging, on the reallocation date we will reallocate the cash value either to the fixed account, the WRL J.P. Money Market subaccount or the WRL AEGON Bond subaccount (depending on which account you selected on your application).

     For states which do not require a full refund of the initial premium, the reallocation date is the same as the Policy date. On the Policy date, we will allocate your initial premium, minus monthly deductions, on the Policy date to the fixed account and the subaccounts in accordance with the instructions you gave us on your application.

POLICY VALUES
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 CASH VALUE     o  varies from day to day, depending on the investment
                   experience of the subaccounts you choose, the interest credited to the fixed account, the charges deducted and any other Policy transactions (such as additional premium payments, transfers, withdrawals, and Policy loans).
                o  serves as the starting point for calculating values under a
                   Policy.
                o  equals the sum of all values in each subaccount and the fixed account.
                o  is determined on the Policy date and on each valuation
                   date.
                o  has no guaranteed minimum amount and may be more or
                   less than premiums paid.
                o  includes any amounts held in our fixed account to secure the Policy loan, if there is a Policy loan outstanding.

NET SURRENDER VALUE

     The net surrender value is the amount we pay when you surrender your Policy. We determine the net surrender value at the end of the valuation period when we receive your written surrender request at our administrative office.

 NET SURRENDER      o  the cash value as of such date; MINUS
 VALUE ON ANY       o  any surrender charge as of such date; MINUS
 VALUATION DATE     o  any outstanding Policy loan(s); MINUS
 EQUALS:            o  any interest you owe on any Policy loan(s).


SUBACCOUNT VALUE

     Each subaccount's value is the cash value in that subaccount. At the end of any valuation period, the subaccount's value is equal to the number of units that the Policy has in the subaccount, multiplied by the unit value of that subaccount.


 THE NUMBER OF     o  the initial units purchased at unit value on the
 UNITS IN ANY         reallocation date; PLUS
 SUBACCOUNT ON     o  units purchased with additional premium(s); PLUS
 ANY VALUATION     o  units purchased via transfers from another subaccount or
 DATE EQUALS:         the fixed account; MINUS
                   o  units redeemed to pay for monthly deductions; MINUS
                   o  units redeemed to pay for cash withdrawals; MINUS
                   o  units redeemed as part of a transfer to another subaccount or the fixed account; MINUS
                   o  units redeemed to pay any pro rata decrease charge.

     Every time you allocate, transfer or withdraw money to or from a subaccount, we convert that dollar amount into units. We determine the number of units we credit to, or subtract from, your Policy by dividing the dollar amount of the allocation, transfer or cash withdrawal by the unit value for that subaccount next determined at the end of the valuation period, on which the premium payment, transfer request or cash withdrawal request is received at the administrative office.

SUBACCOUNT UNIT VALUE

     The value (or price) of each subaccount unit will reflect the investment performance of the portfolio in which the subaccount invests. Unit values will vary among subaccounts. The unit value of each subaccount was originally established at $10 per unit. The unit value may increase or decrease from one valuation period to the next.

 THE UNIT VALUE        o  the total value of the portfolio shares held in the
 OF ANY                   subaccount, determined by multiplying the number of
 SUBACCOUNT AT            portfolio shares owned by the subaccount by the
 THE END OF A             portfolio's net asset value per share determined at
 VALUATION                the end of the valuation period; MINUS
 PERIOD                o  a deduction for the daily mortality and expense risk
 IS CALCULATED AS:        charge; MINUS
                       o  the accrued amount of reserve for any taxes or other
                          economic burden resulting from applying tax laws that we determine to be properly attributable to the subaccount; AND THE RESULT DIVIDED BY
                       o  the number of outstanding units in the subaccount.

     The portfolio in which any subaccount invests will determine its net asset value per share once daily, as of the close of the regular business session of the NYSE (usually 4:00 p.m. Eastern time), which coincides with the end of each valuation period.

FIXED ACCOUNT VALUE

     On the reallocation date, the fixed account value is equal to the cash value allocated to the fixed account.

 THE FIXED ACCOUNT       o  the sum of premium(s) allocated to the fixed
 VALUE AT THE END OF        account; PLUS
 ANY VALUATION           o  any amounts transferred from a subaccount to the
 PERIOD IS EQUAL TO:        fixed account; PLUS
                         o  total interest credited to the fixed account; MINUS
                         o  amounts charged to pay for monthly deductions; MINUS
                         o  amounts withdrawn from the fixed account; MINUS
                         o  amounts transferred from the fixed account to a
                            subaccount; MINUS
                         o  amounts withdrawn from the fixed account to pay any
                            pro rata decrease charge incurred due to a decrease in specified amount.

     The fixed account may not be available to residents of all states.

TRANSFERS
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GENERAL

     You or your agent/registered representative of record may make transfers among a total of 12 active subaccounts or from the subaccounts to the fixed account. We determine the amount you have available for transfer at the end of the valuation period when we receive your transfer request at our administrative office. The following features apply to transfers under the
Policy:

     /checkmark/  You may make an unlimited number of "non-substantive"
                  transfers in a Policy year among the subaccounts, although we will limit "substantive" transfers, as discussed below.
     /checkmark/  We may, at any time, discontinue transfer privileges, modify our procedures, or limit the number of tranfers we permit. /checkmark/ You may make one transfer from the fixed account per Policy year (unless you choose dollar cost averaging from the fixed account).
     /checkmark/  Unless otherwise required by state law, we will restrict transfers to the fixed account, if the fixed account value following the transfer would exceed $500,000.
     /checkmark/  You may request transfers in writing (in a form we accept), by fax or by telephone.
     /checkmark/ There is no minimum amount that must be transferred. /checkmark/ There is no minimum amount that must remain in a subaccount after a transfer.
     /checkmark/  We deduct a $10 charge from the amount transferred for the
                  13th and each additional transfer in a Policy year. /checkmark/ We consider all transfers made in any one day to be a single transfer.
     /checkmark/  Transfers resulting from loans, conversion rights, reallocation of cash value immediately after the reallocation date, and transfers from the fixed account are NOT treated as transfers for the purpose of the transfer charge.
     /checkmark/  Transfers under dollar cost averaging and asset rebalancing are treated as transfers for purposes of the transfer charge.

     The Policy's transfer privilege is not intended to afford policyowners a way to speculate on short-term movements in the market. Excessive use of the transfer privilege can disrupt the management of the portfolios and increase transaction costs. Accordingly, we have established a policy of limiting excessive transfer activity. We will limit transfer activity to two substantive transfers (at least 30 days apart) from each portfolio, except from the WRL J.P. Morgan Money Market, during any 12-month period. We interpret "substantive" to mean either a dollar amount large enough to have a negative impact on a portfolio's operations or a series of movements between portfolios. We will not limit non-substantive transfers.

     Your Policy, as applied for and issued, will automatically receive telephone transfer privileges unless you provide other instructions. The telephone transfer privileges allow you to give authority to the registered representative or agent of record for your Policy to make telephone transfers and to change the allocation of future payments among the subaccounts and the fixed account on your behalf according to your instructions. To make a telephone transfer, you may call 1-800-322-7164 or fax your instructions to 727-299-1648.

     Please note the following regarding telephone or fax transfers:

     -> We are not liable for any loss, damage, cost or expense from complying with telephone instructions we reasonably believe to be authentic. You bear the risk of any such loss.
     -> We will employ reasonable procedures to confirm that telephone instructions are genuine.

     -> If we do not employ reasonable confirmation procedures, we may be liable for losses due to unauthorized or fraudulent instructions.
     -> Such procedures may include requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of transactions to owners, and/or tape recording telephone instructions received from owners.
     ->   We may also require written confirmation of your request.
     -> If you do not want the ability to make telephone transfers, you should notify us in writing.
     -> Telephone or fax requests must be received at our administrative office before 4:00 p.m. Eastern time to assure same-day pricing of the transaction.
     -> We will not be responsible for any transmittal problems when you fax us your request unless you report it to us within five business days and send us proof of your fax transmittal.
     -> WE WILL NOT BE RESPONSIBLE FOR SAME-DAY PROCESSING OF TRANSFERS IF YOU FAX YOUR REQUEST TO A NUMBER OTHER THAN 727-299-1648.
     ->   We may discontinue this option at any time.

     We will process any transfer request we receive at our administrative office before the NYSE closes (usually 4:00 p.m. Eastern time) using the subaccount unit value determined at the end of that session of the NYSE. If we receive the transfer request after the NYSE closes, we will process the request using the subaccount unit value determined at the close of the next regular business session of the NYSE.

FIXED ACCOUNT TRANSFERS

     You may make one transfer per Policy year from the fixed account unless you select dollar cost averaging from the fixed account. We reserve the right to require that you make the transfer request in writing. We must receive the transfer request no later than 30 days after a Policy anniversary. We will make the transfer at the end of the valuation date on which we receive the written request. The maximum amount you may transfer is limited to the greater of:

     ->   25% of the amount in the fixed account; or
     -> the amount you transferred from the fixed account in the immediately prior Policy year.

     The fixed account may not be available to residents of all states. This means that residents of some states may not direct or transfer any money to the fixed account.

CONVERSION RIGHTS

     If, within 24 months of your Policy date, you transfer all of your subaccount values to the fixed account, then we will not charge you a transfer fee, even if applicable. You must make your request in writing.

DOLLAR COST AVERAGING

     Dollar cost averaging is an investment strategy designed to reduce the average purchase price per unit. The strategy spreads the allocation of your premium into the subaccounts over a period of time. This potentially allows you to reduce the risk of investing most of your premium into the subaccounts at a time when prices are high. The success of this strategy is not assured and depends on market trends. You should consider carefully your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high. We make no guarantee that dollar cost averaging will result in a profit or protect you against loss.

     Under dollar cost averaging, we automatically transfer a set dollar amount from either the WRL J.P. Morgan Money Market subaccount, the WRL AEGON Bond subaccount or the fixed account to a subaccount that you choose. We will make the transfers monthly as of the end of the valuation date starting on the first Monthiversary after the reallocation date. We will make the first transfer in the month after we receive your request at our administrative office, provided that we receive the form by the 25th day of the month.

 TO START DOLLAR COST     ->  you must submit a completed form to us at our
 AVERAGING:                   administrative office requesting dollar cost
                              averaging;
                          ->  you must have at least $5,000 in the account from
                              which we will make transfers; and
                          ->  your total transfers each month under dollar cost
                              averaging must be at least $100.

     You may request dollar cost averaging at any time. There is no charge for dollar cost averaging. However, each transfer under dollar cost averaging counts towards your 12 free transfers each year.

 DOLLAR                   ->  we receive your request to cancel your
 COST AVERAGING               participation;
 WILL TERMINATE IF:       ->  the value in the accounts from which we make the
                              transfers is depleted;
                          ->  you elect to participate in the asset rebalancing
                              program; OR
                          ->  you elect to participate in any asset allocation
                              service provided by a third party.

     We may modify, suspend, or discontinue dollar cost averaging at any time.

ASSET REBALANCING PROGRAM

     We also offer an asset rebalancing program under which you may transfer amounts periodically to maintain a particular percentage allocation among the subaccounts you have selected. You cannot have more than 12 active subaccounts. Cash value allocated to each subaccount will grow or decline in value at different rates. The asset rebalancing program automatically reallocates the cash value in the subaccounts at the end of each period to match your Policy's currently effective premium allocation schedule. Cash value in the fixed account and the dollar cost averaging program is not available for this program. This program does not guarantee gains. A subaccount may still have losses.

     You may elect asset rebalancing to occur on each quarterly, semi-annual or annual anniversary of the Policy date. You may modify your allocations quarterly. Once we receive the asset rebalancing request form, we will effect the initial rebalancing of cash value on the next such anniversary, in accordance with the Policy's current premium allocation schedule. We will credit the amounts transferred at the unit value next determined on the dates the transfers are made. If a day on which rebalancing would ordinarily occur falls on a day on which the NYSE is closed, rebalancing will occur on the next day the NYSE is open.


 TO START               ->  you must submit a completed asset rebalancing
 ASSET REBALANCING:         request form to us at our administrative office
                            before the maturity date; and
                        ->  you must have a minimum cash value of $5,000 or make
                            a $5,000 initial premium payment.

     There is no charge for the asset rebalancing program. However, each reallocation we make under the program counts towards your 12 free transfers each year.

 ASSET REBALANCING     ->  you elect to participate in the dollar cost averaging
 WILL CEASE IF:            program;
                       ->  we receive your request to discontinue participation;
                       ->  you make ANY transfer to or from any subaccount other
                           than under a scheduled rebalancing; or
                       ->  you elect to participate in any asset allocation
                           service provided by a third party.

     You may start and stop participation in the asset rebalancing program at any time; but we restrict your right to re-enter the program to once each Policy year. If you wish to resume the asset rebalancing program, you must complete a new request form. We may modify, suspend, or discontinue the asset rebalancing program at any time.

THIRD PARTY ASSET ALLOCATION SERVICES

     We may provide administrative or other support services to independent third parties you authorize to conduct transfers on your behalf, or who provide recommendations as to how your subaccount values should be allocated. This includes, but is not limited to, transferring subaccount values among subaccounts in accordance with various investment allocation strategies that these third parties employ. These independent third parties may or may not be appointed Transamerica agents for the sale of Policies. TRANSAMERICA DOES NOT ENGAGE ANY THIRD PARTIES TO OFFER INVESTMENT ALLOCATION SERVICES OF ANY TYPE, SO THAT PERSONS OR FIRMS OFFERING SUCH SERVICES DO SO INDEPENDENT FROM ANY AGENCY RELATIONSHIP THEY MAY HAVE WITH TRANSAMERICA FOR THE SALE OF POLICIES. TRANSAMERICA THEREFORE TAKES NO RESPONSIBILITY FOR THE INVESTMENT ALLOCATIONS AND TRANSFERS TRANSACTED ON YOUR BEHALF BY SUCH THIRD PARTIES OR ANY INVESTMENT ALLOCATION RECOMMENDATIONS MADE BY SUCH PARTIES. Transamerica does not currently charge you any additional fees for providing these support services. Transamerica reserves the right to discontinue providing administrative and support services to owners utilizing independent third parties who provide investment allocation and transfer recommendations.

CHARGES AND DEDUCTIONS
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     This section describes the charges and deductions that we make under the Policy to compensate for: (1) the services and benefits we provide; (2) the costs and expenses we incur; and (3) the risks we assume.

 SERVICES AND BENEFITS WE      o  the death benefit, cash withdrawals and loan
 PROVIDE UNDER THE POLICY:        benefits;
                               o  investment options, including premium
                                  allocations;
                               o  administration of elective options; and
                               o  the distribution of reports to owners.

 COSTS AND EXPENSES            o  costs associated with processing and
 WE INCUR:                        underwriting applications;
                               o  expenses of issuing and administering the
                                  Policy (including any Policy riders);
                               o  overhead and other expenses for providing
                                  services and benefits, sales commissions and marketing expenses; and
                               o  other costs of doing business, such as
                                  collecting premiums, maintaining records, processing claims, effecting transactions, and paying federal, state and local premium and other taxes and fees.

 RISKS WE ASSUME:              o  that the charges we may deduct may be
                                  insufficient to meet our actual claims because
                                  insureds die sooner than we estimate; and
                               o  that the costs of providing the services and
                                  benefits under the Policies may exceed the
                                  charges we are allowed to deduct.

PREMIUM CHARGES

     We deduct no charges from premiums before allocating the premiums to the separate account and the fixed account according to your instructions.

MONTHLY DEDUCTION

     We take a monthly deduction from the cash value on the Policy date and on each Monthiversary. We deduct this charge on a pro rata basis from all accounts (i.e., in the same proportion that the value in each subaccount and the fixed account bears to the total cash value on the Monthiversary). Because portions of the monthly deduction (such as cost of insurance) can vary monthly, the monthly deduction will also vary.

 THE MONTHLY DEDUCTION     o  the monthly Policy charge; PLUS
 IS EQUAL TO:              o  the monthly cost of insurance charge for the
                              Policy; PLUS
                           o  the monthly charge for any benefits provided by
                              riders attached to the Policy; PLUS
                           o  the pro rata decrease charge (see p. 43) incurred
                              as a result of a decrease in the specified amount.

                              MONTHLY POLICY CHARGE:

                              o  This charge equals $5.00 each Policy month.
                              o  We will not increase this charge.
                              o We may waive this charge at issue on additional policies (not on the original Policy) purchased naming the same owner and insured.
                              o This charge compensates us for administrative expenses such as recordkeeping, processing death benefit claims and Policy changes, and overhead costs.

                              COST OF INSURANCE CHARGE:
                              o We deduct this charge each month. It varies each month and is equal to:
                                 ->  the death benefit on the Monthiversary;
                                     DIVIDED BY
                                 ->  1.0024663 (this factor reduces the net
                                     amount at risk, for purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 3.0%); MINUS
                                ->   the cash value on the Monthiversary;
                                     MULTIPLIED BY
                                -> the monthly cost of insurance rate for the Policy.

                              OPTIONAL INSURANCE RIDERS:
                              o The monthly deduction will include charges for any optional insurance benefits you add to your Policy by rider (see Supplemental Benefits (Riders) p. 61).

     We base the cost of insurance rates on the insured's attained age, gender, rate class, specified amount, and the length of time that the Policy has been in force. For Policies with a specified amount of $250,000 or more, we generally charge a lower rate. The actual monthly cost of insurance rates are based on our expectations as to future mortality experience. The rates will never be greater than the guaranteed amount stated in your Policy. These guaranteed rates are based on the 1980 Commissioners Standard Ordinary (C.S.O.)

Mortality Tables and the insured's attained age, gender and rate class. For standard rate classes, these guaranteed rates will never be greater than the rates in the C.S.O. tables. We may also guarantee a rate for a specific period of time (E.G., one year). For a listing of rate classes, see Underwriting Standards p. 23.

     We may issue certain Policies on a simplified or expedited basis. The cost of insurance rates for Policies we issue on this basis will be no higher than the guaranteed rates for select, non-tobacco use or standard, tobacco use categories. However, these rates may be higher or lower than current rates charged under otherwise identical Policies that are using standard underwriting criteria.

MORTALITY AND EXPENSE RISK CHARGE

     We deduct a daily charge from your cash value in each subaccount to compensate us for certain mortality and expense risks we assume. This charge is equal to:

     o    your Policy's cash value in each subaccount MULTIPLIED BY
     o the daily pro rata portion of the annual mortality and expense risk charge rate of 0.90%.

     The annual rate is equal to 0.90% of the average daily net assets of each subaccount. We guarantee to reduce this charge to 0.60% after the first 15 Policy years. We intend to reduce this charge to 0.30% in the 16th Policy year but we do not guarantee that we will do so, and we reserve the right to maintain this charge at the 0.60% level after the 15th Policy year.

     The mortality risk is that an insured will live for a shorter time than we project. The expense risk is that the expenses that we incur will exceed the administrative charge limits we set in the Policy.

     If this charge does not cover our actual costs, we absorb the loss. Conversely, if the charge more than covers actual costs, the excess is added to our surplus. We expect to profit from this charge. We may use any profits to cover distribution costs.

SURRENDER CHARGE

     If you surrender your Policy completely during the first 15 years, we deduct a surrender charge from your cash value and pay the remaining cash value (less any outstanding loan amounts) to you. The payment you receive is called the net surrender value. The formula we use reduces the surrender charge at older ages in compliance with state laws.

     THE SURRENDER CHARGE MAY BE SIGNIFICANT. YOU SHOULD CALCULATE THIS CHARGE CAREFULLY BEFORE YOU CONSIDER A SURRENDER. Under some circumstances the level of surrender charge might result in no net surrender value available if you surrender your Policy in the first few Policy years. This will depend on a number of factors, but is more likely if:

     o you pay premiums equal to or not much higher than the minimum no lapse guarantee premium shown in your Policy; and/or
     o    investment performance is too low.

 THE SURRENDER CHARGE IS     o  the ISSUE CHARGE plus the SURRENDER CHARGE BASE;
 EQUAL TO:                      multiplied by
                             o  the SURRENDER CHARGE FACTOR.

     The ISSUE CHARGE is $5.00 MULTIPLIED BY each $1,000 of the initial specified amount stated in your Policy. This charge helps us recover the underwriting, processing and start-up expenses that we incur in connection with the Policy and the separate account.

     The SURRENDER CHARGE BASE equals:

     o the total premiums paid up to the surrender charge base premium shown in your Policy; PLUS
     o the total premiums paid in excess of the surrender charge base premium, MULTIPLIED BY the following percentage (which varies by the insured's issue age):


                      ISSUE AGE                      PERCENTAGE
                      ---------                      ----------
                         0-55                           8.00%
                        56-60                           6.00%
                        61-65                           4.00%
                        66-70                           3.00%
                        71-75                           2.00%
                        76-80                           1.50%
                        81-85                           1.00%

     To determine the SURRENDER CHARGE, we apply the SURRENDER CHARGE FACTOR to the sum of the ISSUE CHARGE plus the SURRENDER CHARGE BASE. The SURRENDER CHARGE FACTOR varies with the insured's issue age and the number of years the Policy has been in force. For male insureds ages 0-65, and for female insureds ages 0-70, the surrender charge factor is equal to 1.00 during Policy years 1-10. It then decreases by 0.20 each year until the 15th Policy year when it is zero. For insureds with older issue ages, the factor is less than 1.00 at the end of the 10th Policy year and decreases to zero at the end of the 15th Policy year.


                           SURRENDER CHARGE FACTORS
                            MALES ISSUE AGES 0 - 65
                           FEMALES ISSUE AGES 0 - 70


                          END OF POLICY YEAR*    FACTOR
                          -------------------    ------
                               At Issue           1.00
                                 1-10             1.00
                                  11               .80
                                  12               .60
                                  13               .40
                                  14               .20
                                  15                 0

     * The factor on any date other than a Policy anniversary will be determined proportionately using the factor at the end of the Policy year prior to surrender and the factor at the end of the Policy year of surrender.

     Applying the surrender charge factor to the total of the issue charge and the surrender charge base for any surrender during the 11th through the 15th Policy years will often result in a reduced surrender charge. If you surrender your Policy after the 15th Policy year, there are no issue or sales charges due. We always determine the surrender charge factor from the Policy date to the surrender date, regardless of whether there were any prior lapses and reinstatements.

o SURRENDER CHARGE EXAMPLE 1: Assume a male insured purchases the Policy at issue age 35 for $250,000 of specified amount, paying $3,000 per year for four years ($12,000), and then surrenders the Policy. The surrender charge base premium is $667.50 (250 units at $2.67). The surrender charge would then be calculated as follows:


  (a)     ISSUE CHARGE: (250 x $5.00)
          (units per thousand of specified amount x $5.00)     =   $1,250.00

  (b)     SURRENDER CHARGE BASE PREMIUM:                       =   $  667.50

  (c)     EXCESS OVER SURRENDER CHARGE BASE PREMIUM:
          8.0% of premiums paid in excess of surrender charge
          base premium ($12,000 - $667.50) x 8.0%              =   $  906.60

  (d)     APPLICABLE SURRENDER CHARGE FACTOR:
          (a + b + c) x 1.00

          ($1,250.00 + $667.50 + $906.60) x 1.00               =   $2,824.10
                                                                   =========

o SURRENDER CHARGE EXAMPLE 2: Assume the same facts as in Example 1, including continued premium payments of $3,000 per year, EXCEPT the owner surrenders the Policy on the 14th Policy anniversary. The surrender charge would then be calculated as follows:


  (a)     ISSUE CHARGE: (250 x $5.00)
          (units per thousand of specified amount x $5.00)     =   $1,250.00

  (b)     SURRENDER CHARGE BASE PREMIUM:                       =   $  667.50

  (c)     EXCESS OVER SURRENDER CHARGE BASE PREMIUM:
          8.0% of premiums paid in excess of surrender charge
          base premium ($42,000 - $667.50) x 8.0%              =   $3,306.60

  (d)     APPLICABLE SURRENDER CHARGE FACTOR:
          (a + b + c) x .20

          ($1,250.00 + $667.50 + $3,306.60) x .20              =   $1,044.82
                                                                   =========

There will be no surrender charge if the owner waits until the 15th Policy anniversary to surrender the Policy.

     The surrender charge helps us recover distribution expenses that we incur in connection with the Policy, including agent sales commissions and printing and advertising costs.

PRO RATA DECREASE CHARGE

     If you decrease the specified amount during the first 15 Policy years, we will deduct a pro rata decrease charge from the cash value. We will determine the pro rata decrease charge by:

     o calculating the surrender charge that would apply if the Policy was being surrendered; then MULTIPLY it by

     o the ratio of the specified amount decrease you requested to the initial specified amount of your Policy.

 THE PRO RATA DECREASE     o  the specified amount decrease that you request;
 CHARGE IS EQUAL TO:          DIVIDED BY
                           o  the full specified amount on the Policy date;
                              MULTIPLIED BY
                           o  the surrender charge as of the date of the
                              decrease based on the specified amount on the Policy date.

     We will not deduct the pro rata decrease charge from the cash value when a specified amount decrease results from:

     o    a change in the death benefit option; or
     o    a cash withdrawal (when you select death benefit Option A).

     We will determine the pro rata decrease charge from the Policy date to the date of the decrease using the above formula, regardless of whether your Policy has lapsed and been reinstated, or you have previously decreased your specified amount.

     If we deduct a pro rata decrease charge due to a decrease in specified amount, we will reduce proportionately any future surrender charge incurred during the first 15 Policy years. This means that when we calculate the surrender charge, we will reduce the charge by an amount equal to the surrender charge multiplied by the ratio of any prior decreases in the specified amount to the full initial specified amount. A decrease in specified amount will generally decrease the insurance protection of the Policy.

TRANSFER CHARGE

     We currently allow you to make 12 transfers each year free from charge. We charge $10 for each additional transfer. For purposes of assessing the transfer charge, all transfers made in one day, regardless of the number of subaccounts affected by the transfer, is considered a single transfer. We deduct the transfer charge from the amount being transferred. Transfers due to loans, exercise of conversion rights, or from the fixed account do not count as transfers for the purpose of assessing this charge. Transfers under dollar cost averaging and asset rebalancing are transfers for purposes of this charge. We will not increase this charge.

CHANGE IN PREMIUM ALLOCATION CHARGE

     We currently do not charge you if you change your premium allocation. However, in the future we may decide to charge you $25 if you make more than one change per Policy year quarter. We will notify you if we decide to impose this charge.

CASH WITHDRAWAL CHARGE

     After the first Policy year, you may take one cash withdrawal each Policy year. When you make a cash withdrawal, we charge a processing fee of $25 or 2% of the amount you withdraw, whichever is less. We deduct this amount from the withdrawal, and we pay you the balance. We will not increase this charge.

TAXES

     We currently do not make any deductions for taxes from the separate account. We may do so in the future if such taxes are imposed by federal or state agencies.

PORTFOLIO EXPENSES

     The portfolios deduct management fees and expenses from the amounts you have invested in the portfolios. Some portfolios also deduct 12b-1 fees from portfolio assets. These fees and expenses currently range from 0.44% to 1.20%. See the Portfolio Annual Expense Table in this prospectus, and the fund prospectuses.

     Our affiliate, AFSG, the principal underwriter for the Policies, will receive the 12b-1 fees deducted from portfolio assets for providing shareholder support services to the portfolios. We and our affiliates, including the principal underwriter for the Policies, may receive compensation from the investment advisers, administrators, and/or distributors (and an affiliate thereof) of the portfolios in connection with administrators or other services and cost savings experienced by the investment advisers, administrators or distributors. It is anticipated that such compensation will be based on assets of the particular portfolios attributable to the Policy and may be significant. Some advisers, administrators, distributors or portfolios may pay us (and our affiliates) more than others.

DEATH BENEFIT
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DEATH BENEFIT PROCEEDS

     As long as the Policy is in force, we will pay the death benefit proceeds on an individual Policy once we receive satisfactory proof of the insured's death. We may require return of the Policy. We will pay the death benefit proceeds to the primary beneficiary(ies), if living, or to a contingent beneficiary. If each beneficiary dies before the insured and there is no contingent beneficiary, we will pay the death benefit proceeds to the owner or the owner's estate. We will pay the death benefit proceeds in a lump sum or under a payment option. See Payment Options p. 48.

 DEATH BENEFIT       o  the death benefit (described below); MINUS
 PROCEEDS EQUAL:     o  any past due monthly deductions if the insured dies
                        during the grace period; PLUS
                     o  any additional insurance in force provided by rider;
                        MINUS
                     o  any single-sum benefits paid under the living benefit
                        rider; MINUS
                     o  any outstanding Policy loans; MINUS
                     o  any interest you owe on Policy loan(s).

     If all or a part of the death benefit proceeds are paid in one sum, we will pay interest on this sum as required by applicable state law from the date we receive due proof of the insured's death to the date we make payment.

     We may further adjust the amount of the death benefit proceeds if we contest the Policy or if you misstate the insured's age or gender. See Our Right to Contest the Policy p. 57 and Misstatement of Age or Gender p. 58.

DEATH BENEFIT

     The Policy provides a death benefit. The death benefit is determined at the end of the valuation period in which the insured dies. You must select one of the two death benefit options we offer in your application. No matter which death benefit option you choose, we guarantee that, so long as the Policy does not lapse, the death benefit will never be less than the specified amount on the date of the insured's death.

 DEATH BENEFIT           o  the current specified amount; OR
 OPTION A EQUALS THE     o  a specified percentage, called the "limitation
 GREATER OF:                percentage," MULTIPLIED BY
                            ->  the cash value on the insured's date of death.

     Under Option A, your death benefit remains level unless the limitation percentage multiplied by the cash value is greater than the specified amount; then the death benefit will vary as the cash value varies.

     The limitation percentage is the minimum percentage of cash value we must pay as the death benefit under federal tax requirements. It is based on the attained age of the insured at the beginning of each Policy year. The following table indicates the limitation percentages for different ages:

   ATTAINED AGE                  LIMITATION PERCENTAGE
   ------------                  ---------------------
  40 and under                           250%
    41 to 45     250% of cash value minus 7% for each age over age 40
    46 to 50     215% of cash value minus 6% for each age over age 45
    51 to 55     185% of cash value minus 7% for each age over age 50
    56 to 60     150% of cash value minus 4% for each age over age 55
    61 to 65     130% of cash value minus 2% for each age over age 60
    66 to 70     120% of cash value minus 1% for each age over age 65
    71 to 75     115% of cash value minus 2% for each age over age 70
    76 to 90                             105%
    91 to 95     105% of cash value minus 1% for each age over age 90
   96 and over                           100%

     If the federal tax code requires us to determine the death benefit by reference to these limitation percentages, the Policy is described as "in the corridor." An increase in the cash value will increase our risk, and we will increase the cost of insurance we deduct from the cash value.

     OPTION A ILLUSTRATION. Assume that the insured's attained age is under 40, there have been no withdrawals or decreases in specified amount, and that there are no outstanding loans. Under Option A, a Policy with a $500,000 specified amount will generally pay $500,000 in death benefits. However, because the death benefit must be equal to or be greater than 250% of cash value, any time the cash value of the Policy exceeds $200,000, the death benefit will exceed the $500,000 specified amount. Each additional dollar added to the cash value above $200,000 will increase the death benefit by $2.50.

     Similarly, so long as the cash value exceeds $200,000, each dollar taken out of the cash value will reduce the death benefit by $2.50. If at any time the cash value multiplied by the limitation percentage is less than the specified amount, the death benefit will equal the specified amount of the Policy reduced by the dollar value of any cash withdrawals.


 DEATH BENEFIT          o  the current specified amount; PLUS
 OPTION B EQUALS THE       ->  the cash value on the insured's date of death; OR
 GREATER OF:            o  the limitation percentage, MULTIPLIED BY
                           ->  the cash value on the insured's date of death.

     Under Option B, the death benefit always varies as the cash value varies.

     OPTION B ILLUSTRATION. Assume that the insured's attained age is under 40 and that there are no outstanding loans. Under Option B, a Policy with a specified amount of $500,000 will generally pay a death benefit of $500,000 plus cash value. Thus, a Policy with a cash value of $100,000 will have a death benefit of $600,000 ($500,000 + $100,000). The death benefit, however, must be at least 250% of cash value. As a result, if the cash value of the Policy exceeds $333,333, the death benefit will be greater than the specified amount plus cash value. Each additional dollar of cash value above $333,333 will increase the death benefit by $2.50.

     Similarly, any time cash value exceeds $333,333, each dollar taken out of cash value will reduce the death benefit by $2.50. If at any time, cash value multiplied by the limitation percentage is less than the specified amount plus the cash value, then the death benefit will be the specified amount plus the cash value of the Policy.

EFFECTS OF CASH WITHDRAWALS ON THE DEATH BENEFIT

     If you choose Option A, a cash withdrawal will reduce the specified amount by an amount equal to the amount of the cash withdrawal. We will not impose a decrease charge when the specified amount is decreased as a result of taking a cash withdrawal. Regardless of the death benefit option you choose, a cash withdrawal will reduce the death benefit by at least the amount of the withdrawal.

CHOOSING DEATH BENEFIT OPTIONS

     You must choose one death benefit option on your application. This is an important decision. The death benefit option you choose will have an impact on the dollar value of the death benefit, on your cash value and on the amount of cost of insurance charges you pay.

     You may find Option A more suitable for you if your goal is to increase your cash value through positive investment experience. You may find Option B more suitable if your goal is to increase your total death benefit.

CHANGING THE DEATH BENEFIT OPTION

     After the third Policy year, you may change your death benefit option once each Policy year if you have not decreased the specified amount that year.

     o    You must make your request in writing.
     o The effective date of the change will be the Monthiversary on or following the date when we receive your request for a change at our administrative office.
     o You may not make a change that would decrease the specified amount below the minimum specified amount stated in your Policy.
     o There may be adverse federal tax consequences. You should consult a tax advisor before changing your Policy's death benefit option.

     If you change your death benefit option from Option B to Option A, we will make the specified amount after the change equal to the specified amount prior to the change, plus your Policy's cash value on the effective date of the change. If you change your death benefit option from Option A to Option B, we will make the specified amount after the change equal to the specified amount prior to the change, minus the cash value on the effective date of the change. We will notify you of the new specified amount.

DECREASING THE SPECIFIED AMOUNT

     After the Policy has been in force for three years, you may decrease the specified amount once each Policy year if you did not change your death benefit option that year. A decrease in the specified amount may affect your cost of insurance charge and may have adverse federal tax consequences. You should consult a tax advisor before decreasing your Policy's specified amount.

 CONDITIONS FOR               o  you must make your request in writing;
 DECREASING THE SPECIFIED     o  you may not change your death benefit option in
 AMOUNT:                         the same Policy year that you decrease your
                                 specified amount;
                              o  you may not decrease your specified amount
                                 lower than the minimum specified amount stated in your Policy (generally $100,000). However, if your initial specified amount is $250,000 or more, you may not reduce the specified amount below $250,000;
                              o  you may not decrease your specified amount if
                                 it would disqualify your Policy as life
                                 insurance under the Internal Revenue Code;
                              o  we may limit the amount of the decrease to no
                                 more than 20% of the specified amount;
                              o  a decrease in specified amount will take effect
                                 on the first Monthiversary on or after we receive your written request at our administrative office; and
                              o  we will assess a pro rata decrease charge
                                 against the cash value if you decrease your specified amount within the first 15 Policy years.

NO INCREASE IN THE SPECIFIED AMOUNT

     We do not allow increases in the specified amount. If you want additional insurance, you may purchase a term rider (PIR) or purchase an additional policy(ies). We may waive the monthly Policy charge at issue on additional policies naming the same insured and owner.

PAYMENT OPTIONS

     There are several ways of receiving proceeds under the death benefit and surrender provisions of the Policy, other than in a lump sum. See Settlement Options p. 59 for information concerning these settlement options.

SURRENDERS AND CASH WITHDRAWALS
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SURRENDERS

     You may make a written request to surrender your Policy for its net surrender value as calculated at the end of the valuation date on which we receive your request at our administrative office. The insured must be alive, the Policy must be in force when you make your written request and it must be before the maturity date. A surrender is effective as of the date when we receive your written request. Signature of the owner's spouse is required if the owner is a resident of Arizona, California, Idaho, Nevada, New Mexico, Washington or Wisconsin. You will incur a surrender charge if you surrender the Policy during the first 15 Policy years. See Charges and Deductions -- Surrender Charge p. 40. Once you surrender your Policy, all coverage and other benefits under it cease and cannot be reinstated. We will normally pay you the net surrender value (cash value, minus any surrender charge, minus any Policy loans outstanding and minus any interest you owe on Policy loans) in a lump sum within seven days or under a settlement option. A surrender may have tax consequences. See Federal Income Tax Considerations p. 53.

CASH WITHDRAWALS

     After the first Policy year, you may request a cash withdrawal of a portion of your cash value subject to certain conditions.


 CASH            o  You must make your cash withdrawal request to us in
 WITHDRAWAL         writing.
 CONDITIONS:     o  Signature of the owner's spouse is required if the owner is a resident of Arizona, California, Idaho, Nevada, New
                    Mexico, Washington or Wisconsin.
                 o  We only allow one cash withdrawal per Policy year.
                 o  We may limit the amount you can withdraw to at least
                    $500, and to no more than 10% of the net surrender value.
                    We currently intend to limit the amount you can withdraw to 25% of the net surrender value after the 10th Policy year.
                 o  You may not take a cash withdrawal if it will reduce the specified amount below the minimum specified amount set forth in the Policy.
                 o  You may specify the subaccount(s) and the fixed account from which to make the withdrawal. If you do not specify an account, we will take the withdrawal from each account in accordance with your current premium allocation instructions.
                 o  We generally will pay a cash withdrawal request within
                    seven days following the valuation date we receive the request.
                 o  We will deduct a processing fee equal to $25 or 2% of the amount you withdraw, whichever is less. We deduct this amount from the withdrawal, and we pay you the balance.
                 o  We do not assess a surrender charge when you take a cash withdrawal.
                 o  You may not take a cash withdrawal if it would disqualify your Policy as life insurance under the Internal Revenue
                    Code.
                 o  A cash withdrawal may have tax consequences. See
                    Federal Income Tax Considerations p. 53.

     A cash withdrawal will reduce the cash value by the amount of the cash withdrawal, and will reduce the death benefit by at least the amount of the cash withdrawal. When death benefit Option A is in effect, a cash withdrawal will reduce the specified amount by an amount equal to the amount of the cash withdrawal. We will not impose a pro rata decrease charge when the specified amount is decreased as a result of taking a cash withdrawal.

LOANS
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GENERAL

     After the first Policy year (as long as the Policy is in force) you may borrow money from us using the Policy as the only security for the loan. We may permit a loan prior to the first anniversary for Policies issued pursuant to 1035 Exchanges. A loan that is taken from, or secured by, a Policy may have tax consequences. See Federal Income Tax Considerations p. 53.

 POLICY LOANS ARE       o  we may require you to borrow at least $500;
 SUBJECT TO CERTAIN     o  the maximum amount you may borrow is 90% of the cash
 CONDITIONS:               value, less any surrender charge and any outstanding
                           loan amount; and
                        o  signature of the owner's spouse is required if the
                           owner is a resident of Arizona, California, Idaho, Nevada, New Mexico, Washington or Wisconsin.

     When you take a loan, we will withdraw an amount equal to the requested loan from each of the subaccounts and the fixed account based on your current premium allocation instructions (unless you specify otherwise). We will transfer that amount to the loan reserve. The loan reserve is the portion of the fixed account used as collateral for a Policy loan.

     We normally pay the amount of the loan within seven days after we receive a proper loan request. We may postpone payment of loans under certain conditions. See Payments We Make p. 59.

     You may request a loan by telephone by calling us at 1-800-322-7164. If the loan amount you request exceeds $50,000 or if the address of record has been changed within the past 10 days, we may reject your request. If you do not want the ability to request a loan by telephone, you should notify us in writing. You will be required to provide certain information for identification purposes when you request a loan by telephone. We may ask you to provide us with written confirmation of your request. We will not be liable for processing a loan request if we believe the request is genuine.

     You may also fax your loan request to us at 727-299-1667. We will not be responsible for any transmittal problems when you fax your request unless you report it to us within five business days and send us proof of your fax transmittal.

     You can repay a loan at any time while the Policy is in force. WE WILL CONSIDER ANY PAYMENTS YOU MAKE ON THE POLICY TO BE PREMIUM PAYMENTS UNLESS THE PAYMENTS ARE CLEARLY SPECIFIED AS LOAN REPAYMENTS.

     At each Policy anniversary, we will compare the amount of the outstanding loan to the amount in the loan reserve. At such time, if the amount of the outstanding loan exceeds the amount in the loan reserve, we will withdraw the difference from the subaccounts and the fixed account and transfer it to the loan reserve, in the same manner as when a loan is made. If the amount in the loan reserve exceeds the amount of the outstanding loan, we will withdraw the difference from the loan reserve and transfer it to the subaccounts and the fixed account in the same manner as current premiums are allocated. No charge will be imposed for these transfers, and these transfers are not treated as transfers in calculating the transfer charge. We reserve the right to require a transfer to the fixed account if the loans were originally transferred from the fixed account.

INTEREST RATE CHARGED

     We will charge you an annual interest rate on a Policy loan that is equal to 5.5% and is payable in arrears on each Policy anniversary. Loan interest that is unpaid when due will be added to the amount of the loan on each Policy anniversary and will bear interest at the same rate.

LOAN RESERVE INTEREST RATE CREDITED

     We will credit the amount in the loan reserve with interest at an effective annual rate of at least 4.0%. We may credit a higher rate, but we are not obligated to do so.

     o We currently credit interest at an effective annual rate of 4.75% on amounts you borrow during the first 10 Policy years.
     o After the 10th Policy year, you may borrow at preferred loan rates an amount equal to the cash value minus total premiums paid (reduced by any cash withdrawals) and minus any outstanding loan amounts (including any interest you owe on Policy loan(s)). We currently credit interest at a 5.5% preferred loan rate. THIS RATE IS NOT GUARANTEED.

EFFECT OF POLICY LOANS

     A Policy loan reduces the death benefit proceeds and net surrender value by the amount of any outstanding loan plus interest you owe on the loan. Repaying the loan causes the death benefit proceeds and net surrender value to increase by the amount of the repayment. As long as a loan is outstanding, we hold an amount equal to the loan as of the last Policy anniversary plus any accrued interest net of any loan payments. This amount is not affected by the separate account's investment performance and may not be credited with the interest rates accruing on the fixed account. Amounts transferred from the separate account to the loan reserve will affect the value in the separate account because we credit such amounts with an interest rate declared by us rather than a rate of return reflecting the investment results of the separate account.

     There are risks involved in taking a Policy loan, a few of which include the potential for a Policy to lapse if projected earnings, taking into account outstanding loans, are not achieved. A Policy loan may also have possible adverse tax consequences that could occur if a Policy lapses with loans outstanding. You should consult a tax advisor before taking out a Policy loan. See Federal Income Tax Considerations p. 53.

     We will notify you (and any assignee of record) if the sum of your loans plus any interest you owe on the loans is more than the net surrender value. If you do not submit a sufficient payment within 61 days from the date of the notice, your Policy may lapse.

POLICY LAPSE AND REINSTATEMENT
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LAPSE

     Your Policy may not necessarily lapse (terminate without value) if you fail to make a planned periodic payment. However, even if you make all your planned periodic payments, there is no guarantee that your Policy will not lapse. This Policy provides a no lapse period. See below. Once your no lapse period ends, your Policy may lapse if the net surrender value on any Monthiversary is less than the monthly deductions due on that day. Such lapse might occur if investment experience is unfavorable or loans and cash withdrawals cause a decrease in the net surrender value, or you have not paid sufficient premiums (as described below) to offset the monthly deductions.

     If the net surrender value is not enough to pay the monthly deductions, we will mail a notice to your last known address and any assignee of record. The notice will specify the minimum payment you must pay and the final date by which we must receive the payment to prevent a lapse. We generally require that you make the payment within 61 days after the date of the notice. This 61-day period is called the GRACE PERIOD. If we do not receive the specified minimum payment by the end of the grace period, all coverage under the Policy will terminate without value.

NO LAPSE PERIOD

     This Policy provides a no lapse period for the first three Policy years. As long as you keep the no lapse period in effect, your Policy will not lapse and no grace period will begin, even if your net surrender value is not enough to pay your monthly deduction. The no lapse period will not extend beyond the first three years as stated in your Policy. Each month we determine whether the no lapse period is still in effect.

 EARLY TERMINATION OF THE     o  The no lapse period will end immediately if you
 NO LAPSE PERIOD                 do not pay sufficient minimum no lapse
                                 premiums.
                              o  You must pay total premiums (minus withdrawals,
                                 outstanding loans, and any pro rata decrease charge) that equal at least the sum of the monthly minimum no lapse premium in effect each month from the Policy date up to and including the current month.

     You will lessen the risk of Policy lapse if you keep the no lapse period in effect. Before you take a cash withdrawal, a loan, or decrease the specified amount, you should consider carefully the effect it will have on the no lapse period guarantee.

     In addition, if you change death benefit options, decrease the specified amount, or add or increase a rider, we will adjust the minimum no lapse premium. See Minimum No Lapse Premium p. 28 for a discussion of how the minimum no lapse premium is calculated and can change.

REINSTATEMENT

     We will reinstate a lapsed Policy if within five years after the lapse (and prior to the maturity date). To reinstate the Policy you must:

     o    submit a written application for reinstatement;
     o    provide evidence of insurability satisfactory to us;
     o make a minimum premium payment sufficient to provide a premium that is large enough to cover:
          ->   three monthly deductions; and
          ->   any surrender charge calculated from the Policy date to the date of reinstatement. (Although we do not currently assess the surrender charge upon reinstatement, we reserve the right to do so in the future.)

We will not reinstate any indebtedness. The cash value of the loan reserve on the reinstatement date will be zero. Your net surrender value on the reinstatement date will equal the premiums you pay at reinstatement, MINUS one monthly deduction and any surrender charge. The reinstatement date for your Policy will be the Monthiversary on or following the day we approve your application for reinstatement. We may decline a request for reinstatement.

FEDERAL INCOME TAX CONSIDERATIONS
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     The following summarizes some of the basic federal income tax considerations associated with a Policy and does not purport to be complete or to cover all situations. THIS DISCUSSION IS NOT INTENDED AS TAX ADVICE. Please consult counsel or other qualified tax advisors for more complete information. We base this discussion on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (the "IRS"). Federal income tax laws and the current interpretations by the IRS may change.

TAX STATUS OF THE POLICY

     A Policy must satisfy certain requirements set forth in the Internal Revenue Code (the "Code") in order to qualify as a life insurance policy for federal income tax purposes and to receive the tax treatment normally accorded life insurance policies under federal tax law. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that a Policy issued on the basis of a standard rate class should generally satisfy the applicable Code requirements. Because of the absence of pertinent interpretations of the Code requirements, there is, however, less certainty about the application of such requirements to a Policy issued on a substandard basis. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so.

     In certain circumstances, owners of variable life insurance policies have been considered for federal income tax purposes to be the owners of the assets of the separate account supporting their policies due to their ability to exercise investment control over those assets. Where this is the case, the policyowners have been currently taxed on income and gains attributable to the separate account assets. There is little guidance in this area, and some features of the Policies, such as flexibility to allocate premiums and cash values, have not been explicitly addressed in published rulings. While we believe that the Policy does not give you investment control over separate account assets, we reserve the right to modify the Policy as necessary to prevent you from being treated as the owner of the separate account assets supporting the Policy.

     In addition, the Code requires that the investments of the separate account be "adequately diversified" in order to treat the Policy as a life insurance policy for federal income tax purposes. We intend that the separate account, through the portfolios, will satisfy these diversification requirements.

     The following discussion assumes that the Policy will qualify as a life insurance policy for federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

     IN GENERAL. We believe that the death benefit under a Policy should be excludable from the beneficiary's gross income. Federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on your circumstances and the beneficiary's circumstances. A tax advisor should be consulted on these consequences.

     Generally, you will not be deemed to be in constructive receipt of the cash value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy (e.g., by assignment), the tax consequences depend on whether the Policy is classified as a "Modified Endowment Contract" ("MEC").

     MODIFIED ENDOWMENT CONTRACTS. Under the Code, certain life insurance policies are classified as MECs and receive less favorable tax treatment than other life insurance policies.

The rules are too complex to summarize here, but generally depend on the amount of premiums paid during the first seven Policy years. Certain changes in the Policy after it is issued could also cause the Policy to be classified as a MEC. Due to the Policy's flexibility, each Policy's circumstances will determine whether the Policy is classified as a MEC. If you do not want your Policy to be classified as a MEC, you should consult a tax advisor to determine the circumstances, if any, under which your Policy would or would not be classified as a MEC.

     Upon issue of your Policy, we will notify you as to whether or not your Policy is classified as a MEC based on the initial premium we receive. If your Policy is not a MEC at issue, then you will also be notified of the maximum amount of additional premiums you can pay without causing your Policy to be classified as a MEC. If a payment would cause your Policy to become a MEC, you and your agent will be notified. At that time, you will need to notify us if you want to continue your Policy as a MEC.

     DISTRIBUTIONS (OTHER THAN DEATH BENEFITS) FROM MODIFIED ENDOWMENT CONTRACTS. Policies classified as MECs are subject to the following tax rules:

     o All distributions other than death benefits from a MEC, including distributions upon surrender and cash withdrawals, will be treated first as distributions of gain taxable as ordinary income. They will be treated as tax-free recovery of the owner's investment in the Policy only after all gain has been distributed. Your investment in the Policy is generally your total premium payments. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

     o Loans taken from or secured by (e.g., by assignment) such a Policy are treated as distributions and taxed accordingly.

     o A 10% additional federal income tax is imposed on the amount included in income except where the distribution or loan is made when you have attained age 591/2 or are disabled, or where the distribution is part of a series of substantially equal periodic payments for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and the beneficiary.

     o If a Policy becomes a MEC, distributions that occur during the Policy year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution from a Policy that is not a MEC at the time when the distribution is made could later become taxable as a distribution from a MEC.

     DISTRIBUTIONS (OTHER THAN DEATH BENEFITS) FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS. Distributions other than death benefits from a Policy that is not a MEC are generally treated first as a recovery of your investment in the Policy, and as taxable income after the recovery of all investment in the Policy. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance policy for federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.

     Loans from or secured by a Policy that is not a MEC are generally not treated as distributions. Instead, such loans are treated as indebtedness. However, there is some uncertainty as to the tax treatment of a loan at preferred loan rates under a Policy that is not a MEC and you should consult a tax advisor on this point.

     Finally, neither distributions from nor loans from or secured by a Policy that is not a MEC are subject to the 10% additional tax.

     MULTIPLE POLICIES. All MECs that we issue (or that our affiliates issue) to the same owner during any calendar year are treated as one MEC for purposes of determining the amount includable in the owner's income when a taxable distribution occurs.

     INVESTMENT IN THE POLICY. Your investment in the Policy is generally the sum of the premium payments you made. When a distribution from the Policy occurs, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

     POLICY LOANS. If a loan from a Policy is outstanding when the Policy is canceled or lapses, then the amount of the outstanding indebtedness will be taxed as if it were a distribution.

     DEDUCTIBILITY OF POLICY LOAN INTEREST. In general, interest you pay on a loan from a Policy will not be deductible. Before taking out a Policy loan, you should consult a tax advisor as to the tax consequences.

     BUSINESS USES OF THE POLICY. The Policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans and business uses of the Policy may vary depending on the particular facts and circumstances of each individual arrangement and business uses of the Policy. Therefore, if you are contemplating using the Policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a tax advisor as to tax attributes of the arrangement. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax advisor.

     LIVING BENEFIT RIDER (AN ACCELERATED DEATH BENEFIT). We believe that the single-sum payment we make under this rider should be fully excludable from the gross income of the beneficiary, as long as the beneficiary is an insured under the Policy. You should, however, consult a tax advisor about the consequences of adding this rider to your Policy, or requesting a single-sum payment.

     POSSIBLE TAX LAW CHANGES. Although the likelihood of legislative changes is uncertain, there is always a possibility that the tax treatment of the Policies could change by legislation or otherwise. You should consult a tax advisor with respect to legal developments and their effect on the Policy.

SPECIAL RULES FOR 403(b) ARRANGEMENTS

     If this Policy is purchased by public school systems and certain tax-exempt organizations for their employees, then the federal, state and estate tax consequences could differ from those stated in this prospectus. A competent tax advisor should be consulted in connection with such purchase.

     Certain restrictions apply. The Policy must be purchased in connection with a tax-sheltered annuity described in Section 403(b) of the Code. Premiums, distributions, and other transactions in connection with the Policy must be administered in coordination with the Section 403(b) annuity.

     The amount of life insurance that may be purchased on behalf of a participant in a 403(b) plan is limited. The current cost of insurance for the net amount at risk is treated under the Code as a "current fringe benefit" and must be included annually in the plan participant's gross income. This cost (generally referred to as the "P.S. 58" cost) is reported to the participant annually.

     If the plan participant dies while covered by the 403(b) plan and the Policy proceeds are paid to the participant's beneficiary, then the excess of the death benefit over the cash value will generally not be taxable. However, the cash value will generally be taxable to the extent it exceeds the participant's cost basis in the Policy.

     Policies owned under these types of plans may be subject to the Employee Retirement Income Security Act of 1974 ("ERISA"), which may impose additional requirements on Policy loans and other Policy provisions. Plan loans must also satisfy tax requirements in order to be treated as non-taxable. Plan loan requirements and provisions may differ from the Policy loan provisions stated in the prospectus. You should consult a qualified advisor regarding ERISA.

OTHER POLICY INFORMATION
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OUR RIGHT TO CONTEST THE POLICY

     In issuing this Policy, we rely on all statements made by or for the insured in the application or in a supplemental application. Therefore, if you make any material misrepresentation of a fact in the application (or any supplemental application), then we may contest the Policy's validity or may resist a claim under the Policy.

     In the absence of fraud, we cannot bring any legal action to contest the validity of the Policy after the Policy has been in force during the insured's lifetime for two years from the Policy date, or if reinstated, for two years from the date of reinstatement.

SUICIDE EXCLUSION

     If the insured commits suicide, while sane or insane, within two years of the Policy date (or two years from the reinstatement date, if the Policy lapses and is reinstated), then the Policy will terminate and our liability is limited to an amount equal to the total premiums paid, less any outstanding loans, and less any cash withdrawals. We will pay this amount to the beneficiary in one sum.

MISSTATEMENT OF AGE OR GENDER

     If the age or gender of the insured was stated incorrectly in the application or any supplemental application, then the death benefit will be adjusted based on what the cost of insurance charge for the most recent monthly deduction would have purchased based on the insured's correct age and gender.

MODIFYING THE POLICY

     Only our President or Secretary may modify this Policy or waive any of our rights or requirements under this Policy. Any modification or waiver must be in writing. No agent may bind us by making any promise not contained in this Policy.

     If we modify the Policy, we will provide you notice and we will make appropriate endorsements to the Policy.

BENEFITS AT MATURITY

     If the insured is living and the Policy is in force, the Policy will mature on the Policy anniversary nearest the insured's 100th birthday. This is the maturity date. On the maturity date we will pay you the net surrender value of your Policy. If requested, we will extend the maturity date if your Policy is still in force on the maturity date. Any riders in force on the scheduled maturity date will terminate on that date and will not be extended. Interest on any outstanding Policy loans will continue to accrue during the period for which the maturity date is extended. You must submit a written request for the extension between 90 and 180 days prior to the maturity date and elect one of the following:

     1. If you had previously selected death benefit Option B, we will change the death benefit to Option A. On each valuation date, we will adjust the specified amount to equal the cash value, and the limitation percentage will be 100%. We will not permit you to make additional premium payments. We will waive all future monthly deductions; or

     2. We will automatically extend the maturity date until the next Policy anniversary. You must submit a written request, between 90 and 180 days before each subsequent Policy anniversary, stating that you wish to extend the maturity date for another Policy year. All benefits and charges will continue as set forth in your Policy. We will adjust the annual cost of insurance rates using the then current cost of insurance rates.

     If you choose 2 above, you may change your election to 1 above at any time. However, if you choose 1 above, then you may not change your election to 2 above.

     The tax consequences of extending the maturity date beyond the 100th birthday of the insured are uncertain. You should consult a tax advisor as to those consequences.

PAYMENTS WE MAKE

     We usually pay the amounts of any surrender, cash withdrawal, death benefit proceeds, or settlement options within seven business days after we receive all applicable written notices and/or due proofs of death at our administrative office. However, we can postpone such payments if:

     o the NYSE is closed, other than customary weekend and holiday closing, or trading on the NYSE is restricted as determined by the SEC; OR
     o the SEC permits, by an order, the postponement for the protection of policyowners; OR
     o the SEC determines that an emergency exists that would make the disposal of securities held in the separate account or the determination of their value not reasonably practicable.

     If you have submitted a recent check or draft, we have the right to defer payment of surrenders, cash withdrawals, death benefit proceeds, or payments under a settlement option until such check or draft has been honored. We also reserve the right to defer payment of transfers, cash withdrawals, death benefit proceeds or surrenders from the fixed account for up to six months.

SETTLEMENT OPTIONS

     If you surrender the Policy, you may elect to receive the net surrender value in either a lump sum or as a series of regular income payments under one of the three settlement options described below. In either event, life insurance coverage ends. Also, when the insured dies, the beneficiary may apply the lump sum death benefit proceeds to one of the same settlement options. If the regular payment under a settlement option would be less than $20, we will instead pay the proceeds in one lump sum. We may make other settlement options available in the future.

     Once we begin making payments under a settlement option, you or the beneficiary will no longer have any value in the subaccounts or the fixed account. Instead, the only entitlement will be the amount of the regular payment for the period selected under the terms of the settlement option chosen. Depending upon the circumstances, the effective date of a settlement option is the surrender date or the insured's date of death.

     Under any settlement option, the dollar amount of each payment will depend on four things:

     o the amount of the surrender or death benefit proceeds on the surrender date or insured's date of death;
     o the interest rate we credit on those amounts (we guarantee a minimum annual interest rate of 3.0%);
     o    the mortality tables we use; and
     o    the specific payment option(s) you choose.

 OPTION 1 - EQUAL         o  We will pay the proceeds, plus interest, in equal
 MONTHLY INSTALLMENTS        monthly installments for a fixed period of your
 FOR A FIXED PERIOD          choice, but not longer than 240 months.
                          o  We will stop making payments once we have made all
                             the payments for the period selected.

 OPTION 2 - EQUAL           At your or the beneficiary's direction, we will make
 MONTHLY INSTALLMENTS       equal monthly installments:
 FOR LIFE (LIFE INCOME)        o  only for the life of the payee, at the end of
                                  which payments will end; or
                               o  for the longer of the payee's life, or for 10
                                  years if the payee dies before the end of the first 10 years of payments; or
                               o  until the total amount of all payments we have
                                  made equals the proceeds that were applied to the settlement option.

 OPTION 3 - EQUAL              o  We will make equal monthly payments during the
 MONTHLY INSTALLMENTS FOR         joint lifetime of two persons, first to a
 THE LIFE OF THE PAYEE AND        chosen payee, and then to a co-payee, if
 THEN TO A DESIGNATED             living, upon the death of the payee.
 SURVIVOR (JOINT AND           o  Payments to the co-payee, if living, upon the
 SURVIVOR)                        payee's death will equal either:
                                  ->  the full amount made to the payee before
                                      the payee's death; or
                                  ->  two-thirds of the amount paid to the payee
                                      before the payee's death. All payments
                                      will cease upon the death of the co-payee.

REPORTS TO OWNERS

     At least once each year, or more often as required by law, we will mail to policyowners at their last known address a report showing the following information as of the end of the report period:


/checkmark/     the current cash value              /checkmark/     any activity since the last report
/checkmark/     the current net surrender value     /checkmark/     projected values
/checkmark/     the current death benefit           /checkmark/     investment experience of each subaccount
/checkmark/     any outstanding loans               /checkmark/     any other information required by law

     You may request additional copies of reports, but we may charge a fee for such additional copies. In addition, we will send written confirmations of any premium payments and other financial transactions you request. We also will send copies of the annual and semi-annual report to shareholders for each portfolio in which you are indirectly invested.

RECORDS

     We will maintain all records relating to the separate account and the fixed account.

POLICY TERMINATION

     Your Policy will terminate on the earliest of:

  o     the maturity date;             o     the end of the grace period; or
  o     the date the insured dies;     o     the date the Policy is surrendered.

SUPPLEMENTAL BENEFITS (RIDERS)
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     The following supplemental benefits (riders) are available and may be added to a Policy. Monthly charges for these riders are deducted from cash value as part of the monthly deduction. The riders available with the Policy provide fixed benefits that do not vary with the investment experience of the separate account. For purposes of the riders, the primary insured is the person insured under the Policy, and the face amount is the level term insurance amount we pay at death. These riders may not be available in all states.

CHILDREN'S INSURANCE RIDER

     This rider provides a face amount on the primary insured's children. Our current minimum face amount for this rider for issue ages 0-18 is $5,000. The maximum face amount is $25,000. At the age of 25 or upon the death of the primary insured, whichever happens first, this rider may be converted to a new policy with a maximum face amount of up to five times the face amount of the rider. We will pay a death benefit once we receive proof that the insured child died while both the rider and coverage were in force for that child. If the primary insured dies while the rider is in force, we will terminate the rider 31 days after the death, and we will offer a separate life insurance policy to each insured child.

ACCIDENTAL DEATH BENEFIT RIDER

     Our current minimum face amount for this rider for issue ages 15-59 is $10,000. The maximum face amount available for this rider is $150,000 (up to 150% of specified amount).

     Subject to certain limitations, we will pay a face amount if the primary insured's death results solely from accidental bodily injury where:

     o  the death is caused by external, violent, and accidental means;
     o  the death occurs within 90 days of the accident; and
     o  the death occurs while the rider is in force.

The rider will terminate on the earliest of:

     o  the Policy anniversary nearest the primary insured's 70th birthday;
     o  the date the Policy terminates; or
     o  the Monthiversary when the rider terminates at your request.

OTHER INSURED RIDER

     This rider insures the spouse or life partner and/or dependent children of the primary insured. We will pay the rider's face amount when we receive proof of the other insured's death. On any Monthiversary while the rider is in force, you may replace it with a new policy on the other insured's life (without evidence of insurability).


 CONDITIONS TO     o  your request must be in writing;
 REPLACE THE       o  the rider has not reached the anniversary nearest to the
 RIDER:               other insured's 70th birthday;
                   o  the new policy is any permanent insurance policy that we currently offer for conversion;
                   o  subject to the minimum face amount required for the new policy, the amount of the insurance under the new policy will equal the face amount then in force under the rider as long as it meets the minimum specified amount requirements of the original Policy; and
                   o  we will base your premium on the other insured's rate
                      class under the rider.

DISABILITY WAIVER RIDER

     Subject to certain conditions, we will waive the Policy's monthly deductions while you are disabled. This rider may be purchased if your issue age is 15-55 years of age. We must receive proof that:

     o  you are totally disabled;

     o  the rider was in force when you became disabled;

     o  you became disabled before the anniversary nearest your 60th birthday;
        and

     o  you are continuously disabled for at least six months.

We will not waive any deduction which becomes due more than one year before we receive written notice of your claim.

DISABILITY WAIVER AND INCOME RIDER

     This rider has the same benefits as the Disability Waiver Rider, but adds a monthly income benefit for up to 120 months. This rider may be purchased if your issue age is 15-55 years of age. The minimum income amount for this rider is $10. The maximum income amount is the lesser of 0.2% of your specified amount or $300 per month.

PRIMARY INSURED RIDER ("PIR") AND PRIMARY INSURED RIDER PLUS ("PIR PLUS")

     Under the PIR and the PIR Plus, we provide term insurance coverage on a different basis from the coverage in your Policy.

 FEATURES OF     o  the rider increases the Policy's death benefit by the
 PIR AND PIR        rider's face amount;
 PLUS:           o  the PIR may be purchased from isssue ages 0-85;
                 o  the PIR Plus may be purchased from issue ages 0-85;
                 o  the PIR terminates when the insured turns 95, and the PIR
                    Plus terminates when the insured turns 90;
                 o  the minimum purchase amount for the PIR and PIR Plus is
                    $50,000. There is no maximum purchase amount;
                 o  we do not assess any additional surrender charge for PIR and PIR Plus;
                 o  generally PIR and PIR Plus coverage costs less than the insurance coverage under the Policy, but has no cash value;
                 o  you may cancel or reduce your rider coverage without
                    decreasing your Policy's specified amount; and
                 o  you may generally decrease your Policy's specified amount without reducing your rider coverage.

     It may cost you less to reduce your PIR or PIR Plus coverage than to decrease your Policy's specified amount, because we do not deduct a surrender charge in connection with your PIR or PIR Plus. It may cost you more to keep a higher specified amount, because the specified amount may have a cost of insurance that is higher than the cost of the same amount of coverage under your PIR or PIR Plus.

     You should consult your registered representative to determine if you would benefit from PIR or PIR Plus. We may discontinue offering PIR or PIR Plus at any time. We may also modify the terms of these riders for new policies.

LIVING BENEFIT RIDER (AN ACCELERATED DEATH BENEFIT)

     This rider allows us to pay all or a portion of the death benefit once we receive satisfactory proof that the insured is ill and has a life expectancy of one year or less. A doctor must certify the insured's life expectancy.

     We will pay a "single-sum benefit" equal to:

     o  the death benefit on the date we pay the single-sum benefit;
        MULTIPLIED BY
     o the election percentage of the death benefit you elect to receive; DIVIDED BY
     o 1 + i ("i" equals the current yield on 90-day Treasury bills or the Policy loan interest rate, whichever is greater); MINUS
     o any indebtedness at the time we pay the single-sum benefit, multiplied by the election percentage.

     The maximum terminal illness death benefit we will pay is equal to:

     o  the death benefit available under the Policy at the insured's death;
        PLUS

     o  the benefit available under any PIR or PIR Plus in force.
     o  a single-sum benefit may not be greater than $500,000.

     The election percentage is a percentage that you select. It may not be greater than 100% of your Policy's death benefit under the rider.

     We will not pay a benefit under the rider if the insured's terminal condition results from self-inflicted injuries which occur during the period specified in your Policy's suicide provision.

     The rider terminates at the earliest of:

     o  the date the Policy terminates;
     o  the date a settlement option takes effect;
     o  the date we pay a single-sum benefit; or
     o  the date you terminate the rider.

     We do not charge for this rider. This rider may not be available in all states, or its terms may vary depending on a state's insurance law requirements.


IMSA
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     In recent years, the insurance industry has recognized the need to develop specific principles and practices to help maintain the highest standards of marketplace behavior and enhance credibility with consumers. As a result, the industry established the Insurance Marketplace Standards Association ("IMSA").

     As an IMSA member, we agree to follow a set of standards in our advertising, sales and service for individual life insurance and annuity products. The IMSA logo, which you will see on our advertising and promotional materials, demonstrates that we take our commitment to ethical conduct seriously.

PERFORMANCE DATA
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RATES OF RETURN

     This section shows the historical investment experience of the portfolios based on the portfolios' historical investment experience. This information does not represent or project future investment performance.

     We base the rates of return that we show below on each portfolio's actual investment performance. We deduct investment management fees and direct fund expenses. The rates are actual average annual total rates of return for the periods ended on December 31, 1999.

     These rates of return do not reflect any charges that are deducted under the Policy or from the separate account (such as the annual mortality and expense risk charge, the monthly deduction, or the surrender charge). IF THESE CHARGES WERE DEDUCTED, PERFORMANCE WOULD BE LOWER. These rates of return are not estimates, projections or guarantees of future performance.

     We also show below comparable figures for the unmanaged Standard & Poor's Index of 500 Common Stocks ("S&P 500"), a widely used measure of stock market performance. The S&P 500 does not reflect any deduction for the expenses of operating and managing an investment portfolio.

                      AVERAGE ANNUAL TOTAL RATES OF RETURN
                   FOR THE PERIODS ENDED ON DECEMBER 31, 1999

                                                                                                               INCEPTION
PORTFOLIO                                          INCEPTION    10 YEARS    5 YEARS    3 YEARS     1 YEAR         DATE
---------                                          ---------    --------    -------    -------     ------      ---------
WRL J.P. Morgan Money Market* ..................       5.00%       4.67%      5.11%     5.04%        4.63%    10/02/1986
WRL AEGON Bond .................................       7.03%       7.33%      7.36%     5.02%       (2.94)%   10/02/1986
WRL Janus Global ...............................      27.91%      N/A        32.94%    38.24%       71.10%    12/03/1992
WRL Janus Growth ...............................      23.47%      23.62%     39.89%    45.60%       59.67%    10/02/1986
WRL LKCM Strategic Total Return ................      13.82%      N/A        16.50%    14.40%       12.07%    03/01/1993
WRL VKAM Emerging Growth .......................      32.64%      N/A        42.96%    50.69%      105.16%    03/01/1993
WRL Alger Aggressive Growth ....................      30.35%      N/A        36.62%    46.16%       69.02%    03/01/1994
WRL AEGON Balanced .............................       8.53%      N/A        11.34%     8.86%        3.03%    03/01/1994
WRL Federated Growth & Income ..................       8.82%      N/A        11.41%     7.07%       (4.45)%   03/01/1994
WRL Dean Asset Allocation ......................      10.38%      N/A        N/A        6.02%       (5.64)%   01/03/1995
WRL C.A.S.E. Growth ............................      18.80%      N/A        N/A       16.41%       33.84%    05/01/1995
WRL NWQ Value Equity ...........................      10.76%      N/A        N/A        8.73%        7.95%    05/01/1996
WRL GE International Equity ....................      14.90%      N/A        N/A        N/A         24.95%    01/02/1997
WRL GE U.S. Equity .............................      22.76%      N/A        N/A        N/A         18.41%    01/02/1997
WRL Third Avenue Value .........................       3.84%      N/A        N/A        N/A         15.72%    01/02/1998
WRL J.P. Morgan Real Estate Securities .........     (11.31)%     N/A        N/A        N/A         (3.77)%   05/01/1998
WRL Goldman Sachs Growth .......................      17.50%      N/A        N/A        N/A         N/A       05/03/1999
WRL Goldman Sachs Small Cap ....................      17.82%      N/A        N/A        N/A         N/A       05/03/1999
WRL T. Rowe Price Dividend Growth ..............      (7.40)%     N/A        N/A        N/A         N/A       05/03/1999
WRL T. Rowe Price Small Cap ....................      38.49%      N/A        N/A        N/A         N/A       05/03/1999
WRL Salomon All Cap ............................      15.57%      N/A        N/A        N/A         N/A       05/03/1999
WRL Pilgrim Baxter Mid Cap Growth ..............      78.00%      N/A        N/A        N/A         N/A       05/03/1999
WRL Dreyfus Mid Cap ............................       7.20%      N/A        N/A        N/A         N/A       05/03/1999
Transamerica VIF Growth Portfolio** ............     N/A          26.81%     41.50%     ***         37.79%    02/26/1969
S&P 500 ........................................      18.11%      18.20%     28.54%    27.56%       21.04%    10/02/1986

 * Yield more closely reflects the current earnings than its total return.

 ** This portfolio is the successor to Transamerica's Separate Account Fund C, a registered management investment company, through a reorganization on November 1, 1996. Performance prior to this date is Transamerica's Separate Account Fund C performance.

*** Information not available.

     The annualized yield for the WRL J.P. Morgan Money Market portfolio for the seven days ended December 31, 1999 was 5.15%.

     Because the WRL Value Line Aggressive Growth, WRL Great Companies -- America(SM) and WRL Great Companies -- Technology(SM) portfolios and the Fidelity VIP Equity-Income Portfolio -- Service Class 2, Fidelity VIP II Contrafund/registered trademark/ Portfolio -- Service Class 2 and Fidelity VIP III Growth Opportunities Portfolio -- Service Class 2 and had not commenced operations as of December 31, 1999, the above chart does not reflect rates of return for these portfolios.

     Additional information regarding the investment performance of the portfolios appears in the fund prospectuses.

HYPOTHETICAL ILLUSTRATIONS BASED ON ADJUSTED HISTORICAL PORTFOLIO PERFORMANCE

     This section contains hypothetical illustrations of Policy values based on the adjusted historical experience of the portfolios. We started selling the Policies in 2000. The separate account was established by resolution of the Board of Directors of Transamerica in June 1996 and will commence operations in May 2000. The portfolios commenced operations before the separate account. The rates of return below show the adjusted actual investment experience of each portfolio for the periods shown. The illustrations of cash values and net surrender values below depict these Policy values as if you had purchased the Policy on the last valuation date prior to January 1 of the year after the portfolio began operations and had selected death benefit Option A. The illustrations are based on the historical investment experience of the portfolio indicated as of the last valuation date prior to January 1 of the year after the portfolio began operations. WE ASSUMED THE RATE OF RETURN FOR EACH PORTFOLIO IN EACH CALENDAR YEAR TO BE UNIFORMLY EARNED THROUGHOUT THE YEAR; HOWEVER, THE PORTFOLIO'S ACTUAL PERFORMANCE DID AND WILL VARY THROUGHOUT THE YEAR.

     In order to demonstrate how the actual investment experience of the portfolios could have affected the Option A death benefit, cash value and net surrender value of the Policy, we provide hypothetical illustrations for a hypothetical insured. THESE HYPOTHETICAL ILLUSTRATIONS ARE DESIGNED TO SHOW THE PERFORMANCE THAT COULD HAVE RESULTED IF THE POLICY HAD BEEN IN EXISTENCE AND THE HYPOTHETICAL INSURED HAD HELD THE POLICY DURING THE PERIOD ILLUSTRATED. These illustrations do not represent what may happen in the future.

     The amounts we show for death benefits, cash values, and net surrender values take into account all charges and deductions from the Policy, the separate account, and the portfolios. For each portfolio, we base one illustration on the guaranteed cost of insurance rates and one on the current cost of insurance rates for a hypothetical male insured age 35. The insured's age, gender and rate class, amount and timing of premium payments, cash withdrawals, and loans would affect individual Policy benefits.

     For each portfolio, the illustrations below assume death benefit Option A was selected based on annual premiums of $5,500 and a specified amount of $500,000 for a male age 35, and an ultimate select, non-tobacco use rate class.

The following example shows how the adjusted hypothetical net return of the WRL J.P. Morgan Money Market portfolio would have affected benefits for a Policy dated on the last valuation date prior to January 1, 1987. This example assumes that premiums and cash values were invested under the Policy in the portfolio for the entire period and that the values were determined on each Policy anniversary thereafter.


                         WRL J.P. MORGAN MONEY MARKET
                   Male Issue Age 35, $5,500 Annual Premium
      ($500,000 Specified Amount, Ultimate Select, Non-Tobacco Use Class)
                            Death Benefit Option A
              Both Current and Guaranteed Cost of Insurance Rates

                                                    CASH VALUE            NET SURRENDER VALUE
                                             ------------------------   -----------------------
LAST VALUATION DATE PRIOR TO JANUARY 1*:      CURRENT     GUARANTEED     CURRENT     GUARANTEED
------------------------------------------   ---------   ------------   ---------   -----------
1988 .....................................     4,858         4,858          690           690
1989 .....................................     9,999         9,908        5,391         5,300
1990 .....................................    15,712        15,500       10,664        10,452
1991 .....................................    21,612        21,238       16,124        15,750
1992 .....................................    27,339        26,793       21,410        20,865
1993 .....................................    32,548        31,830       26,180        25,462
1994 .....................................    37,594        36,691       30,786        29,883
1995 .....................................    43,076        41,962       35,828        34,714
1996 .....................................    49,502        48,192       41,813        40,504
1997 .....................................    55,920        54,426       47,792        46,298
1998 .....................................    62,590        60,947       55,736        54,092
1999 .....................................    69,476        67,663       64,072        62,258
2000 .....................................    76,119        74,119       72,340        70,340

* For each year shown, benefits and values reflect only premiums paid during previous Policy years.

The following example shows how the adjusted hypothetical net return of the WRL AEGON Bond portfolio would have affected benefits for a Policy dated on the last valuation date prior to January 1, 1987. This example assumes that the premium and cash values were invested under the Policy in the portfolio for the entire period and that the values were determined on each Policy anniversary thereafter.

                                WRL AEGON BOND
                   Male Issue Age 35, $5,500 Annual Premium
      ($500,000 Specified Amount, Ultimate Select, Non-Tobacco Use Class)
                             Death Benefit Option A
              Both Current and Guaranteed Cost of Insurance Rates


                                                    CASH VALUE            NET SURRENDER VALUE
                                             ------------------------   -----------------------
LAST VALUATION DATE PRIOR TO JANUARY 1*:      CURRENT     GUARANTEED     CURRENT     GUARANTEED
----------------------------------------     ---------   ------------   ---------   -----------
1988 .....................................     4,346         4,346          178           178
1989 .....................................     9,644         9,552        5,035         4,944
1990 .....................................    16,287        16,064       11,239        11,016
1991 .....................................    22,036        21,653       16,547        16,165
1992 .....................................    31,431        30,815       25,503        24,887
1993 .....................................    38,094        37,279       31,726        30,911
1994 .....................................    47,904        46,807       41,096        39,999
1995 .....................................    48,227        47,041       40,979        39,793
1996 .....................................    64,163        62,561       56,475        54,873
1997 .....................................    67,880        66,164       59,751        58,036
1998 .....................................    77,932        75,990       71,077        69,136
1999 .....................................    88,869        86,668       83,464        81,263
2000 .....................................    89,273        87,044       85,494        83,264

* For each year shown, benefits and values reflect only premiums paid during previous Policy years.

The following example shows how the adjusted hypothetical net return of the WRL Janus Growth portfolio would have affected benefits for a Policy dated on the last valuation date prior to January 1, 1987. This example assumes that the premiums and cash values were invested under the Policy in the portfolio for the entire period and that the values were determined on each Policy anniversary thereafter.
                               WRL JANUS GROWTH
                   Male Issue Age 35, $5,500 Annual Premium
      ($500,000 Specified Amount, Ultimate Select, Non-Tobacco Use Class)
                            Death Benefit Option A
              Both Current and Guaranteed Cost of Insurance Rates


                                                    CASH VALUE            NET SURRENDER VALUE
                                             ------------------------   -----------------------
LAST VALUATION DATE PRIOR TO JANUARY 1*:      CURRENT     GUARANTEED     CURRENT     GUARANTEED
----------------------------------------     ---------   ------------   ---------   -----------
 1988 ....................................      5,176         5,176        1,008        1,008
 1989 ....................................     11,637        11,541        7,029        6,933
 1990 ....................................     23,923        23,647       18,875       18,599
 1991 ....................................     28,240        27,826       22,752       22,338
 1992 ....................................     52,271        51,425       46,343       45,496
 1993 ....................................     57,670        56,658       51,302       50,290
 1994 ....................................     64,095        62,886       57,286       56,077
 1995 ....................................     62,252        60,986       55,004       53,738
 1996 ....................................     97,389        95,378       89,701       87,690
 1997 ....................................    119,030       116,553      110,902      108,424
 1998 ....................................    143,739       140,771      136,884      133,917
 1999 ....................................    241,766       236,825      236,361      231,420
 2000 ....................................    389,723       381,828      385,944      378,048

* For each year shown, benefits and values reflect only premiums paid during previous Policy years.


The following example shows how the adjusted hypothetical net return of the WRL Janus Global portfolio would have affected benefits for a Policy dated on the last valuation date prior to January 1, 1993. This example assumes that the premiums and cash values invested under the Policy were in the portfolio for the entire period and that the values were determined on each Policy anniversary thereafter.

                               WRL JANUS GLOBAL
                   Male Issue Age 35, $5,500 Annual Premium
      ($500,000 Specified Amount, Ultimate Select, Non-Tobacco Use Class)
                            Death Benefit Option A
              Both Current and Guaranteed Cost of Insurance Rates

                                                    CASH VALUE            NET SURRENDER VALUE
                                             ------------------------   -----------------------
LAST VALUATION DATE PRIOR TO JANUARY 1*:      CURRENT     GUARANTEED     CURRENT     GUARANTEED
----------------------------------------     ---------   ------------   ---------   -----------
1994 .....................................      6,392         6,392        2,224        2,224
1995 .....................................     10,983        10,896        6,375        6,288
1996 .....................................     19,149        18,918       14,101       13,870
1997 .....................................     30,221        29,768       24,733       24,280
1998 .....................................     41,054        40,358       35,126       34,430
1999 .....................................     58,909        57,835       52,541       51,467
2000 .....................................    107,949       105,914      101,140       99,106

* For each year shown, benefits and values reflect only premiums paid during previous Policy years.

The following example shows how the adjusted hypothetical net return of the WRL LKCM Strategic Total Return portfolio would have affected benefits for a Policy dated on the last valuation date prior to January 1, 1994. This example assumes that premiums and cash values were invested under the Policy in the portfolio for the entire period and that the values were determined on each Policy anniversary thereafter.


                        WRL LKCM STRATEGIC TOTAL RETURN
                   Male Issue Age 35, $5,500 Annual Premium
      ($500,000 Specified Amount, Ultimate Select, Non-Tobacco Use Class)
                            Death Benefit Option A
              Both Current and Guaranteed Cost of Insurance Rates


                                                    CASH VALUE            NET SURRENDER VALUE
                                             ------------------------   -----------------------
LAST VALUATION DATE PRIOR TO JANUARY 1*:      CURRENT     GUARANTEED     CURRENT     GUARANTEED
----------------------------------------     ---------   ------------   ---------   -----------
1995 .....................................     4,603         4,603          434           434
1996 .....................................    11,542        11,443        6,933         6,835
1997 .....................................    18,505        18,273       13,457        13,225
1998 .....................................    28,028        27,590       22,539        22,101
1999 .....................................    35,481        34,848       29,553        28,920
2000 .....................................    44,508        43,639       38,139        37,271

* For each year shown, benefits and values reflect only premiums paid during previous Policy years.


The following example shows how the adjusted hypothetical net return of the WRL VKAM Emerging Growth portfolio would have affected benefits for a Policy dated on the last valuation date prior to January 1, 1994. This example assumes that the premiums and cash values were invested under the Policy in the portfolio for the entire period and that the values were determined on each Policy anniversary thereafter.


                           WRL VKAM EMERGING GROWTH
                   Male Issue Age 35, $5,500 Annual Premium
      ($500,000 Specified Amount, Ultimate Select, Non-Tobacco Use Class)
                            Death Benefit Option A
              Both Current and Guaranteed Cost of Insurance Rates

                                                    CASH VALUE            NET SURRENDER VALUE
                                             ------------------------   -----------------------
LAST VALUATION DATE PRIOR TO JANUARY 1*:      CURRENT     GUARANTEED     CURRENT     GUARANTEED
----------------------------------------     ---------   ------------   ---------   -----------
1995 .....................................      4,261         4,261           93           93
1996 .....................................     13,170        13,062        8,562        8,454
1997 .....................................     21,065        20,816       16,017       15,768
1998 .....................................     31,022        30,566       25,534       25,078
1999 .....................................     48,644        47,848       42,716       41,920
2000 .....................................    108,745       106,907      102,377      100,538

* For each year shown, benefits and values reflect only premiums paid during previous Policy years.

The following example shows how the adjusted hypothetical net return of the WRL Alger Aggressive Growth portfolio would have affected benefits for a Policy dated on the last valuation date prior to January 1, 1995. This example assumes that premiums and cash values were invested under the Policy in the portfolio for the entire period and that the values were determined on each Policy anniversary thereafter.


                          WRL ALGER AGGRESSIVE GROWTH
                   Male Issue Age 35, $5,500 Annual Premium
      ($500,000 Specified Amount, Ultimate Select, Non-Tobacco Use Class)
                            Death Benefit Option A
              Both Current and Guaranteed Cost of Insurance Rates


                                                    CASH VALUE            NET SURRENDER VALUE
                                             ------------------------   -----------------------
LAST VALUATION DATE PRIOR TO JANUARY 1*:      CURRENT     GUARANTEED     CURRENT     GUARANTEED
----------------------------------------     ---------   ------------   ---------   -----------
1996 .....................................     6,543         6,543        2,374         2,374
1997 .....................................    12,306        12,214        7,698         7,606
1998 .....................................    20,970        20,733       15,922        15,684
1999 .....................................    37,942        37,417       32,454        31,929
2000 .....................................    71,603        70,531       65,674        64,603

* For each year shown, benefits and values reflect only premiums paid during previous Policy years.



The following example shows how the adjusted hypothetical net return of the WRL AEGON Balanced portfolio would have affected benefits for a Policy dated on the last valuation date prior to January 1, 1995. This example assumes that premiums and cash values were invested under the Policy in the portfolio for the entire period and that the values were determined on each Policy anniversary thereafter.

                              WRL AEGON BALANCED
                   Male Issue Age 35, $5,500 Annual Premium
      ($500,000 Specified Amount, Ultimate Select, Non-Tobacco Use Class)
                            Death Benefit Option A
              Both Current and Guaranteed Cost of Insurance Rates


                                                    CASH VALUE            NET SURRENDER VALUE
                                             ------------------------   -----------------------
LAST VALUATION DATE PRIOR TO JANUARY 1*:      CURRENT     GUARANTEED     CURRENT     GUARANTEED
----------------------------------------     ---------   ------------   ---------   -----------
1996 .....................................     5,624         5,624        1,455         1,455
1997 .....................................    11,326        11,234        6,718         6,626
1998 .....................................    18,600        18,373       13,552        13,325
1999 .....................................    24,645        24,256       19,157        18,768
2000 .....................................    29,854        29,305       23,926        23,377

* For each year shown, benefits and values reflect only premiums paid during previous Policy years.

The following example shows how the adjusted hypothetical net return of the WRL Federated Growth & Income portfolio would have affected benefits for a Policy dated on the last valuation date prior to January 1, 1995. This example assumes that premiums and cash values were invested under the Policy in the portfolio for the entire period and that the values were determined on each Policy anniversary thereafter.


                         WRL FEDERATED GROWTH & INCOME
                   Male Issue Age 35, $5,500 Annual Premium
      ($500,000 Specified Amount, Ultimate Select, Non-Tobacco Use Class)
                            Death Benefit Option A
              Both Current and Guaranteed Cost of Insurance Rates



                                                    CASH VALUE            NET SURRENDER VALUE
                                             ------------------------   -----------------------
LAST VALUATION DATE PRIOR TO JANUARY 1*:      CURRENT     GUARANTEED     CURRENT     GUARANTEED
----------------------------------------     ---------   ------------   ---------   -----------
1996 .....................................     5,898         5,898        1,730         1,730
1997 .....................................    11,729        11,636        7,121         7,028
1998 .....................................    20,325        20,086       15,277        15,038
1999 .....................................    25,499        25,110       20,010        19,622
2000 .....................................    28,466        27,951       22,537        22,023

* For each year shown, benefits and values reflect only premiums paid during previous Policy years.


The following example shows how the adjusted hypothetical net return of the WRL Dean Asset Allocation portfolio would have affected benefits for a Policy dated on the last valuation date prior to January 1, 1995. This example assumes that the premium and cash values were invested under the Policy in the portfolio for the entire period and that the values were determined on each Policy anniversary thereafter.


                           WRL DEAN ASSET ALLOCATION
                   Male Issue Age 35, $5,500 Annual Premium
      ($500,000 Specified Amount, Ultimate Select, Non-Tobacco Use Class)
                            Death Benefit Option A
              Both Current and Guaranteed Cost of Insurance Rates


                                                    CASH VALUE            NET SURRENDER VALUE
                                             ------------------------   -----------------------
LAST VALUATION DATE PRIOR TO JANUARY 1*:      CURRENT     GUARANTEED     CURRENT     GUARANTEED
----------------------------------------     ---------   ------------   ---------   -----------
1996 .....................................     5,638         5,638        1,470         1,470
1997 .....................................    11,736        11,641        7,127         7,033
1998 .....................................    18,990        18,762       13,942        13,714
1999 .....................................    25,393        24,999       19,905        19,511
2000 .....................................    28,007        27,493       22,078        21,564

* For each year shown, benefits and values reflect only premiums paid during previous Policy years.

The following example shows how the adjusted hypothetical net return of the WRL C.A.S.E. Growth portfolio would have affected benefits for a Policy dated on the last valuation date prior to January 1, 1996. This example assumes that premiums and cash values were invested under the Policy in the portfolio for the entire period and that the values were determined on each Policy anniversary thereafter.


                              WRL C.A.S.E. GROWTH
                   Male Issue Age 35, $5,500 Annual Premium
      ($500,000 Specified Amount, Ultimate Select, Non-Tobacco Use Class)
                            Death Benefit Option A
              Both Current and Guaranteed Cost of Insurance Rates


                                                    CASH VALUE            NET SURRENDER VALUE
                                             ------------------------   -----------------------
LAST VALUATION DATE PRIOR TO JANUARY 1*:      CURRENT     GUARANTEED     CURRENT     GUARANTEED
----------------------------------------     ---------   ------------   ---------   -----------
1997 .....................................     5,508         5,508        1,340         1,340
1998 .....................................    11,651        11,556        7,043         6,948
1999 .....................................    16,554        16,346       11,506        11,298
2000 .....................................    28,240        27,797       22,752        22,309

* For each year shown, benefits and values reflect only premiums paid during previous Policy years.


The following example shows how the adjusted hypothetical net return of the WRL NWQ Value Equity portfolio would have affected benefits for a Policy dated on the last valuation date prior to January 1, 1997. This example assumes that premiums and cash values were invested under the Policy in the portfolio for the entire period and that the values were determined on each Policy anniversary thereafter.


                             WRL NWQ VALUE EQUITY
                   Male Issue Age 35, $5,500 Annual Premium
      ($500,000 Specified Amount, Ultimate Select, Non-Tobacco Use Class)
                            Death Benefit Option A
              Both Current and Guaranteed Cost of Insurance Rates


                                                    CASH VALUE            NET SURRENDER VALUE
                                             ------------------------   -----------------------
LAST VALUATION DATE PRIOR TO JANUARY 1*:      CURRENT     GUARANTEED     CURRENT     GUARANTEED
----------------------------------------     ---------   ------------   ---------   -----------
1998 .....................................     5,887         5,887        1,719         1,719
1999 .....................................     9,935         9,850        5,327         5,242
2000 .....................................    15,623        15,416       10,575        10,368

* For each year shown, benefits and values reflect only premiums paid during previous Policy years.

The following example shows how the adjusted hypothetical net return of the WRL GE International Equity portfolio would have affected benefits for a Policy dated on the last valuation date prior to January 1, 1997. This example assumes that premiums and cash values were invested under the Policy in the portfolio for the entire period and that the values were determined on each Policy anniversary thereafter.


                          WRL GE INTERNATIONAL EQUITY
                   Male Issue Age 35, $5,500 Annual Premium
      ($500,000 Specified Amount, Ultimate Select, Non-Tobacco Use Class)
                            Death Benefit Option A
              Both Current and Guaranteed Cost of Insurance Rates


                                                    CASH VALUE            NET SURRENDER VALUE
                                             ------------------------   -----------------------
LAST VALUATION DATE PRIOR TO JANUARY 1*:      CURRENT     GUARANTEED     CURRENT     GUARANTEED
----------------------------------------     ---------   ------------   ---------   -----------
1998 .....................................     5,005         5,005          837           837
1999 .....................................    10,859        10,766        6,251         6,158
2000 .....................................    19,297        19,057       14,249        14,008

* For each year shown, benefits and values reflect only premiums paid during previous Policy years.

The following example shows how the adjusted hypothetical net return of the WRL GE U.S. Equity portfolio would have affected benefits for a Policy dated on the last valuation date prior to January 1, 1997. This example assumes that the premiums and cash values were invested under the Policy in the portfolio for the entire period and that the values were determined on each Policy anniversary thereafter.

                              WRL GE U.S. EQUITY
                   Male Issue Age 35, $5,500 Annual Premium
      ($500,000 Specified Amount, Ultimate Select, Non-Tobacco Use Class)
                            Death Benefit Option A
              Both Current and Guaranteed Cost of Insurance Rates



                                                    CASH VALUE            NET SURRENDER VALUE
                                             ------------------------   -----------------------
LAST VALUATION DATE PRIOR TO JANUARY 1*:      CURRENT     GUARANTEED     CURRENT     GUARANTEED
----------------------------------------     ---------   ------------   ---------   -----------
1998 .....................................     5,987         5,987        1,819         1,819
1999 .....................................    13,058        12,960        8,449         8,352
2000 .....................................    20,847        20,612       15,799        15,563

* For each year shown, benefits and values reflect only premiums paid during previous Policy years.

The following example shows how the adjusted hypothetical net return of the WRL Third Avenue Value portfolio would have affected benefits for a Policy dated on the last valuation date prior to January 1, 1998. This example assumes that the premium and cash values were invested under the Policy in the portfolio for the entire period and that the values were determined on each Policy anniversary thereafter.


                            WRL THIRD AVENUE VALUE
                   Male Issue Age 35, $5,500 Annual Premium
      ($500,000 Specified Amount, Ultimate Select, Non-Tobacco Use Class)
                            Death Benefit Option A
              Both Current and Guaranteed Cost of Insurance Rates


                                                    CASH VALUE            NET SURRENDER VALUE
                                             ------------------------   -----------------------
LAST VALUATION DATE PRIOR TO JANUARY 1*:      CURRENT     GUARANTEED     CURRENT     GUARANTEED
----------------------------------------     ---------   ------------   ---------   -----------
1999 .....................................     4,287         4,287          119          119
2000 .....................................    10,321        10,226        5,713        5,618

* For each year shown, benefits and values reflect only premiums paid during previous Policy years.


The following example shows how the adjusted hypothetical net return of the WRL J.P. Morgan Real Estate Securities portfolio would have affected benefits for a Policy dated on the last valuation date prior to January 1, 1999. This example assumes that the premium and cash values were invested under the Policy in the portfolio for the entire period and that the values were determined on each Policy anniversary thereafter.

                    WRL J.P. MORGAN REAL ESTATE SECURITIES
                   Male Issue Age 35, $5,500 Annual Premium
      ($500,000 Specified Amount, Ultimate Select, Non-Tobacco Use Class)
                            Death Benefit Option A
              Both Current and Guaranteed Cost of Insurance Rates


                                                    CASH VALUE            NET SURRENDER VALUE
                                             ------------------------   -----------------------
LAST VALUATION DATE PRIOR TO JANUARY 1*:      CURRENT     GUARANTEED     CURRENT     GUARANTEED
----------------------------------------     ---------   ------------   ---------   -----------
2000 .....................................     4,440          4,440         272            272

* For each year shown, benefits and values reflect only premiums paid during previous Policy years.

The following example shows how the adjusted hypothetical net return of the Transamerica VIF Growth Portfolio would have affected benefits for a Policy dated on the last valuation date prior to January 1, 1989. This example assumes that premiums and cash values were invested under the Policy in the portfolio for the entire period and that the values were determined on each Policy anniversary thereafter.


                       TRANSAMERICA VIF GROWTH PORTFOLIO*
                   Male Issue Age 35, $5,500 Annual Premium
      ($500,000 Specified Amount, Ultimate Select, Non-Tobacco Use Class)
                            Death Benefit Option A
              Both Current and Guaranteed Cost of Insurance Rates


                                                    CASH VALUE            NET SURRENDER VALUE
                                             ------------------------   -----------------------
LAST VALUATION DATE PRIOR TO JANUARY 1*:      CURRENT     GUARANTEED     CURRENT     GUARANTEED
----------------------------------------     ---------   ------------   ---------   -----------
1990 ......................................      6,317         6,317        2,149        2,149
1991 ......................................      9,626         9,544        5,017        4,935
1992 ......................................     20,063        19,815       15,105       14,767
1993 ......................................     27,788        27,358       22,300       21,870
1994 ......................................     39,309        38,622       33,381       32,694
1995 ......................................     46,626        45,735       40,257       39,367
1996 ......................................     77,717        76,161       70,909       69,353
1997 ......................................    103,920       101,765       96,672       94,517
1998 ......................................    157,620       154,341      149,932      146,653
1999 ......................................    230,494       225,719      222,366      217,591
2000 ......................................    321,023       314,460      314,168      307,605

 * This portfolio is the successor to Transamerica's Separate Account Fund C, a registered management investment company, through a reorganization on November 1, 1996. Performance prior to this date is Transamerica's Separate Account Fund C performance.


** For each year shown, benefits and values reflect only premiums paid during previous Policy years.


     Because the WRL Goldman Sachs Small Cap, WRL Goldman Sachs Growth, WRL T. Rowe Price Dividend Growth, WRL T. Rowe Price Small Cap, WRL Salomon All Cap, WRL Pilgrim Baxter Mid Cap Growth and WRL Dreyfus Mid Cap portfolios did not commence operations until May 3, 1999, because the Fidelity VIP Equity-Income Portfolio - Service Class 2, Fidelity VIP II Contrafund/registered trademark/ Portfolio - Service Class 2 and Fidelity VIP III Growth Opportunities Portfolio
- Service Class 2 did not commence operations until January 12, 2000 and because the WRL Value Line Aggressive Growth, WRL Great Companies -- America(SM) and WRL Great Companies -- Technology(SM) portfolios did not commence operations until May 1, 2000, there are no hypothetical illustrations for these portfolios.


OTHER PERFORMANCE DATA IN ADVERTISING SALES LITERATURE

   We may compare each subaccount's performance to the performance of:

   o  other variable life issuers in general;
   o variable life insurance policies which invest in mutual funds with similar investment objectives and policies, as reported by Lipper Analytical Services, Inc. ("Lipper") and Morningstar, Inc. ("Morningstar"); and other services, companies, individuals, or industry or financial publications (E.G., FORBES,

          MONEY, THE WALL STREET JOURNAL, BUSINESS WEEK, BARRON'S, KIPLINGER'S PERSONAL FINANCE, and FORTUNE);
      -> Lipper and Morningstar rank variable annuity contracts and variable life policies. Their performance analysis ranks such policies and contracts on the basis of total return, and assumes reinvestment of distributions; but it does not show sales charges, redemption fees or certain expense deductions at the separate account level.
   o the Standard & Poor's Index of 500 Common Stocks, or other widely recognized indices;
      -> unmanaged indices may assume the reinvestment of dividends, but usually do not reflect deductions for the expenses of operating or managing an investment portfolio; or
   o  other types of investments, such as:
      ->  certificates of deposit;
      ->  savings accounts and U.S. Treasuries;
      ->  certain interest rate and inflation indices (E.G., the Consumer
          Price Index); or
      -> indices measuring the performance of a defined group of securities recognized by investors as representing a particular segment of the securities markets (E.G., Donoghue Money Market Institutional Average, Lehman Brothers Corporate Bond Index, or Lehman Brothers Government Bond Index).

TRANSAMERICA'S PUBLISHED RATINGS

     We may publish in advertisements, sales literature, or reports we send to you the ratings and other information that an independent ratings organization assigns to us. These organizations include: A.M. Best Company, Moody's Investors Service, Inc., Standard & Poor's Insurance Rating Services, and Duff & Phelps Credit Rating Co. These ratings are opinions regarding an operating insurance company's financial capacity to meet the obligations of its insurance policies in accordance with their terms. These ratings do not apply to the separate account, the subaccounts, the funds or their portfolios, or to their performance.

ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
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SALE OF THE POLICIES

     The Policy will be sold by individuals who are licensed as our life insurance agents and who are also registered representatives of broker-dealers having written sales agreements for the Policy with AFSG, the principal underwriter of the Policy. AFSG is located at 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499. AFSG is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer, and is a member of the National

Association of Securities Dealers, Inc. The sales commission payable to agents or other registered representatives may vary with the sales agreement, but it is not expected to be greater than:

   o  65% of all premiums you make during the first Policy year, PLUS
   o  2% of all premiums you make during Policy years 2 through 10.

We will pay an additional sales commission of up to 0.15% of the Policy's cash value on the fifth Policy anniversary and each anniversary thereafter where the cash value (minus amounts attributable to loans) equals at least $10,000. Certain production, persistency and managerial bonuses may also be paid.

     AFSG will receive the 12b-1 fees assessed against the Fidelity VIP Fund shares held for the Policies as compensation for providing certain shareholder support services. AFSG will also receive a fee based on the value of shares of the Fidelity VIP Funds held for the Policies as compensation for providing certain recordkeeping services.

LEGAL MATTERS

     Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain matters relating to the federal securities laws. The organization of Transamerica, its authority to issue the Policy and the validity of the Policy form have been passed upon by Thomas E. Pierpan, counsel to and Vice President of Transamerica.

LEGAL PROCEEDINGS

     There is no pending material legal proceeding affecting the separate account. Transamerica is involved in various kinds of routine litigation which, in management's judgment, are not of material importance to Transamerica's financial position, AFSG or the separate account.

VARIATIONS IN POLICY PROVISIONS

     Certain provisions of the Policy may vary from the descriptions in this prospectus depending on when and where the Policy was issued, in order to comply with different state laws. These variations may include restrictions on use of the fixed account and different interest rates charged and credited on Policy loans. Please refer to your Policy, since any variations will be included in your Policy or in riders or endorsements attached to your Policy.

EXPERTS

     The consolidated financial statements of Transamerica at December 31, 1999 and 1998 and for each of the three years in the period ended December 31, 1999, have been audited by Ernst & Young LLP, independent auditors, as set forth in their report appearing in this prospectus. The financial statements audited by Ernst & Young LLP have been included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

     Actuarial matters included in this prospectus have been examined by Alan Yaeger as stated in the opinion filed as an exhibit to the registration statement.

FINANCIAL STATEMENTS

     Transamerica's consolidated financial statements appear on the following pages. Transamerica's financial statements should be distinguished from the separate account's financial statements and you should consider our financial statements only as bearing upon Transamerica's ability to meet our obligations under the Policies.

     Transamerica's consolidated financial statements as of December 31, 1999 and 1998 and for each of the three years in the period ended December 31, 1999, have been prepared on the basis of statutory accounting principles rather than generally accepted accounting principles.

ADDITIONAL INFORMATION ABOUT TRANSAMERICA

     Transamerica is a stock life insurance company that is wholly-owned by Transamerica Insurance Corporation of California, which, in turn, is a subsidiary of Transamerica Corporation, which, in turn, is wholly-owned by AEGON, N.V. Transamerica's administrative office is located at 570 Carillon Parkway, St. Petersburg, Florida 33716-1202, and the mailing address is P.O. Box 5068, Clearwater, Florida 33758-5068. Transamerica's home office is located at 1150 South Olive Street, Los Angeles, California 90015.

     Transamerica was incorporated in 1906 under the laws of California and is subject to regulation by the Insurance Department of the State of California, as well as by the insurance departments of all other states and jurisdictions in which it does business. Transamerica is licensed to sell insurance in all states (except New York), Puerto Rico, Guam, District of Columbia, American Samoa, Virgin Islands, Hong Kong and Taiwan. Transamerica submits annual statements on its operations and finances to insurance officials in all states and jurisdictions in which it does business. The Policy described in this prospectus has been filed with, and where required, approved by, insurance officials in those jurisdictions in which it is sold.

TRANSAMERICA'S DIRECTORS AND OFFICERS

     We are governed by a board of directors. The following table sets forth the name, address and principal occupation during the past five years of each of our directors.

                              BOARD OF DIRECTORS

                                  POSITION WITH              PRINCIPAL OCCUPATION
 NAME AND ADDRESS                 TRANSAMERICA               DURING PAST 5 YEARS
 ----------------                 ------------               -------------------
 Patrick S. Baird(1)              Director                   Director (1999 - present); Director (1991 -
                                                             present), Senior Vice President (1998 -
                                                             present) and Chief Operating Officer (1996
                                                             - present) of PFL Life Insurance Company;
                                                             Executive Vice President (1995 - present),
                                                             Chief Operating Officer (1996 - present),
                                                             Chief Financial Officer (1992 - 1995); Vice
                                                             President and Chief Tax Officer (1984 -
                                                             1995) of AEGON USA., Inc.

 Brenda K. Clancy(1)              Director                   Director (1999 - present); Senior Vice
                                                             President, Corporate (1991 - present);
                                                             Treasurer (1996 - present) and Chief
                                                             Financial Officer (1996 - present) of PFL
                                                             Life Insurance Company.

 James W. Dederer, CLU(2)         Director, Executive        Director, Executive Vice President, General
                                  Vice President,            Counsel and Corporate Secretary (1988 -
                                  General Counsel and        present).
                                  Corporate Secretary

 George A. Foegele(3)             Director and               Director and Senior Vice President (1998 -
                                  Senior Vice President      present); and President and Chief Execu-
                                                             tive Officer of Transamerica Life Insurance
                                                             Company of Canada (1993 - present).

 Douglas C. Kolsrud(1)            Director                   Director (1999 - present); Director (1991 -
                                                             present), Senior Vice President and Chief
                                                             Investment Officer (1998 - present),
                                                             Investment Division of PFL Life Insurance
                                                             Company.

 Richard N. Latzer(4)             Director                   Director, Senior Vice President and Chief
                                                             Investment Officer of Transamerica
                                                             Corporation (1989 - present); Director,
                                                             President and Chief Executive Officer of
                                                             Transamerica Investment Services, Inc.
                                                             (1988 - present).

 Karen O. MacDonald(2)            Director, Senior Vice      Director, Senior Vice President and
                                  President and              Corporate Actuary (1995 - present).
                                  Corporate Actuary

 Gary U. Rolle(2)                 Director                   Director, Executive Vice President and
                                                             Chief Investment Officer of Transamerica
                                                             Investment Services, Inc. (1981 - present).

 Paul E. Rutledge III(5)          Director                   Director and President of Reinsurance
                                                             Division (1998 - present); and President of
                                                             Life Insurance Company of Virginia (1991
                                                             - 1997).

 Nooruddin S. Veerjee, FSA(2)     Director and President     President of Insurance Products Division
                                  - Insurance Products       (1997 - present); Director and President of
                                  Division                   Group Pension Division (1993 - present);
                                                             and Senior Vice President (1992 - 1993).

                                  POSITION WITH              PRINCIPAL OCCUPATION
 NAME AND ADDRESS                 TRANSAMERICA               DURING PAST 5 YEARS
 Craig D. Vermie(1)               Director                   Director (1999 - present); Director (1995 -
                                                             present), Vice President (1990 - present)
                                                             and General Counsel, Corporate (1996 -
                                                             present) of PFL Life Insurance Company.

The following table gives the name, address and principal occupation during the past five years of the principal officers of Transamerica (other than officers listed above as directors).

                              PRINCIPAL OFFICERS

                                 POSITION WITH                 PRINCIPAL OCCUPATION
 NAME AND ADDRESS                TRANSAMERICA                  DURING PAST 5 YEARS
 Nicki Bair(1)                   Senior Vice President         Senior Vice President (1996 - present); Vice
                                                               President (1991 - 1996).

 Roy Chong-Kit(2)                Senior Vice President         Senior Vice President and Actuary (1997 -
                                 and Actuary                   present); Vice President (1995 - 1997); and
                                                               Actuary (1988 - 1997).

 William R. Gernert(1)           Executive Vice President      Executive Vice President, Diversified Financial
                                                               Products Division (1999 - present); Director,
                                                               Chairman and President (1997 - present) of
                                                               Commonwealth General Corporation; and
                                                               Chief Financial Officer (1992 - 1996) of
                                                               Providian Capital Management.

 Daniel E. Jund, FLMI(1)         Senior Vice President         Senior Vice President (1988 - present).

 Larry N. Norman(1)              Executive Vice President      Executive Vice President, Financial Markets
                                                               Division (1999 - present); and Director and
                                                               Executive Vice President (1998 - present) of
                                                               PFL Life Insurance Company.

 Ron F. Wagley, CLU(1)           Senior Vice President and     Senior Vice President and Chief Agency
                                 Chief Agency Officer          Officer (1993 - present); Vice President (1989
                                                               - 1993).

 William R. Wellnitz, FSA(5)     Senior Vice President         Senior Vice President and Actuary (1996 -
                                 and Actuary                   present); and Vice President and Reinsurance
                                                               Actuary (1988 - 1996).

 Sally Yamada(1)                 Vice President and            Vice President and Treasurer (1993 - present).
                                 Treasurer

Located at:

1 4333 Edgewood Road, N.W., Cedar Rapids, Iowa 52449.

2 1150 South Olive Street, Los Angeles, California 90015.

3 300 Consilium Place, Scarborough, Ontario, Canada M1H3G2.

4 600 Montgomery Street, San Francisco, California 94111.

5 401 North Tryon Street, Charlotte, North Carolina 28202.

     Transamerica holds the assets of the separate account physically segregated and apart from the general account. Transamerica maintains records of all purchases and sales of portfolio shares by each of the subaccounts. Transamerica is insured under a broad manuscript fidelity bond program with coverage limits of $80,000,000. The lead underwriter is Capital CNA.

ADDITIONAL INFORMATION ABOUT THE SEPARATE ACCOUNT

     Transamerica Occidental Life Separate Account VUL-3, the separate account, was established by us as a separate account under the laws of the State of California, pursuant to resolutions adopted by our Board of Directors on June 11, 1996. The separate account is registered with the SEC under the 1940 Act as a unit investment trust. It meets the definition of a separate account under the federal securities laws. However, the SEC does not supervise the management of the investment practices or policies of the separate account.

APPENDIX A
ILLUSTRATIONS
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--------------------------------------------------------------------------------
     The following illustrations show how certain values under a sample Policy would change with different rates of fictional investment performance over an extended period of time. In particular, the illustrations show how the death benefit, cash value, and net surrender value under a Policy issued to an insured of a given age would change over time if the premiums indicated were paid and the return on the assets in the subaccounts were a uniform gross annual rate (before any expenses) of 0%, 6% or 12%. The tables illustrate
Policy values that would result based on assumptions that you pay the premiums indicated, you do not change your specified amount, and you do not take any cash withdrawals or Policy loans. The values under the Policy will be different from those shown even if the returns averaged 0%, 6% or 12%, but fluctuated over and under those averages throughout the years shown.

     We based the illustration on page 85 on a Policy for an insured who is a 35 year old male in the ultimate select, non-tobacco use class, annual premiums of $5,500, a $500,000 specified amount and death benefit Option A. The illustration on that page also assumes cost of insurance charges based on our CURRENT cost of insurance rates.

     The illustration on page 86 is based on the same factors as those on page , except that cost of insurance rates are based on the GUARANTEED cost of insurance rates (based on the 1980 Commissioners Standard Ordinary Mortality Table).

     The amounts we show for the death benefits, cash values and net surrender values take into account (1) the daily charge for assuming mortality and expense risks assessed against each subaccount. This charge is equivalent to an annual charge of 0.90% of the average net assets of the subaccounts during the first 15 Policy years. (We guarantee to reduce this charge to 0.60% after the first 15 Policy years. We intend to reduce this charge to 0.30% in the 16th Policy year but we do not guarantee that we will do so, and we reserve the right to maintain this charge at the 0.60% level after the 15th Policy year. The following illustrations use 0.30% after the 15th Policy year); (2) estimated daily expenses equivalent to an effective average annual expense level of 0.92% of the portfolios' average daily net assets; and (3) all applicable cash value charges. The 0.92% average portfolio expense level assumes an equal allocation of amounts among the 30 subaccounts. We used annualized actual audited expenses incurred during 1999 as shown on the Portfolio Annual Expense Table on page 14, for the portfolios to calculate the average annual expense level.

     During 1999, WRL Management undertook to pay normal operating expenses of certain WRL portfolios that exceeded a certain stated percentage of those portfolios' average daily net assets. WRL Management has undertaken until at least April 30, 2001 to pay expenses to the extent normal operating expenses of certain portfolios of the WRL fund exceed a stated percentage of the portfolio's average daily net assets. For details on these waivers and arrangements, see the Portfolio Annual Expense Table on page 14.

     In 1999, Transamerica waived a portion of the advisory fee and was paid 0.70% of the portfolio's average daily net assets. Without such waiver, the total fund expenses during 1999 for this period would have been 0.90%. This waiver is voluntary and may be terminated at any time but is expected to continue through the year 2000. See the Transamerica Variable Fund prospectus for a description of the expense limitation applicable to this portfolio.

     Without these waivers and reimbursements, total annual expenses for the portfolios would have been greater, and the illustrations would have assumed that the assets in the portfolios were subject to an average annual expense level of 1.51%.

     Taking into account the assumed charges of 1.82%, the gross annual investment return rates of 0%, 6% and 12% are equivalent to net annual investment return rates of -1.82%, 4.18% and 10.18% during the first 15 Policy years and -1.22%, 4.78% and 10.78% thereafter.

     THE HYPOTHETICAL RETURNS SHOWN IN THE TABLES ARE PROVIDED ONLY TO ILLUSTRATE THE MECHANICS OF A HYPOTHETICAL POLICY AND DO NOT REPRESENT PAST OR FUTURE INVESTMENT RATES OF RETURNS. Tax charges that may be attributable to the separate account are not reflected, because we are not currently making such charges. In order to produce after tax returns of 0%, 6% or 12% if such charges are made in the future, the separate account would have to earn a sufficient amount in excess of 0%, 6% or 12% to cover any tax charges.

     The "Premium Accumulated at 5%" column of each table shows the amount which would accumulate if you invested an amount equal to the premium to earn interest at 5% per year, compounded annually.

     We will furnish, upon request, a comparable illustration reflecting the proposed insured's age, gender, risk classification and desired Policy features.

                TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY
                   FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                          HYPOTHETICAL ILLUSTRATIONS
                               MALE ISSUE AGE 35

  Specified Amount $500,000               Ultimate Select, Non-Tobacco Use Class
  Annual Premium $5,500                   Death Benefit Option A
                      Using Current Cost of Insurance Rates

END OF               PREMIUMS                                      DEATH BENEFIT
POLICY             ACCUMULATED                          ASSUMING HYPOTHETICAL GROSS AND NET
YEAR                  AT 5%                                 ANNUAL INVESTMENT RETURN OF
                                          0% (GROSS)                 6% (GROSS)                 12% (GROSS)
                                   -1.82% (NET) YEARS 1-15     4.18% (NET) YEARS 1-15     10.18% (NET) YEARS 1-15
                                    -1.22 (NET) YEARS 16+       4.78% (NET) YEARS 16+     10.78% (NET) YEARS 16+
  1                     5,775              500,000                      500,000                    500,000
  2                    11,839              500,000                      500,000                    500,000
  3                    18,206              500,000                      500,000                    500,000
  4                    24,891              500,000                      500,000                    500,000
  5                    31,911              500,000                      500,000                    500,000
  6                    39,281              500,000                      500,000                    500,000
  7                    47,020              500,000                      500,000                    500,000
  8                    55,146              500,000                      500,000                    500,000
  9                    63,678              500,000                      500,000                    500,000
  10                   72,637              500,000                      500,000                    500,000
  15                  124,616              500,000                      500,000                    500,000
  20                  190,956              500,000                      500,000                    500,000
  30 (AGE 65)         383,684              500,000                      500,000                  1,102,332
  40 (AGE 75)         697,619              500,000                      505,823                  2,749,991
  50 (AGE 85)       1,208,985                    *                      855,420                  7,518,670
  60 (AGE 95)       2,041,946                    *                    1,357,112                 19,828,299


END OF                            CASH VALUE                                   NET SURRENDER VALUE
POLICY                ASSUMING HYPOTHETICAL GROSS AND NET              ASSUMING HYPOTHETICAL GROSS AND NET
YEAR                      ANNUAL INVESTMENT RETURN OF                      ANNUAL INVESTMENT RETURN OF
                  0% (GROSS)       6% (GROSS)      12% (GROSS)      0% (GROSS)       6% (GROSS)     12% (GROSS)
                 -1.82% (NET)     4.18% (NET)     10.18% (NET)     -1.82% (NET)     4.18% (NET)     10.18% (NET)
                  YEARS 1-15       YEARS 1-15      YEARS 1-15       YEARS 1-15       YEARS 1-15      YEARS 1-15
                 -1.22% (NET)     4.78% (NET)     10.78% (NET)     -1.22% (NET)     4.78% (NET)     10.78% (NET)
                   YEARS 16+       YEARS 16+        YEARS 16+        YEARS 16+       YEARS 16+       YEARS 16+
1                    4,583             4,886            5,190            415               718           1,022
2                    9,070             9,965           10,897          4,462             5,357           6,289
3                   13,453            15,234           17,165          8,405            10,186          12,116
4                   17,740            20,709           24,056         12,252            15,221          18,568
5                   21,900            26,364           31,603         15,972            20,435          25,675
6                   25,930            32,203           39,871         19,562            25,835          33,502
7                   29,826            38,229           48,926         23,018            31,420          42,117
8                   33,589            44,449           58,853         26,341            37,201          51,605
9                   37,156            50,806           69,680         29,467            43,118          61,992
10                  40,557            57,338           81,532         32,429            49,209          73,404
15                  54,936            92,693          160,312         54,936            92,693         160,312
20                  66,883           137,267          295,502         66,883           137,267         295,502
30 (AGE 65)         83,871           265,524          903,551         83,871           265,524         903,551
40 (AGE 75)         73,807           472,732        2,570,085         73,807           472,732       2,570,085
50 (AGE 85)              *           814,685        7,160,638              *           814,685       7,160,638
60 (AGE 95)              *         1,343,675       19,631,979              *         1,343,675      19,631,979

* In the absence of an additional payment, the Policy would lapse.


The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future rates of return. Actual investment rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations by an owner and the different investment rates of return for the funds. The death benefit, cash value and net surrender value for a Policy would be different from those shown if the actual investment rates of return averaged 0%, 6% and 12% over a period of years, but fluctuated above or below that average for individual Policy years. No representation can be made by Transamerica or the funds that these hypothetical investment rates of return can be achieved for any one year or sustained over any period of time. This illustration must be preceded or accompanied by current fund prospectuses.

                TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY
                   FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                          HYPOTHETICAL ILLUSTRATIONS
                               MALE ISSUE AGE 35

  Specified Amount $500,000               Ultimate Select, Non-Tobacco Use Class
  Annual Premium $5,500                      Death Benefit Option A
                    Using Guaranteed Cost of Insurance Rates


END OF               PREMIUMS                                      DEATH BENEFIT
POLICY             ACCUMULATED                          ASSUMING HYPOTHETICAL GROSS AND NET
YEAR                  AT 5%                                 ANNUAL INVESTMENT RETURN OF
                                          0% (GROSS)                 6% (GROSS)                 12% (GROSS)
                                   -1.82% (NET) YEARS 1-15     4.18% (NET) YEARS 1-15     10.18% (NET) YEARS 1-15
                                    -1.22% (NET) YEARS 16+      4.78% (NET) YEARS 16+     10.78% (NET) YEARS 16+
  1                     5,775              500,000                           500,000               500,000
  2                    11,839              500,000                           500,000               500,000
  3                    18,206              500,000                           500,000               500,000
  4                    24,891              500,000                           500,000               500,000
  5                    31,911              500,000                           500,000               500,000
  6                    39,281              500,000                           500,000               500,000
  7                    47,020              500,000                           500,000               500,000
  8                    55,146              500,000                           500,000               500,000
  9                    63,678              500,000                           500,000               500,000
  10                   72,637              500,000                           500,000               500,000
  15                  124,616              500,000                           500,000               500,000
  20                  190,956              500,000                           500,000               500,000
  30 (AGE 65)         383,684              500,000                           500,000             1,056,902
  40 (AGE 75)         697,619                    *                           500,000             2,570,181
  50 (AGE 85)       1,208,985                    *                           612,373             6,819,919
  60 (AGE 95)       2,041,946                    *                           940,357            17,034,952


END OF                            CASH VALUE                                   NET SURRENDER VALUE
POLICY                ASSUMING HYPOTHETICAL GROSS AND NET              ASSUMING HYPOTHETICAL GROSS AND NET
YEAR                      ANNUAL INVESTMENT RETURN OF                      ANNUAL INVESTMENT RETURN OF
                  0% (GROSS)       6% (GROSS)      12% (GROSS)      0% (GROSS)       6% (GROSS)     12% (GROSS)
                 -1.82% (NET)     4.18% (NET)     10.18% (NET)     -1.82% (NET)     4.18% (NET)     10.18% (NET)
                  YEARS 1-15       YEARS 1-15      YEARS 1-15       YEARS 1-15       YEARS 1-15      YEARS 1-15
                 -1.22% (NET)     4.78% (NET)     10.78% (NET)     -1.22% (NET)     4.78% (NET)     10.78% (NET)
                   YEARS 16+       YEARS 16+        YEARS 16+        YEARS 16+       YEARS 16+       YEARS 16+
1                    4,583            4,886             5,190            415              718            1,022
2                    8,983            9,875            10,805          4,374            5,267            6,196
3                   13,257           15,027            16,945          8,209            9,978           11,897
4                   17,404           20,345            23,664         11,916           14,857           18,176
5                   21,419           25,829            31,012         15,490           19,901           25,083
6                   25,298           31,483            39,052         18,929           25,115           32,684
7                   29,031           37,302            47,845         22,223           30,494           41,037
8                   32,623           43,295            57,473         25,375           36,046           50,225
9                   36,063           49,458            68,013         28,375           41,770           60,325
10                  39,354           55,802            79,565         31,226           47,674           71,437
15                  53,263           90,175           156,445         53,263           90,175          156,445
20                  63,742          132,501           287,680         63,742          132,501          287,680
30 (AGE 65)         55,512          234,244           866,313         55,512          234,244          866,313
40 (AGE 75)              *          361,217         2,402,039              *          361,217        2,402,039
50 (AGE 85)              *          583,212         6,495,161              *          583,212        6,495,161
60 (AGE 95)              *          931,046        16,866,289              *          931,046       16,866,289

* In the absence of an additional payment, the Policy would lapse.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual investment rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations by an owner and the different investment rates for the funds. The death benefit, cash value and net surrender value for a Policy would be different from those shown if the actual investment rates of return averaged 0%, 6% and 12% over a period of years, but fluctuated above or below that average for individual Policy years. No representation can be made by Transamerica or the funds that these hypothetical investment rates of return can be achieved for any one year or sustained over any period of time. This illustration must be preceded or accompanied by current fund prospectuses.

APPENDIX B
WEALTH INDICES OF INVESTMENTS IN THE U.S. CAPITAL MARKET
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     The information below graphically depicts the growth of $1.00 invested in large company stocks, small company stocks, long-term government bonds, Treasury bills, and hypothetical assets returning the inflation rate over the period from the end of 1925 to the end of 1999. All results assume reinvestment of dividends on stocks or coupons on bonds and no taxes. Transaction costs are not included, except in the small stock index starting in 1982.

     Each of the cumulative index values is initialized at $1.00 at year-end 1925. The graph illustrates that large company stocks and small company stocks have the best performance over the entire 74-year period: investments of $1.00 in these assets would have grown to $2,845.63 and $6,640.79, respectively, by year-end 1999. This higher growth was earned by investments involving substantial risk. In contrast, long-term government bonds (with an approximate 20-year maturity), which exposed the holder to much less risk, grew to only $40.22.

     The lowest-risk strategy over the past 74 years (for those with short-term time horizons) was to buy U.S. Treasury bills. Since U.S. Treasury bills tended to track inflation, the resulting real (inflation-adjusted) returns were near zero for the entire 1926 - 1999 period.

                                [GRAPH OMITTED]

                   COMPOUND ANNUAL RATES OF RETURN BY DECADE

                             1920s*     1930s      1940s      1950s      1960s       1970s      1980s     1990s
 Large Company ............   19.2%      -0.1%      9.2%       19.4%      7.8%        5.9%       17.5%     18.2%
 Small Company ............   -4.5       1.4       20.7        16.9      15.5        11.5        15.8      15.1
 Long-Term Corp. ..........   5.2        6.9        2.7        1.0        1.7         6.2        13.0      8.3
 Long-Term Govt. ..........   5.0        4.9        3.2        -0.1       1.4         5.5        12.6      9.0
 Inter-Term Govt. .........   4.2        4.6        1.8        1.3        3.5         7.0        11.9      7.2
 Treasury Bills ...........   3.7        0.6        0.4        1.9        3.9         6.3        8.9       4.9
 Inflation ................   -1.1       -2.0       5.4        2.2        2.5         7.4        5.1       2.9

----------------
 * Based on the period 1926-1929.

Used with permission. /copyright/2000 Ibbotson Associates, Inc. All rights reserved. [Certain portions of this work were derived from copyrighted works of Roger G. Ibbotson and Rex Sinquefield.]

INDEX TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

TRANSAMERICA OCCIDENTAL LIFE SEPARATE ACCOUNT VUL-3:

There are no financial statements for the separate account because the subaccounts have not commenced operations as of the date of this prospectus.

TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY:

Report of Independent Auditors dated March 31, 2000

Statutory Basis Balance Sheet at December 31, 1999 and 1998

Statutory Basis Statement of Operations for the years ended December 31, 1999, 1998 and 1997

Statutory Basis Statement of Changes in Capital and Surplus for the years ended December 31, 1999, 1998 and 1997

Statutory Basis Statement of Cash Flow for the years ended December 31, 1999, 1998 and 1997

Notes to Statutory Basis Financial Statements

Statutory Basis Financial Statement Schedules








TA00001-05/2000

                         REPORT OF INDEPENDENT AUDITORS

Board of Directors
Transamerica Occidental Life Insurance Company

We have audited the accompanying statutory-basis balance sheets of Transamerica Occidental Life Insurance Company as of December 31, 1999 and 1998, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flow for each of the three years in the period ended December 31, 1999. Our audits also included the accompanying statutory-basis financial statement schedules required by Article 7 of Regulation S-X. These financial statements and schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and schedules based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the California Department of Insurance, which practices differ from accounting principles generally accepted in the United States. The variances between such practices and accounting principles generally accepted in the United States also are described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

In our opinion, because of the effects of the matters described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States, the financial position of Transamerica Occidental Life Insurance Company at December 31, 1999 and 1998, or the results of its operations or its cash flows for each of the three years in the period December 31, 1999.

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Transamerica Occidental Life Insurance Company at December 31, 1999 and 1998, and the results of its operations and its cash flow for each of the three years in the period ended December 31, 1999, in conformity with accounting practices prescribed or permitted by the California Department of Insurance. Also, in our opinion, the related financial statement schedules, when considered in relation to the basic statutory-basis financial statements taken as a whole, present fairly in all material respects the information set forth therein.

                                                               ERNST & YOUNG LLP
March 31, 2000

                 TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY

                        BALANCE SHEETS - STATUTORY BASIS

                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                         DECEMBER 31
                                                    1999              1998
                                               ------------------------------
ADMITTED ASSETS Cash and invested assets:
   Bonds                                       $ 12,820,804      $ 12,135,178
   Preferred stocks - unaffiliated                   77,231            40,941
   Preferred stocks - subsidiaries                   58,219            56,860
   Common stocks - unaffiliated                   1,270,039           773,490
   Common stocks - subsidiaries                     984,400           965,485
   Mortgage loans on real estate                    385,590           387,038
   Real estate                                      101,195           102,748
   Policy loans                                     409,534           410,628
   Cash and short-term investments                  132,454           513,557
   Other investments                                218,997           194,264
                                               ------------------------------
Total cash and invested assets                   16,458,463        15,580,189


Federal income tax receivable                       160,075                --
Accrued investment income                           226,823           210,932
Deferred and uncollected premiums                   227,722          (807,951)
Reinsurance receivable                              249,225         1,201,639
Other admitted assets                               245,696           255,744
Separate account assets                           4,229,395         3,443,277
                                               ------------------------------
Total admitted assets                          $ 21,797,399      $ 19,883,830
                                               ================= ============

                 TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY

                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                   DECEMBER 31
                                                              1999             1998
                                                           ----------------------------
LIABILITIES AND CAPITAL AND SURPLUS
Liabilities:
   Reserves for future policy benefits                     $ 9,695,196      $ 9,428,282
   Policy and contract claims payable                          296,789          156,147
   Supplementary contracts without life contingencies          208,349          215,548
   Funding agreements                                        2,228,261        1,927,054
   Other policy liabilities                                    114,442          115,361
   Funds held under coinsurance                              2,274,229        2,123,810
   Asset valuation reserve                                     578,958          400,616
   Interest maintenance reserve                                 58,721           61,514
   Other liabilities                                           310,404          285,030
   Separate account liabilities                              4,068,126        3,326,306
                                                           ----------------------------
Total liabilities                                           19,833,475       18,039,668

Capital and surplus:
   Common Stock ($12.50 par value):
     Authorized - 4,000,000 shares
     Issued and outstanding - 2,206,933 shares                  27,587           27,587
   Contributed surplus                                         509,600          372,538
   Unassigned surplus                                        1,426,737        1,444,037
                                                           ----------------------------
Total capital and surplus                                    1,963,924        1,844,162
                                                           ----------------------------
Total liabilities and capital and surplus                  $21,797,399      $19,883,830
                                                           ============================

SEE ACCOMPANYING NOTES.

                 TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY

                   STATEMENTS OF OPERATIONS - STATUTORY BASIS

                             (DOLLARS IN THOUSANDS)

                                                                            YEAR ENDED DECEMBER 31
                                                                   1999             1998               1997
                                                                -----------      -----------       -----------
Revenues:
   Premiums and annuity considerations                          $ 1,368,016      $ 1,608,525       $ 1,715,745
   Fund deposits                                                    351,170          363,889           395,162
   Considerations for supplementary contracts without life
     contingencies                                                  212,513          259,660           240,065
   Net investment income                                          1,125,042        1,078,543         1,028,054
   Commissions and expense allowances on reinsurance ceded
                                                                    469,910          471,943           283,794
   Other                                                            550,544          900,281           228,649
                                                                ----------------------------------------------
                                                                  4,077,195        4,682,841         3,891,469
Benefits and expenses:
   Benefits paid or provided for:
     Death benefits                                                 392,276          595,585           432,019
     Annuity benefits                                               582,542          570,424           754,609
     Disability benefits                                             10,199           36,590           139,278
     Surrender benefits and other fund withdrawals                  694,766          616,224           429,449
     Increase (decrease) in reserves                                266,814         (447,419)         (631,054)
     Payments on supplementary contracts                            231,717          243,383           235,594
     Endowments                                                       2,397            2,504             2,000
     Other                                                          112,059          102,093            96,546
                                                                ----------------------------------------------
                                                                  2,292,770        1,719,384         1,458,441
   Expenses:
     Commissions and expense allowances                             691,802          728,533           554,979
     Reinsurance reserve transfer                                        --          671,651           792,425
     Other operating expenses                                       857,912        1,300,821           758,855
     Net transfers to separate accounts                              50,572          200,243           152,998
                                                                ----------------------------------------------
                                                                  1,600,286        2,901,248         2,259,257
                                                                ----------------------------------------------
                                                                  3,893,056        4,620,632         3,717,698
                                                                ----------------------------------------------
Gain from operations before dividends to policyholders,
   federal income tax expense (benefit) and net realized
   capital gains (losses)                                           184,139           62,209           173,771
Dividends to policyholders                                            9,294            8,206             9,453
                                                                ----------------------------------------------
Gain from operations before federal income tax expense
   (benefit) and net realized capital gains (losses)                174,845           54,003           164,318
Federal income tax expense (benefit)                                 30,330          (70,408)           58,514
                                                                ----------------------------------------------
Gain from operations before net realized capital gains
   (losses)                                                         144,515          124,411           105,804
Net realized capital gains (losses)                                  17,515           76,071            (9,332)
                                                                ----------------------------------------------
Net income                                                      $   162,030      $   200,482       $    96,472
                                                                ==============================================

SEE ACCOMPANYING NOTES.

                 TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY

         STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS - STATUTORY BASIS

                             (DOLLARS IN THOUSANDS)

                                                                      YEAR ENDED DECEMBER 31
                                                             1999              1998              1997
                                                         -----------------------------------------------
Capital and surplus at beginning of year                 $ 1,844,162       $ 1,556,228       $ 1,249,045
Net income                                                   162,030           200,482            96,472
Increase in net unrealized capital gains                     119,420           261,540           246,829
Increase in non-admitted assets and
   related items                                              (2,824)          (45,392)          (41,778)
(Decrease) increase in liability for reinsurance in
   unauthorized companies                                     (4,646)           (3,137)            1,038
Increase in asset valuation reserve                         (178,342)          (39,153)          (66,577)
Increase in surplus in separate account statement
                                                              16,637            32,572            29,459
Contributed capital                                          137,062             3,800           127,194
Prior year adjustments                                       (14,710)          (21,276)          (47,998)
Dividends paid to parent                                     (79,000)          (80,000)          (61,311)
Change in benefit reserve valuation basis                         --                --            (7,782)
Increase (decrease) as a result of
   reinsurance                                               (35,865)          (21,502)           31,637
                                                         -----------------------------------------------
Capital and surplus at end of year                       $ 1,963,924       $ 1,844,162       $ 1,556,228
                                                         ===============================================

SEE ACCOMPANYING NOTES.

                 TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY

                    STATEMENTS OF CASH FLOW - STATUTORY BASIS

                             (DOLLARS IN THOUSANDS)

                                                                      YEAR ENDED DECEMBER 31
                                                             1999              1998              1997
                                                         -----------------------------------------------
OPERATING ACTIVITIES
Premiums and annuity considerations                      $   319,552       $ 2,642,142       $ 1,612,975
Fund deposits                                                351,170           363,889           395,162
Other policy proceeds and considerations                     212,546           259,627           240,280
Allowances and reserve adjustments received on
   reinsurance ceded                                       1,861,584            93,368           249,623
Investment income received                                 1,088,846         1,068,856           996,628
Other income received                                        141,247           194,037           274,793
Life and accident and health claims paid                    (266,727)         (661,006)         (487,861)
Surrender benefits and other fund withdrawals paid
                                                            (695,777)         (618,854)         (442,793)
Annuity and other benefits paid                             (962,151)         (948,840)       (1,046,532)
Commissions, other expenses and taxes
   paid                                                   (1,027,317)         (950,827)         (777,851)
Dividends paid to policyholders                               (9,136)           (8,102)          (10,101)
Federal income taxes received (paid)                        (146,945)           15,764           (12,411)
Reinsurance reserve transfers and other                     (618,898)       (1,891,421)       (1,552,528)
                                                         -----------------------------------------------
Net cash provided by (used in) operating activities
                                                             247,994          (441,367)         (560,616)

INVESTING ACTIVITIES
Proceeds from investments sold, matured
   or repaid:
     Bonds                                                 2,993,985         3,938,693         3,525,839
     Stocks                                                  220,666           488,559           138,284
     Mortgage loans                                           11,248            37,335            34,216
     Real estate                                               3,050            20,300             3,660
     Other invested assets                                       200             3,984             8,580
     Miscellaneous proceeds                                      407           (25,830)            7,140
                                                         -----------------------------------------------
Total investment proceeds                                  3,229,556         4,463,041         3,717,719
Taxes paid on capital gains                                       --                --            (7,481)
                                                         -----------------------------------------------
Net proceeds from sales, maturities, or repayments
   of investments                                          3,229,556         4,463,041         3,710,238



                                       95

                 TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY

              STATEMENTS OF CASH FLOW - STATUTORY BASIS (CONTINUED)

                             (DOLLARS IN THOUSANDS)

                                                                  YEAR ENDED DECEMBER 31
                                                          1999             1998              1997
                                                      -----------------------------------------------
Cost of investments acquired:
   Bonds                                              $(3,656,035)      $(4,225,623)      $(4,103,637)
   Stocks                                                (611,404)         (331,131)         (311,708)
   Mortgage loans                                          (9,800)         (121,139)          (40,000)
   Real estate                                             (5,064)           (7,030)           (2,765)
   Other invested assets                                  (35,204)          (36,752)           (2,031)
   Miscellaneous applications                             (93,194)               --                --
                                                      -----------------------------------------------
Total cost of investments acquired                     (4,410,701)       (4,721,675)       (4,460,141)
Net decrease (increase) in policy loans                     1,094            (3,174)           (7,996)
                                                      -----------------------------------------------
Net cost of investments acquired                       (4,409,607)       (4,724,849)       (4,468,137)
                                                      -----------------------------------------------
Net cash used in investing activities                  (1,180,051)         (261,808)         (757,899)

Financing and miscellaneous activities:
   Other cash provided:
     Capital and surplus paid-in                          137,062             3,800           127,194
     Other sources                                        562,978         1,485,965         1,558,615
                                                      -----------------------------------------------
Total other cash provided                                 700,040         1,489,765         1,685,809

Other cash provided (applied):

   Dividends paid to shareholders                         (79,000)          (80,000)          (61,311)
   Other applications, net                                (70,086)         (347,482)         (162,103)
                                                      -----------------------------------------------
Total other cash provided (applied)                      (149,086)         (427,482)         (223,414)
                                                      -----------------------------------------------
Net cash provided by financing and miscellaneous
   activities                                             550,954         1,062,283         1,462,395
                                                      -----------------------------------------------
Net (decrease) increase in cash and short-term
   investments                                           (381,103)          359,108           143,880

Cash and short-term investments:
   Beginning of year                                      513,557           154,449            10,569
                                                      -----------------------------------------------
   End of year                                        $   132,454       $   513,557       $   154,449
                                                      ===============================================

SEE ACCOMPANYING NOTES.

                 TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS - STATUTORY BASIS

                                DECEMBER 31, 1999

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Transamerica Occidental Life Insurance Company (the Company) is domiciled in California. The Company is a wholly owned subsidiary of Transamerica Insurance Corporation of California, which is a wholly owned subsidiary of Transamerica Corporation. The Company has three wholly owned insurance subsidiaries:
Transamerica Life Insurance and Annuity Company (TALIAC), Transamerica Life Insurance Company of Canada and Transamerica Life Insurance Company of New York. TALIAC has one wholly owned insurance subsidiary, Transamerica Assurance Company. During 1999, Transamerica Corporation was merged with an indirect wholly owned subsidiary of AEGON N.V., a holding company organized under the laws of the Netherlands.

NATURE OF BUSINESS

The Company engages in providing life insurance, pension and annuity products, reinsurance, structured settlements and investment products which are distributed through a network of independent and company-affiliated agents and independent brokers. The Company's customers are primarily in the United States and are distributed in 50 states (reinsurance is the only product distributed in New York).

BASIS OF PRESENTATION

Certain amounts reported in the accompanying financial statements are based on management's best estimates and judgment, subject to the minimum requirements imposed by regulatory authorities. Actual results could differ from those estimates.

The accompanying financial statements have been prepared in conformity with statutory accounting practices (SAP) prescribed or permitted by the California Department of Insurance (the California Department), which vary in some respects from accounting principles generally accepted in the United States (GAAP). The more significant variances from GAAP are as follows:

     The accounts and operations of the Company's subsidiaries are not consolidated but are included in investments in common stocks at the statutory net carrying value. Changes in the subsidiaries' net carrying values are charged or credited directly to unassigned surplus.

                 TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

BASIS OF PRESENTATION (CONTINUED)

     Bonds, where permitted, are carried at amortized cost, rather than segregating the portfolio into held-to-maturity (reported at amortized cost), available-for-sale (reported at fair value) and trading (reported at fair value) classifications.

     The costs of acquiring new and renewal business, such as commissions and underwriting and policy issue costs, are expensed when incurred rather than deferred and amortized over the terms of the related policies.

     Certain assets recognized under GAAP, principally agents' debit balances and computer software, are "non-admitted" and excluded from the accompanying financial statements under SAP and are charged directly to unassigned surplus.

     Reserves for future policy benefits generally are calculated based on mortality and interest assumptions that are statutorily required rather than using estimated expected experience or actual account balances. The policy liabilities are reported net, rather than gross, of ceded amounts.

     Revenues for interest-sensitive life policies and investment-type contracts consist of the entire premium received and benefits represent the benefits paid and the change in policy reserves. Under GAAP, premiums received in excess of policy charges are not recognized as revenue and benefits represent the excess of benefits paid over the policy account value and interest credited to the account value.

     An Interest Maintenance Reserve (IMR) is provided which defers certain realized capital gains and losses attributable to changes in the general level of interest rates. Such deferred gains or losses are amortized into investment income over the remaining period to maturity based on groupings of individual securities sold in five-year bands.

     An Asset Valuation Reserve (AVR) is provided which reclassifies a portion of surplus to liabilities. The AVR is calculated according to a specified formula as prescribed by the National Association of Insurance Commissioners (NAIC) and is intended to stabilize the Company's surplus against possible fluctuations in the market values of bonds, equity securities, mortgage loans, real estate, and other invested assets. Changes in the required AVR balance are charged or credited directly to unassigned surplus.

                 TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

BASIS OF PRESENTATION (CONTINUED)

     Deferred federal income taxes are not provided for differences between the financial statement amounts and tax bases of assets and liabilities.

     Policyholder dividends are recognized when declared rather than over the term of the related policies.

     A liability for reinsurance balances has been provided for unsecured policy reserves ceded to reinsurers unauthorized by license to assume such business. Changes to those amounts are credited or charged directly to unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.

Other significant accounting policies are as follows:

INVESTMENTS

Investments are shown on the following bases:

     Bonds - where permitted, at amortized cost; all others are carried at values prescribed by the Securities Valuation Office of the NAIC (SVO); premiums and discounts are amortized using the interest method. For loan-backed bonds, the interest method including anticipated prepayments at the date of purchase is used. Prepayment assumptions for loan-backed bonds are estimated using broker dealer survey values and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all securities, except for interest-only securities which are valued using the prospective method.

     Preferred stocks - where permitted at cost, all others are carried at fair value based on NAIC values.

                 TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INVESTMENTS (CONTINUED)

     Common stocks - at fair value based on NAIC market values, except for investments in subsidiaries which are at statutory net carrying values.

     Mortgage loans on real estate - at the aggregate unpaid balances.

     Real estate - at depreciated cost less encumbrances, except for properties acquired in satisfaction of debt, which are carried at the lower of fair value or cost, less encumbrances.

     Policy loans - at the aggregate unpaid principal balances.

     Other investments - primarily at the lower of cost or fair value. Derivative instruments, included in other investments in the accompanying balance sheet, are valued in accordance with the NAIC Accounting Practices and Procedures manual and Purposes and Procedures manual of the SVO. All derivative instruments are used for hedging purposes and valued on a basis consistent with the hedged item.

The Company uses interest rate swaps, caps and floors, options and certain other derivatives as part of its overall interest rate risk management strategy for certain life insurance and annuity products. As the Company only uses derivatives for hedging purposes, the Company values all derivative instruments on a consistent basis as the hedged item. Upon termination, gains and losses on those instruments are included in the carrying values of the underlying hedged items and are amortized over the remaining lives of the hedged items as adjustments to investment income or benefits from the hedged items. Any unamortized gains or losses are recognized when the underlying hedged items are sold.

Interest rate swap contracts are used to convert the interest rate characteristics (fixed or variable) of certain investments to match those of the related insurance liabilities that the investments are supporting. The net interest effect of such swap transactions is reported as an adjustment of interest income from the hedged items as incurred.

                 TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INVESTMENTS (CONTINUED)

Interest rate caps and floors are used to limit the effects of changing interest rates on yields of variable rate or short-term assets or liabilities. The initial cost of any such agreements is amortized to net investment income over the life of the agreement. Periodic payments that are receivable as a result of the agreements are accrued as an adjustment of interest income or benefits from the hedged item.

Gains and losses on disposal of investments are recognized on the specific-identification basis. Changes in the statutory fair values of stocks and those bonds carried at values prescribed by the SVO, rather than amortized cost, are reported as unrealized gains or losses directly in unassigned surplus and, accordingly, have no effect on net income.

Short-term investments include investments with maturities of less than one year at date of acquisition.

SEPARATE ACCOUNTS

The Company administers segregated asset accounts for pension and other clients. The assets of the separate accounts are not subject to liabilities arising out of any business the Company may conduct and are reported at fair value. Investment risks associated with fair value changes are primarily borne by the clients. The liabilities of the separate accounts represent reserves established to meet withdrawal and future benefit payment provisions of the contracts.

POLICY RESERVES AND CONTRACT CLAIMS

Life, annuity, and accident and health benefit reserves are calculated based upon published tables using such interest rate assumptions and valuation methods that will provide, in the aggregate, reserves that meet the amounts required by the California Department. The Company waives deduction of deferred fractional premiums upon death of the insureds and returns any portion of the final premium beyond the date of death. Additional reserves are established where the gross premiums on any insurance in force are less than the net premiums according to the standard valuation set by the California Department.

                 TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

POLICY RESERVES AND CONTRACT CLAIMS (CONTINUED)

Contract claim liabilities include provisions for reported claims and claims incurred but not reported, net of reinsurance ceded.

PREMIUM REVENUES

Premiums from life insurance policies are recognized as revenue when due, and premiums from annuity contracts are recognized when received. Accident and health premiums are earned pro rata over the terms of the policies.

OTHER REVENUES

Other revenues consist primarily of profit sharing on reinsurance ceded and reserve adjustments on ceded modified coinsurance transactions.

REINSURANCE

Coinsurance premiums, commissions, expense reimbursements, and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies and the terms of the reinsurance contracts. Gains associated with reinsurance of inforce blocks of business are included in surplus rather than gain from operations. Premiums ceded and recoverable losses have been reported as a reduction of premium income and benefits, respectively.

PRIOR YEAR ADJUSTMENTS

Prior year adjustments charged directly to surplus in 1999 related primarily to expenses incurred for sales practices litigation of $7 million (after tax) and a suspense asset adjustment of $7 million (after tax).

Prior year adjustments in 1998 relate primarily to expenses incurred for sales practices litigation of $8 million (after-tax) and a reserve valuation adjustment of $13 million (after-tax) on single premium immediate annuities.

Prior year adjustments in 1997 relate primarily to expenses incurred for sales practices litigation of $15 million (after-tax) and a reserve valuation adjustment of $30 million (after-tax) on single premium immediate annuities.

                 TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

RECLASSIFICATIONS

Certain reclassifications of 1997 and 1998 amounts have been made to conform with the 1999 presentation.

2. FAIR VALUES OF FINANCIAL INSTRUMENTS

Fair values for bonds are based on market values prescribed by the SVO (NAIC market values) rather than on actual or estimated market values. For bonds without available NAIC market values, amortized costs are used as estimated fair values. As of December 31, 1999 and 1998, the fair value of investments in bonds includes $5,366 million and $5,215 million, respectively, of bonds that were valued at amortized cost.

Fair values for preferred and common stocks are based on NAIC market values, except for investment in subsidiaries which are at statutory net carrying values.

Fair values for mortgage loans on real estate and policy loans are estimated using discounted cash flow calculations, based on interest rates currently being offered for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for calculation purposes.

Fair values for derivative instruments are estimated using values obtained from independent pricing services.

The carrying amounts of cash and short-term investments and accrued investment income approximate their fair value.

Fair values for liabilities under investment-type contracts, included in reserves for future policy benefits and other policy liabilities, are estimated using discounted cash flow calculations, based on interest rates currently being offered by similar contracts with maturities consistent with those remaining for the contracts being valued.

                 TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY

2. FAIR VALUES OF FINANCIAL INSTRUMENTS (CONTINUED)

The carrying values and fair values of financial instruments are as follows (in thousands):

                                                                      DECEMBER 31
                                                        1999                               1998
                                         -----------------------------------------------------------------------
                                              CARRYING           FAIR            CARRYING           FAIR
                                               VALUE             VALUE            VALUE             VALUE
                                         -----------------------------------------------------------------------
Financial assets:
   Bonds                                   $   12,820,804    $   12,681,458   $   12,135,178    $   12,834,818
   Preferred stocks                               135,450            93,071           97,801           100,909
   Common stocks                                2,254,439         2,254,439        1,738,975         1,738,975
   Mortgage loans on real estate                  385,590           363,650          387,038           409,714
   Policy loans                                   409,534           396,956          410,628           388,076
   Floors, caps and swaptions                      56,964            60,129           57,311           149,447
   Cash on hand and on deposit                    132,454           132,454          513,557           513,557
   Accrued investment income                      226,823           226,823          210,932           210,932
                                                                      DECEMBER 31
                                                        1999                               1998
                                         -----------------------------------------------------------------------
                                              CARRYING           FAIR            CARRYING           FAIR
                                               VALUE             VALUE            VALUE             VALUE
                                         -----------------------------------------------------------------------
Financial liabilities (liabilities for
   investment-type contracts):
     Single and flexible premium
       deferred annuities                  $    2,074,622    $    1,881,238   $    2,112,347    $    1,927,980
     Single premium immediate annuities
                                                4,035,133         4,217,004        3,924,227         4,820,607
     Other deposit contracts                    2,219,143         2,222,305        1,917,574         1,915,954

Off-balance sheet assets (liabilities):
   Exchange derivatives designated
     as hedges that are in a:
       Receivable position                              -            30,253                -            88,062
       Payable position                                 -           (96,206)               -           (17,025)

The Company enters into various interest-rate agreements in the normal course of business primarily as a means of managing its interest rate exposure.

                 TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY

2. FAIR VALUES OF FINANCIAL INSTRUMENTS (CONTINUED)

Interest rate swap agreements generally involve the periodic exchange of fixed rate interest and floating rate interest payments by applying a specified market index to the underlying contract or notional amount, without exchanging the underlying notional amounts. Interest rate swap agreements are intended primarily for asset and liability management. The differential to be paid or received on those interest rate swap agreements that are designated as hedges of financial assets is recorded on an accrual basis as a component of net investment income. The differential to be paid or received on those interest rate swap agreements that are designated as hedges of financial liabilities is recorded on an accrual basis as a component of benefits paid or provided. While the Company is not exposed to credit risk with respect to the notional amounts of the interest rate swap agreements, the Company is subject to credit risk from potential nonperformance of counterparties throughout the contract periods. The amounts potentially subject to such credit risk are much smaller than the notional amounts. The Company controls this credit risk by entering into transactions with only a selected number of high quality institutions, establishing credit limits and maintaining collateral when appropriate. Generally, the Company is subject to basis risk when an interest rate swap agreement is not funded. As of December 31, 1999, there were no unfunded interest rate swap agreements.

Interest rate floor agreements generally provide for the receipt of payments in the event the average interest rates during a settlement period fall below specified levels under interest rate floor agreements. These agreements enable the Company to transfer, modify, or reduce its interest rate risk and generally require up front premium payments. The costs of interest rate floor agreements are amortized over the contractual periods and resulting amortization expenses are included in net investment income. The conditional receipts under these agreements are recorded on an accrual basis as a component of net investment income if designated as hedges of financial assets or as a component of benefits paid or provided if designated as hedges of financial liabilities.

                 TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY

2. FAIR VALUES OF FINANCIAL INSTRUMENTS (CONTINUED)

The information on derivative instruments is summarized as follows (in thousands):

                                                          AGGREGATE        WEIGHTED
                                                          NOTIONAL         AVERAGE
                                                           AMOUNT         FIXED RATE        FAIR VALUE
                                                     ------------------------------------------------------
DECEMBER 31, 1999
Interest rate swap agreements designated as
   hedges of financial assets, where
   the Company pays:
     Fixed rate interest                               $      296,133         6.46%       $       28,092
     Floating rate interest                                 1,516,308         5.95               (90,055)
     Floating rate interest based on one index
       and receives floating rate interest on
       another index                                            4,525         6.05                    20
Interest rate swap agreements designated as
   hedges of financial liabilities, where the
   Company pays:
     Floating rate interest                                   710,981         6.40                (4,394)
     Floating rate interest based on one index and
       receives floating rate interest on another
       index                                                  237,500         6.13                  (260)
Interest rate floor agreements                                400,000            -                 3,065
Swaptions                                                   6,500,000         6.64                25,211
Call options                                                   31,999            -                31,853

                 TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY

2. FAIR VALUES OF FINANCIAL INSTRUMENTS (CONTINUED)

                                                          AGGREGATE        WEIGHTED
                                                          NOTIONAL         AVERAGE
                                                           AMOUNT         FIXED RATE        FAIR VALUE
                                                     ------------------------------------------------------
DECEMBER 31, 1998

Interest rate swap agreements designated as
   hedges of financial assets, where
   the Company pays:
     Fixed rate interest                               $       44,950         5.95%       $          280
     Fixed rate interest                                      212,488         5.01               (13,525)
     Floating rate interest                                (1,495,000)        5.40                80,717
     Floating rate interest based on one index and
       receives floating rate interest on another
       index                                                   15,833         5.06                   110
Interest rate swap agreements designated as hedges
   of financial liabilities, where the Company pays:
     Floating rate interest                                 1,204,456         5.42                 3,781
     Floating rate interest based on one index and
       receives floating rate interest on another
       index                                                   37,500         4.84                  (339)
Interest rate floor agreements                                400,000            -                21,705
Swaptions                                                   6,500,000         5.19               101,754
Call options                                                   30,710            -                25,988

Generally, notional amounts indicate the volume of transactions and estimated fair values indicate the amounts subject to credit risk.

Financial instruments which potentially subject the Company to concentration of credit risk consist principally of temporary cash investments, fixed maturities, derivatives, mortgage loans on real estate and reinsurance receivables. The Company places its temporary cash investments with high credit quality financial institutions. Concentration of credit risk with respect to investments in fixed maturities and mortgage loans on real

                 TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY

2. FAIR VALUES OF FINANCIAL INSTRUMENTS (CONTINUED)

estate is limited due to the large number of such investments and their dispersion across many different industries and geographic areas. The Company places reinsurance with only highly rated insurance companies. At December 31, 1999, the Company had no significant concentration of credit risk.

3. INVESTMENTS

The carrying value and fair value of investments in debt securities are summarized as follows (in thousands):

                                                           GROSS             GROSS
                                         CARRYING        UNREALIZED       UNREALIZED          FAIR
                                          VALUE            GAINS            LOSSES            VALUE
                                    -----------------------------------------------------------------------
DECEMBER 31, 1999
U.S. Treasury securities and
   obligations of U.S. government
   corporations
   and agencies                       $      189,325   $       11,396    $        1,968   $      198,753
Obligations of states and political
   subdivisions                              106,484            3,673             1,482          108,675
Foreign governments                           50,820              353             3,328           47,845
Corporate securities                       9,345,228          103,079           230,148        9,218,159
Public utilities                           1,718,582           20,020            38,842        1,699,760
Mortgage and other asset- backed
   securities                              1,410,365                -             2,099        1,408,266
                                    -----------------------------------------------------------------------
                                      $   12,820,804   $      138,521    $      277,867   $   12,681,458
                                    =======================================================================

                 TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY

3. INVESTMENTS (CONTINUED)

                                                           GROSS             GROSS
                                         CARRYING        UNREALIZED        UNREALIZED         FAIR
                                          VALUE            GAINS            LOSSES            VALUE
                                    -----------------------------------------------------------------------
DECEMBER 31, 1998
U.S. Treasury securities and
   obligations of U.S. government
   corporations
   and agencies                       $      148,427   $       57,226    $            -   $      205,653
Obligations of states and political
   subdivisions                              123,255           11,752                 -          135,007
Foreign governments                           39,940            2,115             1,486           40,569
Corporate securities                       8,430,358          476,428            22,687        8,884,099
Public utilities                           2,206,740          176,863               571        2,383,032
Mortgage and other asset- backed
   securities                              1,186,458                -                 -        1,186,458
                                    -----------------------------------------------------------------------
                                      $   12,135,178   $      724,384    $       24,744   $   12,834,818
                                    =======================================================================

Included in bonds is a $150 million note due from Transamerica Corporation at December 31, 1998.

The carrying value and fair value of bonds at December 31, 1999, by contractual maturity, are as follows (in thousands):

                                                                   CARRYING           FAIR
                                                                    VALUE             VALUE
                                                              ------------------------------------
Due in one year or less                                         $      137,778    $      138,280
Due after one year through five years                                2,021,208         2,019,633
Due after five years through ten years                               2,769,210         2,708,056
Due after ten years                                                  6,482,243         6,407,223
Mortgage and other asset-backed securities                           1,410,365         1,408,266
                                                              ------------------------------------
                                                                $   12,820,804    $   12,681,458
                                                              ====================================

Expected maturities may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

                 TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY

3. INVESTMENTS (CONTINUED)

The costs and fair values of preferred stocks and common stocks (unaffiliated companies) are as follows (in thousands):

                                                        GROSS            GROSS            ESTIMATED
                                                     UNREALIZED        UNREALIZED           FAIR
                                       COST             GAINS            LOSSES             VALUE
                               -----------------------------------------------------------------------
DECEMBER 31, 1999
Preferred stocks                 $       77,231    $        6,399   $       41,182    $       42,448
Common stocks                           662,215           640,014           32,190         1,270,039

DECEMBER 31, 1998
Preferred stocks                 $       40,941    $        3,506   $           18    $       44,429
Common stocks                           299,048           483,421            8,979           773,490

The components of investment in real estate are as follows (in thousands):

                                                                 ACCUMULATED        CARRYING
                                                   COST          DEPRECIATION         VALUE
                                            ------------------------------------------------------
DECEMBER 31, 1999
Properties occupied by the
   Company                                    $      207,709    $      111,331    $       96,378
Other                                                  7,450             2,633             4,817
                                            ------------------------------------------------------
                                              $      215,159    $      113,964    $      101,195
                                            ======================================================

DECEMBER 31, 1998
Properties occupied by the
   Company                                    $      202,933    $      105,330    $       97,603
Other                                                  8,514             3,369             5,145
                                            ------------------------------------------------------
                                              $      211,447    $      108,699    $      102,748
                                            ======================================================

                 TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY

3. INVESTMENTS (CONTINUED)

The maximum and minimum lending rates for mortgage loans during 1999 were 8.48% and 7.13%, respectively. The maximum percentage of any one loan to the value of security at the time of the loan, exclusive of any purchase money or insured or guaranteed mortgages, was 80%. Fire insurance is carried in every case at least equal to the excess of the loan over the maximum loan which would be permitted by law on the land without the buildings.

Net investment income (expense) by major category of investments is summarized as follows (in thousands):

                                                               YEAR ENDED DECEMBER 31
                                                      1999              1998             1997
                                                -----------------------------------------------------
Bonds                                             $      989,340   $      950,923    $      934,229
Preferred stocks                                           5,078            1,312               790
Common stocks                                             53,192           53,000            43,938
Mortgage loans on real estate                             28,314           28,713            25,031
Real estate                                               28,008           27,288            29,447
Policy loans                                              27,086           24,780            26,061
Cash and short-term investments                           10,526           10,939             4,094
Other investments                                         16,343           17,198              (533)
                                                -----------------------------------------------------
                                                       1,157,887        1,114,153         1,063,057
Investment expense                                       (32,845)         (35,610)          (35,003)
                                                -----------------------------------------------------
                                                  $    1,125,042   $    1,078,543    $    1,028,054
                                                =====================================================

                 TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY

3. INVESTMENTS (CONTINUED)

The realized gains and losses and other information related to investments are summarized as follows (in thousands):

                                                                     YEAR ENDED DECEMBER 31
                                                            1999              1998             1997
                                                      -----------------------------------------------------
Net gains (losses) on disposition of investments in:
     Bonds                                              $        2,993   $       16,522    $      (27,875)
     Preferred stocks                                           (6,085)          (2,405)             (579)
     Common stocks                                              41,011          164,984             9,792
     Other                                                     (90,400)          (7,021)           (1,308)
                                                      -----------------------------------------------------
                                                               (52,481)         172,080           (19,970)
Related income (taxes) recovery                                 71,941          (84,425)           (7,480)
Transfer to the IMR                                             (1,945)         (11,584)           18,118
                                                      -----------------------------------------------------
Net realized capital gains (losses)                     $       17,515   $       76,071    $       (9,332)
                                                      =====================================================

The other loss of $90.4 million in 1999 primarily results from the net pretax loss incurred on an ineffective equity collar hedge (see Note 12).

                                                                     YEAR ENDED DECEMBER 31
                                                            1999              1998             1997
                                                      -----------------------------------------------------
Proceeds from disposition of investment in bonds        $    2,993,985   $    3,938,693    $    3,525,839

Gross gains on disposition of investment
   in bonds                                                     46,135           44,290            24,157
Gross losses on disposition of investment
   in bonds                                                    (43,142)         (27,768)          (52,032)

Change in net unrealized gains (losses):
   Bonds                                                       (5,756)             (871)               -
   Preferred stocks                                             2,271            (2,741)             518
   Common stocks                                              125,177           257,582          242,773
   Real estate                                                      -                 -            3,727
   Other                                                       (2,272)            7,570             (189)
                                                     ------------------------------------------------------
                                                       $      119,420    $      261,540   $      246,829
                                                     ======================================================

                 TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY

3. INVESTMENTS (CONTINUED)

Change in net unrealized gains on common stocks in 1999, 1998 and 1997, includes $(34) million, $156 million and $107 million, respectively, related to the increase (decrease) in TALIAC's statutory capital and surplus for those years.

4. REINSURANCE

The Company is involved in both the cession and assumption of reinsurance with other companies, including affiliated companies. Risks are reinsured with other companies to permit the recovery of a portion of the direct losses. These reinsured risks are treated as though, to the extent of the reinsurance, they are risks for which the Company is not liable.

Policy liabilities and accruals are reported in the accompanying financial statements net of reinsurance ceded. The Company remains liable to the extent the reinsuring companies do not meet their obligations under these reinsurance treaties.

The following summarizes the effect of reinsurance transactions (in thousands):

                                                 CEDED/RETROCEDED TO               ASSUMED FROM
                                            -------------------------------------------------------------
                                DIRECT        AFFILIATED    UNAFFILIATED     AFFILIATED    UNAFFILIATED       NET
                                AMOUNT        COMPANIES      COMPANIES       COMPANIES      COMPANIES        AMOUNT
                           ----------------------------------------------------------------------------------------------
Year ended
   December 31, 1999:
     Premium revenue         $    1,409,419   $   112,947   $    1,965,697  $    157,197    $ 1,880,044   $  1,368,016
                           ==============================================================================================

At December 31, 1999:
   Life insurance in force   $  547,304,907   $ 4,881,384   $  365,336,549  $ 17,212,668    $   465,086   $194,764,728
                           ==============================================================================================

Reserves for future policy
   benefits                  $   14,241,446   $ 4,124,327   $    3,056,908  $    233,126    $ 2,401,859   $  9,695,196
Policy and contract claims
   payable                          127,030        40,341          137,047         1,824        345,323        296,789
                           ----------------------------------------------------------------------------------------------
                             $   14,368,476   $ 4,164,668   $    3,193,955  $    234,950    $ 2,747,182   $  9,991,985
                           ==============================================================================================

                 TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY

4. REINSURANCE (CONTINUED)

                                                CEDED/RETROCEDED TO               ASSUMED FROM
                                           --------------------------------------------------------------
                                DIRECT       AFFILIATED   UNAFFILIATED     AFFILIATED     UNAFFILIATED        NET
                                AMOUNT       COMPANIES      COMPANIES      COMPANIES       COMPANIES         AMOUNT
                           ----------------------------------------------------------------------------------------------
Year ended
   December 31, 1998:
     Premium revenue         $   1,401,733   $   298,339   $   2,193,006  $     198,460   $   2,499,677   $   1,608,525
                           ==============================================================================================

At December 31, 1998:
   Life insurance in force   $ 190,331,317   $   950,789   $ 307,374,066  $  25,093,946   $ 282,821,689   $ 189,922,097
                           ==============================================================================================

Reserves for future policy
   benefits                  $  14,778,562   $ 4,978,700   $   2,931,865  $     136,208   $   2,424,077   $   9,428,282
Policy and contract claims
   payable                         121,330        45,187         316,533         11,018         385,519         156,147
                           ----------------------------------------------------------------------------------------------
                             $  14,899,892   $ 5,023,887   $   3,248,398  $     147,226   $   2,809,596   $   9,584,429
                           ==============================================================================================

Year ended
   December 31, 1997:
     Premium reserve         $   1,434,511   $   245,606   $   1,296,529  $      75,853   $   1,747,516   $   1,715,745
                           ==============================================================================================

At December 31, 1997:
   Life insurance in force   $ 175,258,666   $         -   $ 272,918,826  $  26,199,512   $ 223,688,654   $ 152,228,006
                           ==============================================================================================

Reserves for future policy
   benefits                  $  15,117,147   $ 5,457,334   $   2,731,647  $      15,306   $   2,922,166   $   9,865,638
Policy and contract claims
   payable                          94,040        42,804         197,351         20,854         357,125         231,864
                           ----------------------------------------------------------------------------------------------
                             $  15,211,187   $ 5,500,138   $   2,928,998  $      36,160   $   3,279,291   $  10,097,502
                           ==============================================================================================

                 TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY

4. REINSURANCE (CONTINUED)

                                                            CEDED TO          ASSUMED
                                           DIRECT            OTHER          FROM OTHER           NET
                                           AMOUNT          COMPANIES         COMPANIES          AMOUNT
                                      -----------------------------------------------------------------------
Year ended December 31, 1999:
     Benefits paid or provided          $    1,632,298   $    1,499,809    $    1,086,642   $    1,219,131
                                      =======================================================================

Year ended December 31, 1998:
     Benefits paid or provided          $    1,576,300   $    1,147,899    $    1,020,085   $    1,448,486
                                      =======================================================================

Year ended December 31, 1997:
     Benefits paid or provided          $    1,631,249   $      955,287    $      887,538   $    1,563,500
                                      =======================================================================

5. INCOME TAXES

The Company's taxable income or loss is included in the consolidated return of Transamerica Corporation for the period ended July 21, 1999. The method of allocation between the companies for the period ended July 21, 1999, is subject to written agreement approved by the Board of Directors. Tax payments are made to, or refunds received from, Transamerica Corporation in amounts which would result from filing separate tax returns with federal taxing authorities, except that tax benefits attributable to operating losses and other carryovers are recognized currently since utilization of these benefits is assured by Transamerica Corporation. The provision does not purport to represent a proportionate share of the consolidated tax.

For the period beginning July 22, 1999, the Company will join in a consolidated tax return with certain life affiliates: TALIAC, Transamerica Assurance Company and Transamerica Life Insurance Company of New York. The method of allocation between the companies for the period beginning July 22, 1999, will be subject to written agreement to be approved by the Board of Directors. It is anticipated that this agreement will require that tax payments are made to, or refunds are received from, TOLIC, in amounts which would results from filing separate tax returns with federal taxing authorities.

                 TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY

5. INCOME TAXES (CONTINUED)

Amounts due from Transamerica Corporation for federal income taxes are $160 million at December 31, 1999. Amounts due to Transamerica Corporation for federal income taxes were $28.5 million at December 31, 1998, and are included in accounts payable and other liabilities in the accompanying balance sheet.

Following is a reconciliation of federal income taxes computed at the statutory rate with the income tax provision, excluding income taxes related to net realized gains on investment transactions (in thousands):

                                                                    YEAR ENDED DECEMBER 31
                                                            1999             1998              1997
                                                     ------------------------------------------------------
Federal income taxes at statutory rate                 $       61,196    $       18,901   $       57,511
Difference between statutory and tax reserves                  (1,153)           (3,463)          10,045
Deferred acquisition costs capitalized,
   net of amortization                                         13,326             4,677           10,652
Reinsurance adjustments                                       (14,442)           (7,525)          12,900
Difference in statutory and tax bases
   of investments                                              (2,399)          (10,990)          (4,149)
Adjustment to prior year tax provision                         24,640           (13,055)           4,689
Tax credits                                                   (16,000)          (17,698)         (11,127)
Nontaxable affiliate dividends                                (17,500)          (17,500)         (14,000)
Other                                                         (17,338)          (23,755)          (8,007)
                                                     ------------------------------------------------------
Provision (benefit) for income taxes                   $       30,330    $      (70,408)  $       58,514
                                                     ======================================================

Under the Life Insurance Company Income Tax Act of 1959, a portion of "gain from operations" was not subject to current income taxation but was accumulated, for tax purposes, in a memorandum account designated as "policyholders' surplus account." The balance in this account was frozen at December 31, 1983, pursuant to the Deficit Reduction Act of 1984. This amount would become subject to tax when it exceeds a certain maximum or when cash dividends are paid therefrom. The policyholders' surplus account balance at December 31, 1999, was $118 million. Should the entire amount in the policyholders' surplus account become taxable, the tax thereon computed at current rates would amount to approximately $41.3 million. No income taxes have been provided on the policyholders' surplus account since the conditions that would cause such taxes are remote.

                 TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY

6. INVESTMENTS IN SUBSIDIARIES

The Company's investment in common stocks of its wholly owned subsidiaries with carrying values, based on the statutory capital and surplus of the subsidiaries, is summarized as follows (in thousands):


                                                    COST       CARRYING VALUE
                                            ------------------------------------
     At December 31, 1999:
        TALIAC                                $      238,418   $      797,109
        Other                                        206,041          187,291
                                            ------------------------------------
                                              $      444,459   $      984,400
                                            ====================================

     At December 31, 1998:
        TALIAC                                $      237,448   $      830,829
        Others                                       179,891          134,656
                                            ------------------------------------
                                              $      417,339   $      965,485
                                            ====================================

The Company received a $50 million dividend in 1999 and 1998 from its wholly owned subsidiary, TALIAC.

The Company's investment in preferred stocks of subsidiaries is substantially all represented by an investment in Transamerica Life Insurance Company of Canada.

Certain financial information with respect to TALIAC, the Company's principal subsidiary, is as follows (in thousands):

                                                   DECEMBER 31
                                             1999               1998
                                      ---------------------------------------

     Cash and investments               $    14,046,255    $    13,582,175
     Other assets                             6,339,057          4,783,063
                                      ---------------------------------------
     Total assets                            20,385,312         18,365,238

     Aggregate reserves                       9,221,606          8,084,356
     Other liabilities                       10,366,597          9,450,053
                                      ---------------------------------------
     Total liabilities                       19,588,203         17,534,409
                                      ---------------------------------------
     Total capital and surplus          $       797,109    $       830,829
                                      =======================================

                 TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY

7. DEFERRED AND UNCOLLECTED PREMIUMS

Components of deferred and uncollected premiums are as follows:

                                                   GROSS           LOADING             NET
                                             ------------------------------------------------------
DECEMBER 31, 1999
Life and annuity:
   Ordinary first-year business               $        8,630   $            -    $        8,630
   Ordinary renewal business                         183,107           36,000           147,107
   Group life direct business                          2,095                -             2,095
                                             ------------------------------------------------------
                                                     193,832           36,000           157,832
Accident and health                                   69,890                -            69,890
                                             ------------------------------------------------------
                                              $      263,722   $       36,000    $      227,722
                                             ======================================================
DECEMBER 31, 1998
Life and annuity:
   Ordinary first-year business               $     (828,090)  $       14,537    $     (842,627)
   Ordinary renewal business                           9,900            8,929               971
   Group life direct business                          5,637                -             5,637
                                             ------------------------------------------------------
                                                    (812,553)          23,466          (836,019)
Accident and health                                   28,068                -            28,068
                                             ------------------------------------------------------
                                              $     (784,485)  $       23,466    $     (807,951)
                                             ======================================================

The gross deferred and uncollected premiums balance at December 31, 1999, of $263,722,000 is composed of $431,756,000 direct deferred and uncollected premiums less reinsurance premiums payable of $168,034,000.

The gross deferred and uncollected premiums balance at December 31, 1998, of $(784,485,000) is composed of $379,199,000 direct deferred and uncollected premiums less reinsurance premiums payable of $(1,163,684,000).

                 TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY

8. ANNUITY RESERVES AND DEPOSIT LIABILITIES

A portion of the Company's policy reserves and other policyholders' funds (including separate account liabilities) relates to liabilities established on a variety of the Company's products that are not subject to significant mortality or morbidity risk; however, there may be certain restrictions placed upon the amount of funds that can be withdrawn without penalty. The amount of reserves on these products, by withdrawal characteristics, are summarized as follows (in thousands):

                                                                       DECEMBER 31
                                                          1999                            1998
                                             ----------------------------------------------------------------
                                                  AMOUNT         PERCENT         AMOUNT          PERCENT
                                             ----------------------------------------------------------------
Subject to discretionary withdrawal - with
   adjustment:
     With market value adjustment              $      9,134          -%       $   2,955,445        21%
     At book value less surrender charge            435,717          3              565,977         4
     At market value                              7,385,279         53            2,319,944        16
                                             ------------------------------------------------------------
                                                  7,830,130         56            5,841,366        41
Subject to discretionary withdrawal -
   without adjustment                             1,748,102         13            1,839,270        13
Not subject to discretionary withdrawal
   provision                                      4,417,004         31            6,710,422        46
                                             ------------------------------------------------------------
Total annuity reserves and deposit
   liabilities                                   13,995,236        100%          14,391,058       100%
                                                                ==========                     ==========
Less reinsurance                                 (5,820,180)                     (6,736,704)
                                               ------------                   -------------
Net annuity reserves and deposit liabilities   $  8,175,056*                  $   7,654,354*
                                               ============                   =============

* Includes $3,364 million and $2,622 million of annuity reserves and deposit liabilities reported in the separate account liability at December 31, 1999 and 1998, respectively. Funding agreement liabilities that are a part of the separate account liabilities are excluded from the above amounts.

Included in other liabilities is $2,228 million and $1,927 million at December 31, 1999 and 1998, respectively, held pursuant to funding agreements. Funding agreements are obligations that contain no mortality or morbidity risks.

                 TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY

9. CAPITAL AND SURPLUS

The Company is subject to the requirements of the NAIC approved Risk Based Capital (RBC) rules and at December 31, 1999 and 1998, the Company met the RBC requirement.

The amount of dividends which can be paid by the Company without prior approval of the California Department is subject to restrictions related to statutory surplus and gains from operations. The Company could pay $184 million in dividends in 2000 without prior approval.

10. PENSION PLAN AND OTHER POSTRETIREMENT BENEFITS

Substantially all employees are covered by noncontributory defined benefit plans sponsored by the Company and the Retirement Plan for Salaried Employees of Transamerica Corporation and Affiliates in which the Company also participates. Pension benefits are based on the employee's compensation during the highest paid 60 consecutive months during the 120 months before retirement. The general policy is to fund current service costs currently and prior service costs over periods ranging from 10 to 30 years. Assets of those plans are invested principally in publicly traded stocks and bonds.

The Company's total pension costs were $0.8 million, $0.6 million and $0 million for the years ended December 31, 1999, 1998 and 1997, respectively.

The Company also participates in various contributory defined benefit programs sponsored by Transamerica Corporation that provide medical and certain other benefits to eligible retirees. The Company accounts for the costs of such benefit programs under the accrual method and amortizes its transition obligation for retirees and fully eligible or vested employees over 20 years. Postretirement benefit costs charged to income was $3 million for each of the years ended December 31, 1999, 1998 and 1997.

11. ASSETS ON DEPOSIT

At December 31, 1999 and 1998, $4 million and $4 million of the Company's assets were on deposit with public officials in compliance with regulatory requirements.

                 TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY

12. RELATED PARTY TRANSACTIONS

The Company has various transactions with Transamerica Corporation and its affiliated companies in the normal course of operations. These transactions include the assumption and cession of reinsurance and the performance of certain administrative and support services for affiliated companies. Such reimbursements are recorded as a reduction of operating expenses.

Transactions with Transamerica Corporation and its affiliates also include transactions related to pension plans, investments in a money market fund managed by an affiliated company, and rental of computer services. Pension funds administered by a subsidiary for affiliated companies amounted to $1.8 billion, $1.6 billion and $1.3 billion at December 31, 1999, 1998 and 1997, respectively. The investment in an affiliated money market fund was not material.

The Company had amounts due from affiliates of $41 million as of December 31, 1999, and $16 million as of December 31, 1998.

In March 1999, the Company entered into an equity collar (which expired December 17, 1999), with an unrelated party to hedge the price fluctuations of their unaffiliated equity securities portfolio. In addition, Transamerica Corporation agreed to protect the Company from any ineffectiveness in the hedge that would expose the Company to loss net of tax benefit. As a result of the ineffectiveness of the collar with the unrelated party and the payment that the Company was required to make upon settlement, Transamerica Corporation made a payment of $172 million to the Company in December 1999.

                 TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY

13. LEASES

Rental expense for equipment and properties occupied by the Company was $17 million in 1999, $14 million in 1998, and $19 million in 1997. The following is a schedule by years of future minimum rental payments required under operating leases that have initial or remaining noncancelable lease terms in excess of one year as of December 31, 1999 (in thousands):

Year ending December 31:
       2000                                     $        12,203
       2001                                               9,998
       2002                                               7,745
       2003                                               6,728
       2004                                               6,624
       Later years                                       41,701
                                                ---------------
                                                $        84,999
                                                ===============

14. LITIGATION

The Company is a defendant in various legal actions arising from its operations. These include legal actions similar to those faced by many other major life insurers which allege damages related to sales practices for universal life policies sold between January 1981 and June 1996. In one such action, the Company and plaintiff's counsel entered into a settlement which was approved on June 26, 1997. The settlement required prompt notification to affected policyholders. Administrative and policy benefit costs associated with the settlement of $7 million, $8 million and $15 million after-tax have been incurred in 1999, 1998 and 1997, respectively, and reflected in these statements as prior period adjustments. Additional costs related to the settlement are not expected to be material and will be incurred over a period of years. In the opinion of the Company, any ultimate liability which might result from other litigation would not have a materially adverse effect on the combined financial position of the Company or the results of its operations.

15. SEPARATE ACCOUNTS

Separate accounts held by the Company represent primarily funds which are administered for pension plans. The assets consist primarily of fixed maturities and equity securities and are carried at estimated fair value. The Company provides a minimum guaranteed return to policyholders of certain separate accounts. Certain other separate accounts do not have any minimum guarantees and the investment risks associated with market value changes are borne entirely by the policyholder.

                 TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY

15. SEPARATE ACCOUNTS (CONTINUED)

Information regarding the separate accounts of the Company as of and for the year ended December 31, 1999, is as follows (in thousands):

                                        SEPARATE ACCOUNTS WITH GUARANTEES
                                 -------------------------------------------------
                                                   NONINDEXED       NONINDEXED
                                                    GUARANTEE        GUARANTEE      NONGUARANTEED
                                                  LESS THAN OR     GREATER THAN        SEPARATE
                                    INDEXED        EQUAL TO 4%          4%             ACCOUNTS            TOTAL
                                 --------------- ---------------- ---------------- ----------------- ------------------
Premiums, deposits and other
   considerations                  $         -     $          -     $          -     $     254,076     $     254,076
                                 =============== ================ ================ ================= ==================

Reserves for separate accounts
    with assets at:
     Fair value                    $         -     $          -     $          -     $   3,364,426     $   3,364,426
     Amortized cost                          -                -                -                 -                 -
Other                                        -                -                -           703,700           703,700
                                 --------------- ---------------- ---------------- ----------------- ------------------
Total                              $         -     $          -     $          -     $   4,068,126     $   4,068,126
                                 =============== ================ ================ ================= ==================
Reserves for separate accounts
   by withdrawal characteristics:
     Subject to discretionary
       withdrawal (with adjustment):
         With market value
            adjustment             $         -     $          -     $          -     $           -     $           -
         At book value less
            current surrender
            charge of 5% or more             -                -                -                 -                 -
         At market value                                                                 3,364,426         3,364,426
         At book value without
            adjustment and with
            current surrender
            charges less than 5%             -                -                -                 -                 -
                                 --------------- ---------------- ---------------- ----------------- ------------------
Subtotal                                     -                -                -         3,364,426         3,364,426
     Not subject to
       discretionary withdrawal              -                -                -                 -                 -
     Other                                   -                -                -           703,700           703,700
                                 --------------- ---------------- ---------------- ----------------- ------------------
Total separate account
   liabilities                     $         -     $          -     $          -     $   4,068,126     $   4,068,126
                                 =============== ================ ================ ================= ==================

                 TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY

15. SEPARATE ACCOUNTS (CONTINUED)

A reconciliation of the amounts transferred to and from the separate accounts is presented below (in thousands):

                                                                    YEAR ENDED DECEMBER 31
                                                            1999             1998              1997
                                                     ------------------------------------------------------
Transfer as reported in the summary of
   operations of the separate accounts statement:
     Transfers to separate accounts                    $      255,210    $      352,298   $      454,749
     Transfers from separate accounts                         217,729           173,152          240,381
                                                     ------------------------------------------------------
Net transfers to separate accounts                             37,481           179,146          214,368
Reconciling adjustments:
Deposits (withdrawals) from separate
   accounts                                                    13,091            21,097          (61,370)
                                                     ------------------------------------------------------
Transfers as reported in the statements of income      $       50,572    $      200,243   $      152,998
                                                     ======================================================

16.  DIRECT PREMIUM WRITTEN BY MANAGING GENERAL AGENTS/THIRD-PARTY
     ADMINISTRATORS

The Company has the following direct premiums written through managing general agents (in thousands):

                                                                TYPES OF                         DIRECT
                                                EXCLUSIVE       BUSINESS        AUTHORITY        WRITTEN
                                                 CONTRACT        WRITTEN         GRANTED        PREMIUMS
                                             ----------------------------------------------------------------
National Benefit Resources                          No        Specific and          *          $         38
                                                                Aggregate
                                                             Excess of Loss
                                                               Insurance

R. E. Moulton Insurance Agency, Inc.                No        Specific and          *                 6,698
                                                                Aggregate
                                                             Excess of Loss
                                                               Insurance

                 TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY

16. DIRECT PREMIUM WRITTEN BY MANAGING GENERAL AGENTS/THIRD-PARTY ADMINISTRATORS (CONTINUED)

                                                                TYPES OF                         DIRECT
                                                EXCLUSIVE       BUSINESS        AUTHORITY        WRITTEN
                                                 CONTRACT        WRITTEN         GRANTED        PREMIUMS
                                             ----------------------------------------------------------------
Intermediary Insurance Services, Inc.               No        Specific and          *                 2,969
                                                                Aggregate
                                                             Excess of Loss
                                                                Insurance

Excess Reinsurance Underwriters                     No        Specific and          *                12,536
   Agency, Inc.                                                 Aggregate
                                                             Excess of Loss
                                                                Insurance

Risk Assessment Strategies                          No        Specific and          *                   576
                                                                Aggregate
                                                             Excess of Loss
                                                               Insurance

North American Insurance Management                Yes        Occupational          *                 1,453
                                                              Accident -
                                                            Excess of Loss
                                                               Insurance

Health Reinsurance Management Partnership           No       Provider Excess        *                25,173

Self Funding Systems                                No        Specific and          *                   119
                                                               Aggregate
                                                              Excess of Loss
                                                                Insurance

* Premium collection, underwriting and commission/claim payments authority granted.

                 TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY

17. NAIC CODIFICATION

In 1998, the NAIC adopted codified statutory accounting principles (Codification) effective January 1, 2001. Codification will likely change, to some extent, prescribed statutory accounting practices and may result in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements. Codification will require adoption by the various states before it becomes the prescribed statutory basis of accounting for insurance companies domesticated within those states. Accordingly, before Codification becomes effective for the Company, the state of California must adopt Codification as the prescribed basis of accounting on which domestic insurers must report their statutory-basis results to the Insurance Department. The state of California has stated affirmatively that it will adopt Codification effective January 1, 2001. Management believes that the impact of Codification will not be material to the Company's statutory-basis financial statements

18. YEAR 2000 (UNAUDITED)

In prior years, the Company discussed the nature and progress of its plans to become Year 2000 ready. In 1999, the Company completed its remediation and testing of systems. As a result of those planning and implementation efforts, the Company experienced no significant disruptions in mission critical information technology and non-information technology systems and believes those systems successfully responded to the Year 2000 date change. The Company is not aware of any material problems resulting from Year 2000 issues, either with its products, its internal systems, or the products and services of third parties. The Company will continue to monitor its mission critical computer applications and those of its suppliers and vendors throughout the year 2000 to ensure that any latent Year 2000 matters that may arise are addressed promptly.

                 TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY

       SUMMARY OF INVESTMENTS - OTHER THAN INVESTMENTS IN RELATED PARTIES
                                - STATUTORY BASIS

                             (DOLLARS IN THOUSANDS)

                                DECEMBER 31, 1999

SCHEDULE I

                                                                                           AMOUNT AT
                                                                                          WHICH SHOWN
                                                                           MARKET            IN THE
TYPE OF INVESTMENT                                    COST (1)             VALUE          BALANCE SHEET
-----------------------------------------------------------------------------------------------------------
FIXED MATURITIES
Bonds:
   United States government and government
     agencies and authorities                     $       189,325    $       198,753   $        189,325
   States, municipalities and political
     subdivisions                                         106,484            108,675            106,484
   Foreign governments                                     50,820             47,845             50,820
   Public utilities                                     1,718,582          1,699,760          1,718,582
   All other corporate bonds                            9,345,228          9,218,159          9,345,228
   Mortgage and other asset-backed securities
                                                        1,410,365          1,408,266          1,410,365
Redeemable preferred stock                                 66,841             30,448             66,371
                                                -----------------------------------------------------------
Total fixed maturities                                 12,887,645         12,711,906         12,887,175

EQUITY SECURITIES
Common stocks:
   Affiliated entities                                    444,459            984,400            984,400
   Banks, trust and insurance                              36,481             38,892             38,892
   Industrial, miscellaneous and all other                625,734          1,231,147          1,231,147
   Nonredeemable preferred stock                           69,079             62,623             69,079
                                                -----------------------------------------------------------
Total equity securities                                 1,175,753          2,317,062          2,323,518

Mortgage loans on real estate                             385,590            363,650            385,590
Real estate                                               101,195             50,000            101,195
Policy loans                                              409,534            396,956            409,534
Other long-term investments                               218,997            155,562            218,997
Cash and short-term investments                           132,454            132,454            132,454
                                                -----------------------------------------------------------
Total investments                                 $    15,311,168    $    16,127,590    $    16,458,463
                                                ===========================================================

(1) Original cost of equity securities and, as to fixed maturities, original cost reduced by repayments and adjusted for amortization of premiums or accrual discounts.

                 TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY

              SUPPLEMENTARY INSURANCE INFORMATION - STATUTORY BASIS

                             (DOLLARS IN THOUSANDS)

SCHEDULE III

                                                     FUTURE POLICY                           POLICY AND
                                                     BENEFITS AND         UNEARNED            CONTRACT
                                                       EXPENSES           PREMIUMS          LIABILITIES
-----------------------------------------------------------------------------------------------------------
Year ended December 31, 1999
Individual life                                   $     4,988,602    $             -    $       240,452
Individual health                                          42,065             28,046             33,481
Group life and health                                      31,586              2,616             32,963
Annuity                                                 4,602,281                  -            (10,107)
                                                -----------------------------------------------------------
                                                        9,664,534             30,662            296,789

Year ended December 31, 1998
Individual life                                         4,595,349                  -            121,089
Individual health                                          26,439             41,669             (9,445)
Group life and health                                      12,953              3,675             47,840
Annuity                                                 4,748,197                  -             (3,337)
                                                -----------------------------------------------------------
                                                        9,382,938             45,344            156,147

Year ended December 31, 1997
Individual life                                         4,207,937                  -            155,424
Individual health                                          27,254             31,297              2,606
Group life and health                                      16,964              2,124             51,052
Annuity                                                 5,580,062                  -             22,781
                                                -----------------------------------------------------------
                                                  $     9,832,217    $        33,421    $       231,863
                                                ===========================================================

                 TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY

                             (DOLLARS IN THOUSANDS)


                              NET         BENEFITS, CLAIMS          OTHER
       PREMIUM           INVESTMENT         LOSSES AND           OPERATING           PREMIUMS
       REVENUE             INCOME*      SETTELEMNT EXPENSES       EXPENSES*            WRITTEN
-------------------------------------------------------------------------------------------------
  $       891,749     $       405,705    $       909,143    $       703,605     $     1,178,607
          (10,184)              2,770            (33,811)            35,665              80,328
          158,775              10,967            134,414            124,689              65,217
          327,676             705,600          1,283,024            736,327              85,267
--------------------------------------------------------------------------------------------------
        1,368,016           1,125,042          2,292,770          1,600,286           1,409,419


          905,725             400,313          1,242,592            492,976           1,087,850
           51,827               4,483              3,265            100,839              63,828
          195,431               4,003            160,581             89,231              50,433
          455,542             669,744            312,946          2,218,202             199,622
--------------------------------------------------------------------------------------------------
        1,608,525           1,078,543          1,719,384          2,901,248           1,401,733


          761,853             370,027            933,474            383,255           1,042,734
           23,988               6,216             19,252             49,460              56,861
          236,688               5,074            200,224            123,772             111,314
          693,216             646,737            305,491          1,702,770             223,602
--------------------------------------------------------------------------------------------------
  $     1,715,745     $     1,028,054    $     1,458,441    $     2,259,257     $     1,434,511
==================================================================================================


* Allocations of net investment income and other operating expenses are based on a number of assumptions of estimates, and the results would change if different methods were applied.

                 TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY

                          REINSURANCE - STATUTORY BASIS

                             (DOLLARS IN THOUSANDS)

SCHEDULE IV

                                                                         ASSUMED                           PERCENTAGE
                                                       CEDED TO            FROM                             OF AMOUNT
                                      GROSS              OTHER            OTHER              NET             ASSUMED
                                      AMOUNT           COMPANIES        COMPANIES           AMOUNT           TO NET
-------------------------------------------------------------------------------------------------------------------------
Year ended December 31,
   1999
Life insurance in force           $  547,304,907    $  370,217,933   $   17,677,754    $  194,764,728           9%

Premiums:
   Individual life                $    1,178,607    $    1,220,329   $      933,471    $      891,749         105%
   Individual health                      80,328            97,296            6,784           (10,184)          -%
   Group life and health                  65,217           247,870          341,428           158,775         215%
   Annuity                                85,267           513,149          755,558           327,676         231%
                                -----------------------------------------------------------------------------------------
                                  $    1,409,419    $    2,078,644   $    2,037,241    $    1,368,016         149%
                                =========================================================================================

Year ended December 31,
   1998
Life insurance in force           $  190,331,317    $  308,297,855   $  307,915,635    $  189,922,097         162%

Premiums:
   Individual life                $    1,087,850    $      958,929   $      776,803    $      905,725          86%
   Individual health                      63,828           134,991          122,991            51,827         237%
   Group life and health                  50,433           268,973          413,971           195,431         212%
   Annuity                               199,622         1,128,452        1,384,372           455,542         304%
                                -----------------------------------------------------------------------------------------
                                  $    1,401,733    $    2,491,345   $    2,698,137    $    1,608,525         168%
                                =========================================================================================

Year ended December 31,
   1997
Life insurance in force           $  175,258,666    $  272,918,826   $  249,888,166    $  152,228,006         164%

Premiums:
   Individual life                $    1,042,734    $      967,543   $      686,662    $      761,853          90%
   Individual health                      56,861            47,651           14,778            23,988          61%
   Group life and health                 111,314           274,270          399,644           236,688         169%
   Annuity                               223,602           252,671          722,285           693,216         104%
                                -----------------------------------------------------------------------------------------
                                  $    1,434,511    $    1,542,135   $    1,823,369    $    1,715,745         106%
                                =========================================================================================